UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21210

Alpine Income Trust

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215

Purchase, New York 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York 10577	Rose DiMartino Attorney at Law Willkie Farr & Gallagher 787 7th Avenue, 40th Floor New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 – April 30, 2017

Item 1: Shareholder Report

Alpine

Equity & Income Funds

Alpine Dynamic Dividend Fund
Institutional Class (ADVDX)
Class A (ADAVX)

Alpine Rising Dividend Fund
Institutional Class (AADDX)
Class A (AAADX)

Alpine Financial Services Fund
Institutional Class (ADFSX)
Class A (ADAFX)

Alpine Small Cap Fund
Institutional Class (ADINX)
Class A (ADIAX)

Alpine Ultra Short Municipal Income Fund
Institutional Class (ATOIX)
Class A (ATOAX)

Alpine High Yield Managed Duration Municipal Fund
Institutional Class (AHYMX)
Class A (AAHMX)

April 30,

2017

Semi-Annual Report

Additional Alpine Funds are offered in the Alpine Equity Trust. These Funds include:

Alpine International Real Estate Equity Fund	Alpine Emerging Markets Real Estate Fund
Alpine Realty Income & Growth Fund	Alpine Global Infrastructure Fund
Alpine Global Realty Growth & Income Fund

Alpine’s Real Estate Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing in funds of the Alpine Equity Trust. The statutory and summary prospectuses contain this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

Alpine’s Investment Outlook

Dear Shareholders:

We are pleased to present the semi-annual reports for the Alpine Mutual Funds. The past six months have seen a significant market impact from the election of Donald J. Trump as President. During the ten weeks following the election, the combined agenda of the President and the Republican Congress gave market participants hope that the economy would receive significant fiscal stimulus with a focus on improving corporate earnings. However, at this juncture, roughly six months past the election, no notable legislation has been passed and the prospect of additional economic stimulus seems questionable.

Nevertheless, capital markets continued to trade at strong levels. The overall economic trajectory continues on its slow but steady course of improvement. In fact, corporate profits of many companies have been improving over the past year, following the aftermath of the commodity cycle collapse in 2015. It’s worth noting that over the long term, jobless claims have declined from their nadir of 665,000 new claimants for unemployment per month in March of 2009 to 232,000 in April 2017. This is the lowest number since March of 1973, and well below the 50 year average of 358,000 jobs lost. While business layoffs have declined, stronger hiring patterns represented by job openings across all industries are essential. Job openings have been holding at an average annualized level of 5,655,000 since the beginning of 2016, which is the highest level since December of 2000 when the Bureau of Labor Statistics survey commenced. Notably, the economy has added 16 million jobs since the cycle low point at the end of 2009, growing 1.67% per year to 146 million non-farm jobs. This is even faster than the prior economic expansion from late 2003 through 2007 when the U.S. added 1.43% new jobs per year. However, if we go back almost 17 years to the end of the DotCom bubble in 2000 when non-farm payrolls registered 133 million jobs, the economy has only grown employment by 0.59% per year over. That is a far cry from the previous extended period from 1982, when interest rates started coming down, through December of 2000 as the economy added over 43 million jobs. For that period, non-farm jobs grew at approximately 2.25% per year over an 18 year stretch (Source: Bloomberg). Thus, it is understandable why many Americans believe, that our economy has stagnated, and are hoping for the return to growth reminiscent of their younger days.

Even, the often mentioned underemployment level, which also includes part-time and marginally employed people, has only recently fallen below the 10% level down to 8.6% from the high of 17.1% in early 2010. Notably, this current level is about the same as the average from the decade between 1997 and 2007 before the economic and financial collapse in 2008. Although auto sales have come off historically strong levels, new home sales continue its steady recovery. For all these reasons, we believe the United States is poised to generate continued overall strength in its economy despite the ongoing headwinds from globalization and excess productive capacity abroad. Nonetheless, we have yet to overcome those factors which have contributed to a delayed capital expenditures (capex) cycle outside of regions and industries dominated by technological hubs or major trans shipments such as ports for goods and commodities. Thus, Alpine believes that the prospect for a return to wage growth is improving, which may become meaningful over the next year or so. This could lead to higher prices and perhaps rising interest rates.

Early in the year, Alpine presented a podcast in which several portfolio managers raised the question “Trump Change or Chump Change?” in assessing the direction of the market. We think that the President’s rhetoric focused many investors on the prospect of rising interest rates and corporate capex in response to a strengthening economy. However, his administration’s agenda for tax reductions, regulatory reform and infrastructure spending (which we believed could have been a significant catalyst for growth) has since floundered. The administration’s ineffectiveness in working with an aligned Congress and the inability to staff many government appointments during the first few months of the Trump Presidency has put into question whether much, if anything, will be accomplished before the prospect of mid-term elections absorbs the House of Representatives. For now, we expect minimal change unless somehow Republicans and Democrats can find common ground on long term economic programs such as infrastructure regeneration. Thus, the United States appears to be back in a state of governmental gridlock, much like the prior eight years, where low rates dominated the financial markets and business cycles. The Federal Reserve (Fed) will likely continue to seek opportunities to normalize interest rates, boosting 25 basis points at a time as the economy and markets permit, over the next 12-18 months. However, the

Fed’s so called “dot plot” graph, projecting future interest rates, may shift lower and slower yet again.

Even with moderating prospects, the United States is still leading the world economically, albeit at a slow pace. That said, we see some positive fundamental changes in Japan after nearly two decades of stagnation, and China remains a major industrial force even though it is growing more slowly and must work through its internal financial restructurings over the next number of years. While Europe still appears to be some three or four years behind the United States in terms of job growth and strengthening its banking systems, Germany is leading the Eurozone forward.

It is notable that President Trump’s international policies, specifically, rejecting the Trans-Pacific Partnership and not confirming Article 5 of the North Atlantic Treaty Organization (NATO)—to defend members under attack—may weaken the economic and international prominence of our country. Unless new policy initiatives or alignments could be established, China and Germany, and possibly Japan and even Russia may fill leadership, trade and economic voids that we abandon.

We believe that the equity markets and bond markets should gradually move towards higher interest rates, albeit, the risk of an inflationary shock to both seems much more remote now than it has anytime over the last few years. Nevertheless, we expect the markets to climb the ‘wall of worry’ between the risk of slowing down a little too much or speeding up a little too much. This could enable a significantly longer economic cycle than we have experienced in quite a while. So, the current seven year expansion could last easily for another two to three years and, possibly, longer. This suggests that investors using fixed-income and equity income strategies might still be able to achieve reasonable total returns even if interest rates rise at a modest annual pace. Meanwhile, equity investors will likely still seek growth in companies that are able to expand market share or apply innovative technology to traditional industries. For example, we highlight autonomous cars, drones, power generation, as well as new fields of endeavor, such as “Big Data” and the ever evolving field of bio-pharma research. Ultimately, those companies or entrepreneurs who can affect fundamental change to transform the way we work, play, learn, feed, entertain and protect ourselves, will likely continue to see great opportunities. Our job at Alpine is to find those companies which can capitalize on such growth, as well as invest in underappreciated businesses which can excel in more traditional or mundane segments of the economy which may offer ongoing value and growth opportunities for investors.

Even though we have enjoyed solid performance by many of our Funds over the past fiscal period, we will continue to explore new ways to add value and attempt to reward your support for our endeavors. We appreciate your interest and look forward to reporting to you at the end of the next fiscal period. Meanwhile, feel free to visit our website for periodic updates on our thinking.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to individual letters for risks specific to that Fund.

This letter and the letters that follow represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

Disclosures and Definitions

Please refer to the Schedule of Portfolio Investments for each Fund’s holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Funds’ monthly distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Funds will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Funds’ website: www.alpinefunds.com, or can be obtained by calling 1-800-617-7616. We estimate that the Alpine Series and Income Trusts did not pay any distributions during the fiscal semi-annual period ending April 30, 2017 through a return of capital. A return of capital distribution does not necessarily reflect the Funds’ performance and should not be confused with “yield” or “income.” Final determination of the Federal income tax characteristics of distributions paid during the calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

All investments involve risk. Principal loss is possible. A small portion of the S&P 500 yield may include return of capital; the 10-year Treasury yield does not include return of capital; Corporate bonds and High Yield Bonds generally do not have return of capital; a portion of the dividend paid by REITs and REIT preferred stock may be deemed a return of capital for tax purposes in the event the company pays a dividend greater than its taxable income. A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities. The REIT and REIT preferred stock market are smaller than the broader equity and bond markets and often trade with less liquidity than these markets depending upon the size of the individual issue and the demand of the securities. Treasury notes are guaranteed by the U.S. Government and thus they are considered to be safer than other asset classes. Tax features of a Treasury Note, Corporate bond, Stock, High Yield bond, REITs and REIT preferred stock may vary based on an individual circumstances. Consult a tax professional for additional information. Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

S&P Ratings is a financial services company, a division of S&P Global Inc. that publishes financial research and analysis on stocks and bonds. S&P is considered one of the Big Three credit-rating agencies, which also include Moody’s Investor Service and Fitch Ratings.

S&P assigns rating on a scale of ‘D’ to ‘AAA’, with ‘D’ the lowest/weakest rating, indicating a default, and ‘AAA’ the highest/strongest rating, indicating the strongest credit quality in S&P’s spectrum of credit ratings.

S&P incorporates a broad number of credit areas of each entity/municipality when assigning a bond rating to an entity’s debt instrument, including: (a) financial position, which encompasses liquidity metrics, cash reserves, non-liquid assets, liabilities, and other financial metrics; (b) debt position, which includes long and short-term bonded debt and other privately-placed notes/bonds, leases and other off-balance sheet liabilities; (c) pension and Other Post-Employment Benefits (OPEB); (d) socio-economic indices; (e) the aptitude and sophistication of management.

Earnings Growth and EPS Growth are not measures of the Funds’ future performance.

Diversification does not assure a profit or protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

Definitions

Alpha is a measure of performance vs. a benchmark on a risk-adjusted basis. A positive alpha of 1.0 means the portfolio has outperformed its benchmark index by 1%. Correspondingly, a similar negative alpha would indicate an underperformance of 1%.

Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

BVAL Muni Benchmark 10Y – The index represents the 10-year maturity point on the BVAL Muni AAA Benchmark Yield Curve (the “Curve”). The Curve is the baseline curve for BVAL tax-exempt municipals. It is populated with high quality US municipal bonds with an average rating of AAA from Moody’s and S&P. The yield curve is built using non-parametric fit of market data obtained from the Municipal Securities Rulemaking Board.

BVAL Muni Benchmark 1Y – The index represents the 1-year maturity point on the BVAL Muni AAA Benchmark Yield Curve (the “Curve”). The Curve is the baseline curve for BVAL tax-exempt municipals. It is populated with high quality US municipal bonds with an average rating of AAA from Moody’s and S&P. The yield curve is built using

Disclosures and Definitions (Continued)

non-parametric fit of market data obtained from the Municipal Securities Rulemaking Board.

BVAL Muni Benchmark 6M – The index represents the six-month maturity point on the BVAL Muni AAA Benchmark Yield Curve (the “Curve”). The Curve is the baseline curve for BVAL tax-exempt municipals. It is populated with high quality US municipal bonds with an average rating of AAA from Moody’s and S&P. The yield curve is built using non-parametric fit of market data obtained from the Municipal Securities Rulemaking Board.

BVAL sector curve is populated with senior unsecured fixed rate bonds with a given currency, country/region, BICS industry sector, and Bloomberg Composite rating. The yield curve is built daily with bonds that have BVAL prices at the market close.

Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index is a total return benchmark of BAA3 ratings or better designed to measure returns for tax exempt assets.

Bloomberg Barclays Municipal Bond: High Yield (non-Investment Grade) Index is the Muni High Yield component of the Barclays Municipal Bond Index. The Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

Bloomberg Valuation (BVAL) AAA Benchmark Yield Curve is derived from the estimated yields for bonds with the highest possible ratings in the muni market. The highest rating for Moody’s is Aaa, while S&P and Fitch are both AAA

Bloomberg Valuation (BVAL) BBB Benchmark Yield Curve is derived from the estimated yields for bonds rated in the BBB range. For Moody’s, this range includes ratings of Baa1, Baa2, and Baa3. For S&P, this includes ratings of BBB+, BBB, and BBB-.

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Chicago Board Options Exchange SPX Volatility Index (VIX Index) reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

Credit spread is the difference in yield between a U.S. Treasury bond or the BVAL Muni AAA Benchmark Yield Curve and a debt security with the same maturity but of lesser quality.

Duration is a commonly used measure of the potential volatility of the price of a debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Earnings Per Share is the portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.

Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

Ibovespa Index is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

Japan Manufacturing Purchasing Managers’ Index (PMI) is a measure of the activity level of purchasing managers in the manufacturing sector in Japan.

KBW Nasdaq Bank Index is designed to track the performance of the leading banks and thrifts that are publicly-traded in the U.S. The Index includes 24 banking stocks representing the large U.S. national money centers, regional banks and thrift institutions.

Markit Eurozone Manufacturing PMI measures the performance of the manufacturing sector and is derived from a survey of 600 industrial companies.

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and mid-cap representation across 24 Developed and 21 Emerging Markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

Russian MICEX Index is cap-weighted composite index calculated based on prices of the 50 most liquid Russian stocks of the largest and dynamically developing Russian issuers presented on the Moscow Exchange. MICEX Index was launched on September 22, 1997 at base value 100. The MICEX Index is calculated in real time and denominated by Moscow Exchange in Russian rubles.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Financial Services Index serves as a benchmark for all Financial Services sector small cap stocks in the US specifically those with the Russell 2000.

Source: FTSE Russell Indexes. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends.

S&P 500® Financials Index comprises those companies included in the S&P 500 that are classified as members of the GICS® financials sector.

S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a min maturity of 1 year and a max of 8 years.

S&P 500® Telecommunication Services Index comprises those companies included in the S&P 500® that are classified as members of the GICS telecommunications services sector.

The S&P 500® Index, S&P 500® Financials Index, S&P Municipal Bond Short Intermediate Index, and S&P 500® Telecommunication Services Index (the “Indices”) are products of S&P Dow Jones Indices LLC and have been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2017 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproductions in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

Shanghai Stock Exchange Composite Index is a capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Variable Rate Demand Note (VRDN) – A debt instrument that represents borrowed funds that are payable on demand and accrue interest based on a prevailing money market rate, such as the prime rate. The interest rate applicable to the borrowed funds is specified from the outset of the debt, and is typically equal to the specified money market rate plus an extra margin.

Weighted Average Maturity is the average time it takes for securities in a portfolio to mature, weighted in proportion to the dollar amount that is invested in the portfolio. Weighted average maturity (WAM) measures the sensitivity of fixed-income portfolios to interest rate changes. Portfolios with longer WAMs are more sensitive to changes in interest rates because the longer a bond is held, the greater the opportunity for interest rates to move up or down and affect the performance of the bonds in the portfolio.

Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.

An investor cannot invest directly in an index.

EQUITY MANAGER REPORTS

Alpine Dynamic Dividend Fund

Alpine Rising Dividend Fund

Alpine Financial Services Fund

Alpine Small Cap Fund

Alpine Dynamic Dividend Fund

Comparative Annualized Returns as of 4/30/17 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception(2)
Alpine Dynamic Dividend Fund — Institutional Class	14.23%	17.16%	6.64%	8.62%	-0.38%	5.21%
Alpine Dynamic Dividend Fund — Class A (Without Load)	14.09%	16.88%	6.38%	8.36%	N/A	9.30%
Alpine Dynamic Dividend Fund — Class A (With Load)	7.91%	10.60%	4.43%	7.12%	N/A	8.14%
MSCI All Country World Index	11.76%	15.14%	5.29%	8.96%	3.71%	7.37%
Lipper Global Equity Income Funds Average(3)	9.10%	10.17%	3.11%	7.48%	2.65%	6.49%
Lipper Global Equity Income Funds Ranking(3)	N/A(4)	4/166	7/143	25/101	44/45	31/31
Gross Expense Ratio (Institutional Class): 1.31%(5)
Net Expense Ratio (Institutional Class): 1.26%(5)
Gross Expense Ratio (Class A): 1.56%(5)
Net Expense Ratio (Class A): 1.51%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on September 22, 2003 and Class A shares commenced on December 30, 2011. Returns for indices are since September 22, 2003.
(3)	The since inception return represents the period beginning September 25, 2003 (Institutional Class only).
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 28, 2017.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large- and mid-cap representation across 24 developed and 21 emerging markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. (Source: MSCI.) MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Global Equity Income Funds Average is an average of funds that by prospectus language and portfolio practice seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend paying securities of domestic and foreign companies. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Lipper Global Equity Income Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Equity Income Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Dynamic Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus (as supplemented). The Alpine Dynamic Dividend Fund has a contractual expense waiver that continues through February 28, 2018. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Dynamic Dividend Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Apple, Inc.	1.94%
2.	Svenska Cellulosa AB SCA-B Shares	1.50%
3.	Ferrovial SA	1.47%
4.	Citizens Financial Group, Inc.	1.45%
5.	Banco Bilbao Vizcaya Argentaria SA	1.37%
6.	Bank of America Corp.	1.33%
7.	CVS Health Corp.	1.28%
8.	FedEx Corp.	1.25%
9.	Mondelez International, Inc.- Class A	1.23%
10.	Kinder Morgan, Inc.	1.22%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 04/30/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Dynamic Dividend Fund (Continued)

Commentary

Dear Shareholders:

In the six month period ended April 30, 2017, the Alpine Dynamic Dividend Fund (“ADVDX”) generated a total return of 14.23% versus the MSCI All Country World Index, which had a total return of 11.76%. All returns include reinvestment of all distributions. The Fund distributed $0.12 per share during the period. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

ECONOMIC ANALYSIS

Stock markets across the world continued their relentless rally in the six month period ended April 30, 2017, fueled by a synchronized global recovery in corporate earnings and tailwinds from continued accommodative monetary policy across most major regions. A significant portion of this performance was realized in the weeks following the U.S. presidential election. The so-called “Trump trade” was evident in the strong performance of financial stocks, with the S&P 500® Financials Index returning 20.30% in the six month period. Industrial stocks also benefited from Trump’s pledge to spend $1 trillion on infrastructure during his campaign. The consequent rise in interest rates, illustrated by the U.S. 10 year Treasury Rate’s spike from 1.83% to 2.28% during the period, cooled investor interest for “bond proxies,” with the S&P 500® Telecommunication Services Index returning just 4.02% in the period.

Over in Europe the euphoria was palpable, with the MSCI Europe Index outpacing the S&P 500® Index, gaining 15.00% in U.S. Dollars, versus the latter’s 13.32%, as the Markit Eurozone Manufacturing Purchasing Managers Index (PMI) reported an eighth consecutive monthly increase, ending at 56.7 in April 2017. Investors grew sanguine over the prospect that pro-business candidate Emmanuel Macron would prevail in the May 2017 French presidential election.

Emerging markets (EM) were more of a mixed bag, on the other hand. The Ibovespa Brasil Sao Paulo Stock Exchange Index was up just 0.68% in U.S. Dollars, consolidating its impressive gains from the previous year. The Shanghai Stock Exchange Composite Index posted a -0.02% return in U.S. dollars as the People’s Bank of China (PBOC) began to shift away from easy monetary policy to rein in asset prices and inflation. All was not gloomy in EM markets, however; for instance, the Russian MICEX Index returned 13.81% in U.S. Dollars, fueled by hopes that relations between Russia and the United States would improve.

PORTFOLIO ANALYSIS

For the six month period ending April 30, 2017, the financials, information technology and consumer discretionary sectors had the greatest positive effect on the Fund’s absolute total return. The telecom services, consumer staples and utilities sectors had the greatest negative contribution to the Fund’s absolute total return. On a relative basis, the financials sector generated the largest outperformance versus the MSCI All Country World Index, followed by information technology and consumer discretionary. Consumer staples, real estate and health care were the worst relative performers.

The top five contributors to the Fund’s performance for the six month period ended April 30, 2017 based on contribution to total return were Bank of America, Citizens Financial Group, GEO Group, Apple, and Regions Financial.

•	Bank of America and Citizens Financial Group are, in our view, two of the more asset sensitive banks based on their disclosed interest rate sensitivity analyses and rallied in the aftermath of the U.S. Presidential election alongside the surge in bond yields and the Federal Reserve’s two rate hikes. In addition, both banks reported solid quarterly results during the semi-annual period, leading analysts to revise their earnings estimates higher.

•	GEO Group is a private corrections facility operator in the United States. GEO underperformed ahead of the U.S. Presidential election in November as investors feared a new administration would deemphasize, or phase out, private corrections facilities. The stock rebounded post-election as the incoming administration was not expected to take a hard stance on the issue.

•	Iconic consumer electronics innovator Apple reported better than expected results in late January, and the market remains positive on the potential for its latest iPhone launch this coming Fall. The company could also be a significant beneficiary of any potential tax repatriation holiday, given the vast majority of its cash hoard is overseas.

•	Regions Financial is another asset sensitive bank that benefited from rising interest rates following Trump’s victory in the Presidential election. The company also reported a strong quarter driven by solid expense management, higher net interest income and lower loan-loss provision expense, partially offset by weaker fee revenues.

The following companies had the largest adverse impact on the performance of the Fund based on contribution to total return for the six month period ended April 30, 2017: BRF SA, Teva Pharmaceutical Industries, NOS SGPS SA, American Tower Corporation and Fortescue Metals Group.

•	Brazilian food company BRF SA underperformed due to its ill-advised and poorly executed strategy to gain market share by cutting prices; margin pressure was

Alpine Dynamic Dividend Fund (Continued)

exacerbated by stubbornly high corn prices. After the sudden and inexplicable departures of the Chief Financial Officer (CFO) and Vice President (VP) of Marketing, the Fund exited this position.

•	Teva Pharmaceutical Industries is a multinational generic and specialty pharmaceutical company. The stock underperformed due to pricing pressure in the generic drug business, fears over potential launches of competing generic versions of multiple sclerosis drug Copaxone, and the turnover in senior management at the firm. The Fund has exited the position.

•	NOS is a telecommunications company in Portugal. Despite good key performance indicators and improving market fundamentals, the company disappointed investors with higher than expected near-term capital expenditure. Investors had expected higher free cash flow and faster dividend growth.

•	American Tower Corporation is a real estate investment trust (REIT) that owns and operates wireless and broadcast communication towers. President Trump’s pro-growth policies led to rising Treasury yields and a consequent sell-off in interest-rate sensitive stocks including American Tower, among other tower REITs. The Fund exited the position.

•	Fortescue Metals Group is an Australian iron ore producer. The stock underperformed as the global supply/demand balance for iron ore deteriorated, leading to declining prices and reduced cash flow for the company. The Fund has exited the position.

We have hedged a portion of our currency exposure to the Euro. We have also used leverage at times both in the execution of the strategy of the Fund and to help manage net outflows during the fiscal semi-annual period.

SUMMARY

As we look towards the balance of 2017, we see reasons for cautious optimism. One by one we are seeing purchasing managers’ indices (PMI) across most major regions inflect positively. Some of the more notable improvements have been seen in France, where the PMI has improved from 48.0 in April 2016 to 55.1 in April 2017, in Japan where the PMI has surged from 47.7 to 52.7, and in Brazil where the PMI has moved from 41.6 to 50.1. While these indicators may prove to be overheated, based more on optimism over future prospects than on current macroeconomic conditions, we believe the positive tone in the global stock market is well supported by fundamentals.

That said, there are still plenty of reasons for caution; despite Republican control of both houses of Congress, President Trump has so far been unable to succeed on his, and the party’s longtime promise to repeal Obamacare, leading some to question the ability of this administration to push forward federal tax reform and infrastructure stimulus. The U.S. stock market’s strong move since the election is arguably at least partly driven by expectations that these stimuli will be implemented successfully.

In Europe, with multiple hotly contested elections, uncertainty is still fairly high, but we like the combination of an improving macroeconomic backdrop and an arguably discounted valuation relative to the U.S. market.

The Asia-Pacific region is more of a mixed bag. In China, interest rates are now rising, as evidenced by the rising 3-month interbank interest rates (SHIBOR), suggesting a tightening credit environment. The Japanese economy remains one of the weaker parts of the region, with demographic headwinds and stubbornly low inflation and wage growth leaving the outlook there a bit more muted. However there are some green shoots, particularly the recent strengthening of Japan’s PMI index.

Beyond the macroeconomic environment, the Fund continues to emphasize its companies with a willingness to reward shareholders with dividends.

Sincerely,

Brian Hennessey
Joshua E. Duitz
Portfolio Managers

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Earnings growth is not representative of the fund’s future performance.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following, which are provided in alphabetical order:

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness

Alpine Dynamic Dividend Fund (Continued)

may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Foreign and Emerging Market Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories are less developed than those in the United States. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates. The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. Although this method attempts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency, it does not eliminate fluctuations in the underlying prices of the securities and while such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Alpine Dynamic Dividend Fund (Continued)

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Operational Risk – Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Qualified Dividend Tax Risk – Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Swaps Risk – Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund also may enter into swaptions, which are options to enter into a swap agreement. Since these transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Rising Dividend Fund(1)

Comparative Annualized Returns as of 4/30/17 (Unaudited)
	6 Months(2)	1 Year	3 Years	5 Years	Since Inception(3)
Alpine Rising Dividend Fund — Institutional Class	13.91%	16.82%	7.04%	11.07%	12.14%
Alpine Rising Dividend Fund — Class A (Without Load)	13.80%	16.63%	6.82%	10.81%	11.97%
Alpine Rising Dividend Fund — Class A (With Load)	7.51%	10.21%	4.82%	9.55%	10.79%
S&P 500® Index	13.32%	17.92%	10.47%	13.68%	13.14%
Dow Jones Industrial Average	16.88%	20.90%	5.81%	18.32%	12.55%
Lipper Equity Income Funds Average(4)	10.91%	14.28%	6.91%	10.63%	9.67%
Lipper Equity Income Funds Ranking(4)	N/A(5)	111/529	245/464	166/342	71/74
Gross Expense Ratio (Institutional Class): 1.19%(6)
Net Expense Ratio (Institutional Class): 1.19%(6)
Gross Expense Ratio (Class A): 1.44%(6)
Net Expense Ratio (Class A): 1.44%(6)

(1)	Effective September 9, 2015 the Fund’s name was changed from the Alpine Accelerating Dividend Fund to Alpine Rising Dividend Fund.
(2)	Not annualized.
(3)	Institutional Class shares commenced on November 5, 2008 and Class A shares commenced on December 30, 2011. Returns for indices are since November 5, 2008.
(4)	The since inception data represents the period beginning November 6, 2008 (Institutional Class only).
(5)	FINRA does not recognize rankings for less than one year.
(6)	As disclosed in the prospectus dated February 28, 2017.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends. The Dow Jones Industrial Average is a price-weighted average of 30 blue chip stocks that are generally the leaders in their industry. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Equity Income Funds Average is an average of funds that seek relatively high current income and income growth through investing 60% or more of their respective portfolios in equities. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500® Index, the Dow Jones Industrial Average, and the Lipper Equity Income Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Equity Income Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Rising Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Rising Dividend Fund has a contractual expense waiver that continues through February 28, 2018. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Rising Dividend Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (unaudited)
1.	Apple, Inc.	2.52%
2.	Microsoft Corp.	2.33%
3.	Pfizer, Inc.	2.10%
4.	Citizens Financial Group, Inc.	1.90%
5.	Amgen, Inc.	1.86%
6.	Johnson & Johnson	1.85%
7.	Comcast Corp.-Class A	1.81%
8.	JPMorgan Chase & Co.	1.71%
9.	Exxon Mobil Corp.	1.69%
10.	FedEx Corp.	1.57%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 04/30/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Rising Dividend Fund (Continued)

Commentary

Dear Shareholders:

For the six months ended April 30, 2017, the Alpine Rising Dividend Fund generated a total return of 13.91% compared to the S&P 500® Index total return of 13.32% for the same period. The Fund distributed $0.2685 per share in ordinary distributions during the semi-annual period. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

PERFORMANCE DRIVERS

The first half of the fiscal year was mostly a digestion period for the stock market of the surprise election of Donald Trump as President in November 2016. Investors tried to determine what his policies and political appointments would mean for specific industries, corporate profits, and stock prices overall. Optimism won the day as consumer and business confidence rose with the hopes of tax reform that could lead to lower personal and corporate tax rates and regulatory reform that could ease cost burdens for many companies. Strength in economic indicators including employment data drove the Federal Reserve to increase its Federal Funds interest rate target by 0.50% in the period with the first move in December and then an additional 0.25% hike in March. The ten year Treasury bond yield initially rose post-election and continued to rise on rate hike speculation, hitting a high in early March of 2.63%, but then fell through the remainder of the quarter. The ten year Treasury bond ended April 2017 at 2.28%, up roughly 45 basis points for the period.

On a sector basis, the financials, information technology, and consumer discretionary sectors had the largest positive impact on the absolute performance of the Fund. The energy, real estate, and materials sectors had the largest negative impact. On a relative basis, consumer discretionary, financials, and industrials generated the largest outperformance versus the S&P 500®, while health care, materials, and energy were the worst relative performers.

PORTFOLIO ANALYSIS

The top five contributors to the Fund’s performance for the semi-annual period ended April 30, 2017 based on contribution to total return were CSX, Citizens Financial Group, Bank of America, Apple, and Comcast.

•	CSX, an eastern railroad, was the target of an activist investor campaign to replace the CEO with Hunter
Harrison, a well-respected industry veteran, who most recently turned around Canadian Pacific Railway (CP). The stock rallied on the news and the eventual appointment of Mr. Harrison, as investors believe he will be able to duplicate his success at CP.

•	Citizens Financial and Bank of America, in our view, are two of the more asset sensitive banks based on their disclosed interest rate sensitivity analyses and rallied in the aftermath of the Presidential election alongside the surge in bond yields. In addition, both banks reported solid quarterly results during the semi-annual period, leading analysts to revise their earnings estimates higher.

•	Apple reported better than expected results in late January and the market remains positive on the potential for its latest iPhone launch in Fall of 2017. The company could also be a significant beneficiary of any potential tax repatriation holiday given the vast majority of its cash hoard is overseas.

•	Comcast shares, which had been declining in the Fall of 2016, rallied strongly in the weeks following the Presidential election as investors expected the Trump administration to favor a more business friendly regulatory environment for cable providers and broadcasters. Comcast, as one of the largest companies in the sector, could be well positioned as a consolidator should the Federal Communications Commission (FCC) and Federal Trade Commission (FTC) allow media industry mergers and acquisitions (M&A) deals to occur.

Qualcomm, CVS Health Corporation, the iPath S&P 500 VIX Short-Term Futures ETN, Gilead Sciences, and Occidental Petroleum had the largest adverse impact on the performance of the Fund over the semi-annual period based on contribution to total return.

•	Qualcomm shares fell sharply in January in the wake of significant legal setbacks. The FTC first accused the company of anti-competitive practices and then Apple, its most important customer, sued the company for monopolizing the baseband market shortly thereafter. Subsequently, Apple’s contract manufacturers for the iPhone began withholding royalty payments from Qualcomm.

•	CVS Health Corporation reported disappointing quarterly results in November and offered poor 2017 earnings guidance that implied virtually no growth, a major departure from its 10% earnings growth

Alpine Rising Dividend Fund (Continued)

targets. The somber guidance was due to lower than expected prescription volumes, as the company was outmaneuvered by rival Walgreens.

•	The Fund purchased shares of the iPath S&P 500 VIX Short-Term Futures ETN in December 2016 as a portfolio hedge into the calendar year-end. At the time of purchase, the Chicago Board Options Exchange SPX Volatility Index (VIX Index) was trading at very low levels, offering an attractive risk/reward should the stock market experience a spike in volatility.

•	Shares of biotech Gilead Sciences declined as the company continued to experience headwinds in its hepatitis C virus (HCV) franchise as the market reached a saturation point and began declining at the same time as competition caused pricing pressure on its flagship HCV drugs.

•	Shares of Occidental Petroleum, a large oil exploration and production company, declined as the rally in crude oil prices diminished gradually during the semi-annual period, compelling analysts to revise their earnings estimates down for the company.

SUMMARY & OUTLOOK

The outlook for the balance of 2017 is likely to continue to be impacted by the Trump Administration’s developing agenda. We see the market continuing to rally should he be successful in enacting health care and corporate tax reform (without the more controversial provisions like border adjustability), regulatory reform, and some sort of additional fiscal stimulus (like an infrastructure program). However, there are also some considerable risks that could trigger a correction. In addition to recent geopolitical risks most recently seen with Syria, Russia, and North Korea, President Trump has thus far said little about his plan to deport millions of illegal immigrants, renegotiate trade deals like the North American Free Trade Agreement (NAFTA), and institute large import tariffs that could spark a trade war with China and our other large trading partners. Any of these actions could send shockwaves through the stock and bond markets and lead to a spike in volatility, which has been largely dormant since the election. Given these opposing forces, we plan to continue our measured approach to managing the Fund in 2017. As always, we will continue to focus on companies with a history of or potential for increasing and/or accelerating dividends.

Sincerely,

Andrew Kohl
Mark Spellman
Portfolio Managers

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Earnings growth is not representative of the fund’s future performance.

Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following, which are provided in alphabetical order:

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration

Alpine Rising Dividend Fund (Continued)

of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers of emerging market countries.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Alpine Rising Dividend Fund (Continued)

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Operational Risk – Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Financial Services Fund

Comparative Annualized Returns as of 4/30/17 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception(2)
Alpine Financial Services Fund — Institutional Class	25.42%	36.27%	9.13%	16.13%	7.44%	9.08%
Alpine Financial Services Fund — Class A (Without Load)	25.26%	35.97%	8.88%	15.86%	N/A	18.72%
Alpine Financial Services Fund — Class A (With Load)	18.40%	28.50%	6.84%	14.56%	N/A	17.48%
S&P 500® Financials Index	20.35%	27.16%	11.91%	15.74%	-0.31%	1.83%
Russell 2000® Financial Services Index	18.53%	27.93%	13.39%	15.30%	5.61%	6.42%
KBW Nasdaq Bank Index	23.68%	34.93%	12.42%	15.94%	-0.11%	1.69%
Lipper Financial Services Funds Average(3)	18.37%	25.11%	10.58%	14.23%	1.90%	3.36%
Lipper Financial Services Funds Ranking(3)	N/A(4)	5/87	42/76	18/73	4/58	2/48
Gross Expense Ratio (Institutional Class): 1.79%(5)
Net Expense Ratio (Institutional Class): 1.41%(5)
Gross Expense Ratio (Class A): 2.04%(5)
Net Expense Ratio (Class A): 1.66%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on November 1, 2005 and Class A shares commenced on December 30, 2011. Returns for indices are since November 1, 2005.
(3)	The since inception data represents the period beginning November 1, 2005 (Institutional Class only).
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus supplement dated April 10, 2017 to the prospectus dated February 28, 2017.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

S&P 500® Financials Index comprises those companies included in the S&P 500 that are classified as members of the GICS® financials sector. The S&P MidCap 400® Index, the S&P 500® Index, the S&P Developed Ex-US Property Index, the S&P Developed Property Index, the S&P 500® Energy Index, the S&P 500® Financials Index, the S&P Global Infrastructure Index and the S&P Municipal Bond Short Intermediate Index (the “Index”) are a product of S&P Dow Jones Indices LLC and have been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2017 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the index or the data included therein. Russell 2000® Financial Services Index serves as a benchmark for all financial services sector small cap stocks in the U.S., specifically those with the Russell 2000® Index. KBW Nasdaq Bank Index is designed to track the performance of the leading banks and thrifts that are publicly-traded in the U.S. The Index includes 24 banking stocks representing the large U.S. national money centers, regional banks and thrift institutions. S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Financial Services Funds Average is an average of funds whose primary objective is to invest primarily in equity securities of companies engaged in providing financial services. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500® Financial Index and Russell 2000® Financial Services Index, KBW Nasdaq Bank Index and the Lipper Financial Services Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Financial Services Fund Average reflects fees charged by the underlying funds. The performance for the Alpine Financial Services Fund reflects the deduction of fees for these value added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Financial Services Fund has a contractual expense waiver that continues through February 28, 2019. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

The Fund’s past performance benefitted significantly from Initial Public Offerings (“IPOs”) and Secondary Offerings of certain issuers, and there is no assurance that the Fund can replicate this performance in the future or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Financial Services Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (unaudited)
1.	Citizens Financial Group, Inc.	2.11%
2.	Bank of America Corp.	2.02%
3.	First Merchants Corp.	1.79%
4.	KeyCorp	1.75%
5.	IBERIABANK Corp.	1.71%
6.	United Community Banks, Inc.	1.71%
7.	Sterling Bancorp	1.67%
8.	JPMorgan Chase & Co.	1.67%
9.	Bryn Mawr Bank Corp.	1.54%
10.	The Charles Schwab Corp.	1.49%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 04/30/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Financial Services Fund (Continued)

Commentary

Dear Shareholders:

The Alpine Financial Services Fund generated a 25.42% total return for the six months ended April 30, 2017. This compares to the Fund’s benchmarks that showed total returns of 20.35% for the S&P 500® Financials Index and 18.53% for the Russell 2000® Financial Services Index during the same period. All references in this letter to the Fund’s performance relate to the performance for the Fund’s Institutional Class.

PERFORMANCE DRIVERS

The semi-annual period ended April 30, 2017 will most likely be remembered for the unexpected election of Donald Trump as the 45th President of the United States and the equally surprising rally in the U.S. stock market and sharp rise in Treasury bond yields that ensued. The S&P 500® Index delivered a 13.32% total return in the six month period while the 10 year Treasury bond rose from 1.83% on October 31, 2016 to 2.28% on April 28, 2017. Bank stocks were amongst the main beneficiaries, as investors began pricing in a combination of lower taxes, higher interest rates, and less onerous regulation. The KBW (Nasdaq) Bank index rallied 23.68% in the period.

With sentiment indices such as consumer confidence and CEO optimism jumping higher in the aftermath of the election and the U.S. economy on firm footing, the Federal Reserve (Fed) seized the opportunity to raise the federal funds target rate twice in the period. The Fed hiked rates by 25 basis points in December 2016 and again in March 2017, further fueling the rally in financial equities and banks, in particular.

Given the sensitivity to successful passage of tax reform and regulatory relief, it’s not particularly surprising that the rally in financials crested in March, when it became apparent that repealing the Affordable Care Act (Obamacare) would be more difficult than expected. With the Obamacare repeal in jeopardy, investors pushed back the timing and likelihood of corporate tax reform and regulatory relief for the financial industry, causing a modest pullback in the financials sector indices.

PORTFOLIO ANALYSIS

The top five stocks contributing to the Fund’s absolute performance during the six months ended April 30, 2017 were Bank of America, Citizens Financial Group, Walker & Dunlop, First Merchants Bank, and KeyCorp.

•	Bank of America (BofA) and Citizens Financial Group, in our view, are two of the more asset sensitive banks based on their disclosed interest rate sensitivity analyses and rallied in the aftermath of the Presidential election alongside the surge in bond yields and the Federal Reserve’s two rate hikes. In addition, both banks reported solid quarterly results during the semi-annual period, leading analysts to revise their earnings estimates higher.

•	Walker & Dunlop, a commercial real estate finance company that focuses on multifamily lending, reported extremely robust fourth quarter results in February that were well ahead of Wall Street expectations. Additionally, the CEO unveiled a very ambitious medium term outlook that contemplates continued strong earnings per share (EPS) growth for the balance of the decade.

•	First Merchants Bank, a fast growing regional bank in Indiana, has been executing extremely well of late with nine consecutive quarters of positive earnings surprises, according to Bloomberg. In addition, the bank announced two small acquisitions during the semi-annual period, continuing its string of accretive tuck-in deals.

•	While not as asset sensitive as BofA or Citizens, KeyCorp stock enjoyed a strong performance in the aftermath of the Presidential election given an attractive valuation and early success in realizing cost savings from the recently completed acquisition of First Niagara Financial Group. Given the progress on integration, management was able to raise the cost synergy targets alongside its first quarter earnings results.

The five largest detractors from the Fund’s absolute performance during the six months ended April 30, 2017 were Impac Mortgage Holdings, F.N.B. Corporation, Customers Bancorp, WisdomTree Investments, and Element Fleet Management.

•	Impac Mortgage Holdings, an originator and servicer of mortgages, saw its shares decline in concert with the move higher in long bond yields. As bond yields surged in the aftermath of the Presidential election, mortgage rates moved higher as well. We believe higher mortgage rates are likely to dampen the pace of originations for Impac and lead to reduced earnings expectations in the near term.

•	F.N.B. Corporation completed its all-stock acquisition of Yadkin Financial on March 13, increasing the weight of the stock in the Fund. Shortly thereafter,

Alpine Financial Services Fund (Continued)

bank stocks sold off sharply as the Trump administration struggled to repeal and replace the Affordable Care Act. Given the increased weight of the F.N.B. position in the Fund immediately ahead of the sell-off, the stock was included in the bottom contributors despite generating a positive total return in the semi-annual period.

•	The Fund held shares of Pennsylvania-based Customers Bancorp for a brief period in the month of March during which time the stock declined alongside the sell-off in bank stocks. Customers announced the sale of its BankMobile unit but the market worried about the buyers’ ability to fund the purchase.

•	The Fund began purchasing shares of WisdomTree Investments at the end of February 2017 after the stock had fallen nearly 30% from its December highs. From the time of purchase through April 30, WisdomTree shares have declined modestly as net inflows into its ETF offerings has continued to be disappointing. While near term fundamentals are challenging, we think the franchise is extremely valuable and that the company is a likely seller in the future.

•	Element Fleet Management, one of the leading global vehicle fleet management companies, reported slightly disappointing fourth quarter results in March and provided 2017 EPS growth targets that were a bit shy of its medium-term 8-10% objective. While 2017 is shaping up to be a transitional year, we remain attracted to the stock and the long term outlook.

SUMMARY & OUTLOOK

The initial wave of optimism in the aftermath of Donald Trump’s election that sparked a strong rally in U.S. financial stocks has given way to the reality that a Republican majority may not be enough to assure passage of his ambitious agenda to repeal and replace the Affordable Care Act (i.e., Obamacare), enact sweeping tax reform, and roll back regulations including the Dodd-

Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank). While it remains possible that the President and Congress find a way to deliver on these campaign promises in the coming months, it is far from certain even after the House managed to muster the 216 votes needed to pass the American Health Care Act of 2017 (i.e., the Obamacare repeal and replace bill). This uncertainty has led to a modest, and, in our view, healthy pullback in the financial sector from the recent highs.

Despite the risk of gridlock in Washington D.C., we remain constructive on the financials sector given our outlook for higher interest rates and our expectation that regulatory relief can still occur even in the absence of new legislation. While partisanship may reign in Washington D.C., the Federal Reserve is free to pursue monetary policy as it sees fit. With the economy poised to rebound from weak first quarter gross domestic product (GDP) growth, the Fed is still likely to raise rates one or two more times in 2017, a boon to many banks. On the regulatory front, new leadership at the Office of the Comptroller of the Currency (OCC) and of the Federal Reserve’s committee on bank supervision is a potential game changer for the industry. These new leaders can deliver meaningful regulatory relief within the confines of current law, in our opinion, even in the absence of a repeal or more industry friendly re-write of Dodd-Frank. Together with the improvement in valuations, we believe an easing of regulation could spark the next wave of mergers and acquisitions (M&A) in the financials sector.

In conclusion, irrespective of the economic or political backdrop, we remain focused on identifying and investing in financial equities with stock specific catalysts, such as M&A, cost reductions, capital return, above average growth, or turnaround potential.

Sincerely,

Andrew Kohl
Portfolio Manager

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Earnings growth is not representative of the fund’s future performance.

Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

Alpine Financial Services Fund (Continued)

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following, which are provided in alphabetical order:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Financial Services Industry Concentration Risk – The Fund is subject to the risk of concentrating investments in financial services companies, which makes it more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. Economic downturns, credit losses and severe price competition can negatively affect this industry. The profitability of financial services companies is dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Financial services companies are also subject to extensive government regulation. The impact of recent legislation on any individual company or on the industry as a whole cannot be predicted.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers of emerging market countries.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Alpine Financial Services Fund (Continued)

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Operational Risk – Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Small Cap Fund(1)

Comparative Annualized Returns as of 4/30/17 (Unaudited)
	6 Months(2)	1 Year	3 Years	5 Years	10 Years	Since Inception(3)
Alpine Small Cap Fund — Institutional Class	15.29%	26.69%	7.30%	8.24%	5.35%	6.28%
Alpine Small Cap Fund — Class A (Without Load)	15.17%	26.45%	7.05%	7.96%	N/A	11.37%
Alpine Small Cap Fund — Class A (With Load)	8.86%	19.51%	5.04%	6.74%	N/A	10.20%
Russell 2000® Index	18.37%	25.63%	9.03%	12.95%	7.05%	7.98%
Russell 3000® Index	13.83%	18.58%	10.10%	13.57%	7.23%	8.37%
Russell 2000® Growth Index	18.48%	24.06%	9.27%	12.89%	7.97%	8.84%
S&P 500® Index	13.32%	17.92%	10.47%	13.68%	7.15%	8.31%
Lipper Small-Cap Growth Funds Average(4)	16.82%	22.59%	7.64%	11.07%	7.16%	8.34%
Lipper Small-Cap Growth Funds Ranking(4)	N/A(5)	89/551	291/501	409/441	283/325	275/304
Gross Expense Ratio (Institutional Class): 1.63%(6)
Net Expense Ratio (Institutional Class): 1.25%(6)
Gross Expense Ratio (Class A): 1.88%(6)
Net Expense Ratio (Class A): 1.50%(6)

(1)	Effective March 31, 2014 the Fund’s name, strategy and portfolio managers were changed. The investment objective remains the same. The Fund was formerly known as Alpine Innovators Fund.
(2)	Not annualized.
(3)	Institutional Class shares commenced on July 11, 2006 and Class A shares commenced on December 30, 2011. Returns for indices are since July 11, 2006.
(4)	The since inception data represents the period beginning July 13, 2006 (Institutional Class only).
(5)	FINRA does not recognize rankings for less than one year.
(6)	As disclosed in the propectus dated February 28, 2017.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. Source: FTSE Russell Indexes. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Small-Cap Growth Funds Average is an average of funds that by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations below Lipper’s USDE small-cap ceiling. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Russell 2000® Index, the Russell 3000® Index, the Russell 2000® Growth Index, the S&P 500® Index and the Lipper Small-Cap Growth Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Small-Cap Growth Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Small Cap Fund reflects the deduction of fees for these valueadded services. Investors cannot directly invest in an index. Total return indexes include reinvestments of all dividends.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Small Cap Fund has a contractual expense waiver that continues through February 28, 2018. Where a Fund’s gross and net expense ratios are the same for the period, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

The Fund’s past performance benefitted significantly from Initial Public Offerings (“IPOs”) of certain issuers, and there is no assurance that the Fund can replicate this performance in the future. To the extent that the Fund’s historical performance resulted from gains derived from participation in Secondary Offerings, there is no guarantee that these results can be replicated or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Small Cap Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (unaudited)
1.	Dycom Industries, Inc.	4.76%
2.	Patrick Industries, Inc.	4.50%
3.	Fair Isaac Corp.	3.74%
4.	Primerica, Inc.	3.50%
5.	Meta Financial Group, Inc.	3.14%
6.	Altisource Residential Corp.	3.08%
7.	Lithia Motors, Inc.-Class A	3.08%
8.	Enterprise Financial Services Corp.	2.98%
9.	National Research Corp.-Class B	2.96%
10.	SS&C Technologies Holdings, Inc.	2.88%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 04/30/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Small Cap Fund (Continued)

Commentary

Dear Shareholders:

Sarah Hunt assumed portfolio management responsibility of the Alpine Small Cap Fund as of May 16, 2017, after the end of the semi-annual period ended April 30, 2017.

Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small capitalization companies. The total return for the Fund for the six month period ended April 30, 2017 was 15.29% compared with the Russell 2000® Index at 18.37%. All references to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

The top five stocks based on contribution to the Fund’s total return during the six months ended April 30, 2017, were Dycom Industries, Primerica, Nexstar Media Group, Essent Guaranty and Altisource Residential Corporation.

•	Dycom Industries, a company that offers specialty services to design and deploy scalable network infrastructure for ultra-fast broadband, continued to benefit from very strong fiber services demand from its customers.

•	Primerica, a U.S. based insurance and financial services company, has been a growing sales force which has led to increased life insurance sales.

•	Nexstar, a publicly traded telecommunications company, recently completed a major positive acquisition of Media General.

•	Essent, a private mortgage insurer, has benefitted from a strong single family housing market.
•	Altisource Residential, a real estate investment trust, has essentially completed its successfultransition to a single family home rental company, which increased stock prices.

Matrix Services, Babcock & Wilcox, Nomad Foods, Winnebago and LCI Industries were the stocks that had the largest adverse impact on the performance of the Fund over the first half of this fiscal year.

•	Matrix Services, which provides engineering, construction, maintenance and repair services to a wide range of industries, took a significant loss on a long term contract with a customer.

•	Babcock & Wilcox, a power generation company, also took a significant loss on a customer contract. The Fund exited its position in the company after the company encountered financial difficulties.

•	Nomad Foods, a food products company, was impacted by declining customer demand.

•	Winnebago, a manufacturer of motor homes, declined due to investor concerns about a peak in the recreational vehicle (RV) cycle.

•	The stock of LCI Industries, which supplies an array of components for the original equipment manufacturers of RVs and adjacent industries, pulled back due to investor concerns about a peak in the recreational vehicle cycle.

Sincerely,

Sarah Hunt
Portfolio Manager

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Earnings growth is not representative of the fund’s future performance.

Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following, which are provided in alphabetical order:

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are

Alpine Small Cap Fund (Continued)

affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Alpine Small Cap Fund (Continued)

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Operational Risk – Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the fund.

Small Capitalization Company Risk – Securities of small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk

Please refer to pages 3-5 for other important disclosures and definitions.

Fixed Income Manager Reports

Alpine Ultra Short Municipal Income Fund

Alpine High Yield Managed Duration Municipal Fund

Alpine Ultra Short Municipal Income Fund

Comparative Annualized Returns as of 4/30/17 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception(2)
Alpine Ultra Short Municipal Income Fund — Institutional Class	0.40%	0.78%	0.60%	0.58%	1.60%	2.10%
Alpine Ultra Short Municipal Income Fund — Class A	-0.22%	-0.07%	0.18%	0.23%	1.30%	1.60%
Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index	0.61%	0.72%	0.69%	0.72%	1.79%	1.88%
Lipper Short Municipal Debt Funds Average(3)	0.13%	0.30%	0.55%	0.64%	1.55%	1.68%
Lipper Short Municipal Debt Funds Ranking — Institutional Class(3)	N/A (4)	9/110	46/98	52/83	26/50	9/35
Gross Expense Ratio (Institutional Class): 0.64%(5)
Net Expense Ratio (Institutional Class): 0.45%(5)
Gross Expense Ratio (Class A): 0.89%(5)
Net Expense Ratio (Class A): 0.70%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on December 5, 2002 and Class A shares commenced on March 30, 2004. Returns for indices are since December 5, 2002.
(3)	The since inception data represents the period beginning December 31, 2002.
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 28, 2017.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 0.25% redemption fee imposed on shares held for fewer than 30 days. If it did, total returns would be reduced. Effective 10/12/07, Alpine Ultra Short Municipal Income Fund — Class A began imposing a maximum sales charge of 0.50% on purchases. Performance data shown for time period beginning with dates after October 12, 2007 reflect the sales charge.

Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index is a total return benchmark of BAA3 ratings or better designed to measure returns for tax exempt assets. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Short Municipal Debt Funds Average is an unmanaged index that tracks funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index and the Lipper Short Municipal Debt Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Short Municipal Debt Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Ultra Short Municipal Income Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Ultra Short Municipal Income Fund has a contractual expense waiver that continues through February 28, 2018. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower. The Adviser has also voluntarily waived a portion of the expenses for the Alpine Ultra Short Municipal Income Fund. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

Alpine Ultra Short Municipal Income Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (unaudited)
1.	Mississippi Business Finance Corp., PSL-North America LLC Project, 3.48%, 11/01/2032 (Putable on 05/04/2017)	6.34%
2.	Chicago Board of Education, 1.35%, 12/01/2034 (Putable on 05/04/2017)	4.87%
3.	New Jersey Economic Development Authority, Port Newark Container Terminal LLC Project, 1.05%, 07/01/2030 (Putable on 05/03/2017)	2.64%
4.	Florida Development Finance Corp., Healthcare Facilities Revenue, UF Health-Jacksonville Project, 1.85%, 02/01/2029 (Putable on 05/04/2017)	2.56%
5.	West Virginia Economic Development Authority, Appalachian Power Co., 1.15%, 02/01/2036 (Putable on 05/04/2017)	2.41%
6.	Maryland Industrial Development Financing Authority, Various Refunding Occidental Petroleum Corp., 0.97%, 03/01/2030 (Putable on 05/03/2017)	2.27%
7.	Port of Corpus Christi Authority of Nueces County, Solid Waste Disposal, Flint Hills Resources LP, West Plant Project-Series A 1.080%, 07/01/2029 (Putable on 05/03/2017) (a)(b)	2.26%
8.	California Pollution Control Financing Authority, Solid Waste Disposal Revenue, Republic Services, Inc. Project, 1.25%, 08/01/2023 (Putable on 05/01/2017)	2.24%
9.	Gainesville & Hall County Hospital Authority, Northeast Georgia Health System, Inc. Project, 1.50%, 02/15/2047 (Putable on 05/04/2017)	2.01%
10.	Port of Corpus Christi Authority of Nueces County, Solid Waste Disposal, Flint Hills Resources LP, West Plant Project 1.100%, 01/01/2030 (Putable on 05/03/2017)	1.91%

*	Portfolio holdings and sector distributions are as of 04/30/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.
(1)	Amount is less than 0.05%.

Alpine Ultra Short Municipal Income Fund (Continued)

Value of a $250,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $250,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Credit Quality Allocation (As of 04/30/2017)

AAA	.05%
AA	18.2%
A	36.2%
BBB	20.8%
Not Rated	24.3%

Bond Credit Quality-Reflects the higher of the ratings of S&P Global Ratings; Moody’s Investors Service, Inc. or Fitch, Inc. Ratings are relative, subjective and not absolute standards of quality, represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSROs), and are adjusted to the S&P scale shown. Ratings are measured using a scale that typically ranges from AAA (highest) to D (lowest). The security’s credit rating does not eliminate risk. The table excludes equity securities, cash and cash equivalents. For more information about securities ratings, please see the Fund’s Statement of Additional Information. Additional information on ratings methodologies are available by visiting the NRSROs’ websites; www.standardandpoors.com, www.moodys.com, and www.fitchratings.com.

Alpine High Yield Managed Duration Municipal Fund

Comparative Annualized Returns as of 4/30/17 (Unaudited)
	6 Months(1)	1 Year	3 Years	Since Inception(2)
Alpine High Yield Managed Duration Municipal Fund — Institutional Class	0.27%	1.73%	3.84%	3.85%
Alpine High Yield Managed Duration Municipal Fund — Class A (Without Load)	0.05%	1.37%	3.57%	3.58%
Alpine High Yield Managed Duration Municipal Fund — Class A (With Load)	-2.50%	-1.20%	2.69%	2.90%
S&P Municipal Bond Short Intermediate Index	0.25%	0.57%	1.79%	1.81%
Bloomberg Barclays Municipal Bond: High Yield (non-Investment Grade) Index	-0.11%	4.38%	5.29%	3.52%
Lipper High Yield Municipal Debt Funds Average(3)	-0.88%	1.05%	5.12%	3.69%
Lipper High Yield Municipal Debt Funds Ranking(3)	N/A (4)	37/159	124/137	N/A
Gross Expense Ratio (Institutional Class): 0.84%(5)
Net Expense Ratio (Institutional Class): 0.65%(5)
Gross Expense Ratio (Class A): 1.09%(5)
Net Expense Ratio (Class A): 0.90%(5)

(1)	Not annualized.
(2)	Alpine High Yield Managed Duration Municipal Fund commenced on May 31, 2013. Returns for indices are since May 31, 2013.
(3)	The since inception data represents the period beginning May 31, 2013.
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 28, 2017.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 0.75% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 2.50%. Performance for the Class A shares without sales charges does not reflect this load.

The S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of one year and a maximum maturity of up to, but not including, eight years as measured from the Rebalancing Date. The Bloomberg Barclays Municipal Bond: High Yield (non-Investment Grade) Index is the Municipal High Yield component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper High Yield Municipal Debt Funds Average is an unmanaged index that tracks funds that invest in funds that typically invest 50% or more of their assets in municipal debt issues rated BBB or less. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the period shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Bloomberg Barclays Municipal Bond: High Yield (non-Investment Grade) Index and the Lipper High Yield Municipal Debt Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper High Yield Municipal Debt Funds Average reflects fees charged by the underlying funds. The performance for the Alpine High Yield Managed Duration Municipal Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine High Yield Managed Duration Municipal Fund has a contractual expense waiver that continues through February 28, 2018. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower. The Adviser has also voluntarily waived a portion of the expenses for the Alpine High Yield Managed Duration Municipal Fund. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

Alpine High Yield Managed Duration Municipal Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (unaudited)
1.	Campbell County Industrial Development Authority, Solid Waste Disposal Facility Revenue, Georgia Pacific Corp. Project, 1.10%, 12/01/2019 (Putable on 05/03/2017)	3.39%
2.	Mississippi Business Finance Corp., PSL-North America LLC Project, 3.48%, 11/01/2032 (Putable on 05/04/2017)	2.75%
3.	Chicago Board of Education, General Obligation, 6.00%, 01/01/2020	2.25%
4.	Commonwealth of Puerto Rico, 5.50%, 07/01/2020	1.94%
5.	Travis County Health Facilities Development Corp. First Mortgage Revenue, 5.25%, 01/01/2047 (Putable on 01/04/2022)	1.87%
6.	City of Poughkeepsie, Bond Anticipation Notes, General Obligation, 3.75%, 05/07/2017	1.85%
7.	Texas Municipal Gas Acquisition & Supply Corp. I, Sr. Lien, 6.25%, 12/15/2026	1.79%
8.	Sevier County Public Building Authority, Local Government Public Improvement, 3.00%, 06/01/2026 (Putable on 05/04/2017)	1.77%
9.	Pennsylvania Economic Development Financing Authority, Colver Project, 5.00%, 12/01/2037 (Putable on 09/01/2020)	1.71%
10.	Kansas Independent College Finance Authority, Anticipation Notes, Ottawa University, 4.90%, 05/01/2017	1.71%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 04/30/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.
(1)	Amount is less than 0.05%.

Value of a $250,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $250,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine High Yield Managed Duration Municipal Fund (Continued)

Credit Quality Allocation (As of 04/30/2017)

AAA	0.1%
AA	14.6%
A	15.4%
BBB	17.7%
BB	16.8%
B	6.1%
CCC	0.1%
Not Rated	29.2%

Bond Credit Quality-Reflects the higher of the ratings of S&P Global Ratings; Moody’s Investors Service, Inc. or Fitch, Inc. Ratings are relative, subjective and not absolute standards of quality, represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSROs), and are adjusted to the S&P scale shown. Ratings are measured using a scale that typically ranges from AAA (highest) to D (lowest). The security’s credit rating does not eliminate risk. The table excludes equity securities, cash and cash equivalents. For more information about securities ratings, please see the Fund’s Statement of Additional Information. Additional information on ratings methodologies are available by visiting the NRSROs’ websites; www.standardandpoors.com, www.moodys.com, and www.fitchratings.com.

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund

Commentary

Dear Shareholders:

Market Overview

During the fiscal semi-annual period ended April 30, 2017, the 10-year U.S. Treasury bond yield increased 45 basis points from 1.83% on October 31, 2016 to 2.28% by period end, with significant volatility during the period. Driven by the surprise election of Donald Trump and the expectation of the Federal Reserve (Fed) increasing the Federal Funds rate in December, which did occur, the market put on a so called ‘reflation trade’ as market participants believed the new Trump administration would introduce higher inflation as a result of fiscal stimulus spending, tax reform and regulation reductions to fuel U.S. economic growth in the coming months. Therefore, the market pulled back driving yields up to 2.60% by December 15, 2016, up 74 basis points from Election Day on November 8, 2016. Subsequent to the pull back, the market rallied in January and February as market sentiment turned, believing much of the administration’s stimulus plans may not be accomplished. Since the swearing in of President Trump, the administration has had turmoil in its communications with the public and lack of strong Congressional support for its agenda. In March, markets began pulling back again as economic data supported a moderately growing economy with a strengthening job market and lower unemployment rates driving market expectations of another Federal Funds rate increase by the Fed. Once again, markets correctly predicted the Fed increase in March. This seemingly hawkish move was quickly pared back though with some softer language coming from Fed Chairman Yellen following the meeting, along with the failure of the Trump Administration to push through a repeal of the Affordable Care Act at the end of March, given its implications on the future of real tax reform. Following the March rate hike, the market implied probability of another increase during the first half of calendar 2017, which was most likely to come at the June meeting according to Fed Funds Futures, ended April 30, 2017 at a solid 69.7% chance for an increase. However, what could have a greater impact on market interest rates is future Federal Open Market Committee (FOMC) language regarding the Fed balance sheet along with the administration’s ability to pass meaningful fiscal reforms.

Over the same period, the Municipal yield curve steepened. Ten-year Municipal bond yields reacted similarly to its treasury counterpart, as the BVAL Muni Benchmark 10Y Index increased 41 basis points from 1.75% on October 31, 2016 to 2.16% by April 30, 2017, and prices decreased commensurately. The Municipal market pull back seen in the ten-year space was impacted by the two Federal Funds rate increases by the Fed as well as the aforementioned market expectations of the Trump administration.

Municipal bonds maturing in 1 year or less had a much smaller pull back. Over the six month period ended April 30, 2017, the BVAL Muni Benchmark 1Y Index and BVAL Muni Benchmark 6M Index saw their yields slightly increase. With the 1 year benchmark increasing 8 basis points from 0.76% on October 31, 2016 to 0.84% at period end but spiking to 1.01% on December 15, 2016 after the first Fed Funds rate increased, while the 6 month benchmark increased a thin 4 basis points from 0.71% on 10/31/16 to 0.75% at 4/30/17 but also spiked to a high of 0.94% on December 15, 2016. Since December 15, 2016, the Municipal market rally on the shorter end of the curve was primarily driven by inflows in municipal bond funds and by softer issuance of tax exempt securities over the period.

Total Municipal issuance for the first four months of the calendar year ending April 30, 2017, declined 11.9% to $119.6 billion in 2017 from $135.8 billion in 2016. The decrease in issuance was driven mostly by reduced refunding activity. As of April 30, 2017, new money Municipal volume increased 17.7% year over year (YoY), to $59.1 billion, while refunding issuance declined over 29% to $60.4 billion, as fewer issuers saw the need to refinance outstanding bonds according to the latest Securities Industry and Financial Markets Association (SIFMA) U.S. Municipal issuance statistics.

ALPINE ULTRA SHORT MUNICIPAL INCOME FUND

Performance Review

Alpine Ultra Short Municipal Income Fund’s Institutional Class’ total return was 0.40% which trailed the Bloomberg Barclays Municipal Bond 1 Year Municipal Bond Index (1-2) (or “Benchmark”) return of 0.61% for the six month period ending April 30, 2017. All references in this letter to the Fund’s performance relate to the Fund’s Institutional Class.

Performance Highlights

Over the first half of the fiscal year our effective average maturity decreased to 35 days versus the previous reporting period ending average maturity of 65 days. Given market volatility on the short end of the municipal bond curve, this low average maturity compared to the benchmark’s 1.31 years allowed the Fund to maintain a relatively stable net asset value (NAV). Throughout the period the Fund was able to continue to add to its exposure in variable rate demand notes (VRDNs), increasing from 55.5% at the beginning of the period to 58% at the end of period, while at the same time decreasing exposure to longer relative maturity Municipal Notes and Municipal Bonds.

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund

It was our expectation for two rate increases from the Fed over the period and felt VRDNs would be first to realize increased yields and at the same time help improve the stability of the Fund’s NAV. In addition, the Fund started the period with an NAV of $10.04 and was able to end the period at the same level with relatively low volatility throughout, compared to the Benchmark which experienced a principal loss over the period of -1.67%.

In a continuation from prior reporting periods, the majority of Fund performance can be attributed to solid A rated securities in the portfolio followed by the Fund’s holdings in BBB rated names. The first half of the fiscal year was a continuation of the second half of fiscal year 2016 as credit spreads widened out further. Much of the credit spread widening was the direct result of the market selloff that took place in the month following the surprise election that saw Donald Trump win the Presidency. In fact, from mid-December through the end of the period, municipal spreads retraced some of the widening as reflation expectations began to fade. Despite the retracement though, we do not expect to reverse our strategy of increasing the credit quality of the Fund. Over the period we increased exposure to both single-A and double-A rated names, while at the same time decreasing exposure to BBB-rated and Non-Rated positions. It is our view that credit spreads would have room to widen should there be another market selloff and that as municipal yields increase, higher grade names would be better suited to our performance objectives.

The short end of the municipal bond curve saw high levels of volatility over the first half of the year. Much of this volatility was in our opinion due to the initial market reaction to reflationary policies of the incoming administration putting added pressures on the Fed to increase the path of rate tightening, a reaction that subsequent to the initial selloff was quickly pared back. Yields on the BVAL Muni Benchmark 6M Index increased from 0.69% on November 8, 2016 (the day of the election) to a high of 0.94% on December 15, 2016, but retraced much of this increase by the end of the period to close out the first half of the year at 0.75%. Despite volatility in interest rates at the short end of the municipal bond curve, the Fund experienced relatively low movement in NAV. A major contributor to the stability of the Fund over the period was the holdings of VRDNs, which comprised 58% of the portfolio as these trade at par and do not fluctuate in value.

While we continue to invest in three- to twelve-month put bonds and municipal note deals, we again lowered our exposure to these securities, continuing from the prior year, by an additional 6.5% over the period as we have increased our exposure to variable rate securities. The largest holdings in these types of securities continue to be from the obligors Republic Services and Waste

Management. Both issuers offer what we believe are attractive yields and have been of improving credit quality over the past few years.

As of April 30th, 2017, our holdings in Puerto Rico represent less than 1% of the Fund, and all of our exposure benefits from insurance from either Assured Guaranty or Nat Re. Both of the monoline insurers are of high quality that fall in the Standard and Poor’s ‘AA’ ratings category and are well capitalized for our maturity profile of 2017 or less.

Outlook

A continuation of Fed tightening, mixed economic data both domestically and abroad, and the uncertainty surrounding the ability of the Trump administration to enact policy, in our opinion, will continue to make the markets a volatile place on the short end of the Municipal curve. For this reason, we remain cautious in our investment approach going forward. In addition to maintaining a high level of liquidity and higher credit quality names, we intend to stay underweight duration in the portfolio. Furthermore, with credit concerns in regard to what is happening in Illinois, New Jersey, Connecticut and Pennsylvania, we are monitoring the markets closely and will continue to invest in ways that minimize the impact to NAV while at the same time providing our investors with a high level of tax exempt income.

ALPINE HIGH YIELD MANAGED DURATION MUNICIPAL FUND

Performance Review

Alpine High Yield Managed Duration Municipal Fund’s Institutional Class had a total return for the first half of the fiscal year ended April 30, 2017 of 0.27%. For the same period, the Fund outperformed the S&P Municipal Bond Short-Intermediate Index (S&P) which returned 0.25% and outperformed the much longer duration Bloomberg Barclays Municipal Bond: High Yield (Non-Investment Grade) Index (Bloomberg Barclays) which returned -0.11%. All references in this letter to the Fund’s performance of the Fund’s Institutional Class.

Performance Highlights

During the first half of the fiscal year, our average weighted maturity decreased from 4.75 years to 4.18 years and our effective duration decreased from 2.96 years to 2.53 years. The Fund’s effective duration is shorter than the Bloomberg Barclays and the S&P. We maintained our barbell strategy during the period and currently expect to maintain this fund structure during the balance of the fiscal year. We believe this strategy should allow Alpine to deliver what we believe is an attractive income stream while helping to minimize duration risk in this currently volatile market.

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund

Positive contributors during the first half ended April 30, 2017 to total return included short duration callable bonds and short duration notes. Investing in these types of securities provides the potential to both maximize our yield and soften volatility to the extent such bonds are not redeemed early by the obligor. Other positive contributors to performance this half included our exposure to general obligation bonds, natural gas debt and tobacco bonds. Tobacco bonds have been one of the most attractive areas of the high yield sector, as investors are attracted to both their high level of liquidity and relatively high yield. Despite this sector’s solid performance, we have been cautious when adding to our existing positions since the sector historically has a tendency to be quite volatile and is becoming more expensive.

During the first half the Bloomberg Valuation (BVAL) AAA Benchmark Yield Curve experienced an approximately 40 basis point increase in rates from the 7 year maturity through the 30 year maturity, while the shorter end of the curve 2 years through 5 years experienced a steepening with yields increasing 15 to 28 basis points. During the same period, the Bloomberg Valuation (BVAL) BBB Benchmark Yield Curve pulled back across the curve with the largest increase in yields of roughly 43 basis points across the 9 year maturity through the 25 year maturity. During this pull back we have shortened up in average maturity without giving up additional yield. Maintaining our defensive posture, while at the same time increasing levels of liquidity, should protect the Fund from expected volatility ahead as we believe yields will increase during 2017.

Negative contributors to total return included continuing care retirement communities (CCRCs) and education securities. We continued to look for CCRC bonds that have call provisions that allow us to receive some or all of our principal back prior to maturity.

The Fund’s exposure to bonds from the Commonwealth of Puerto Rico increased during the first half of the fiscal year ended April 30, 2017 to 6.75% from 5.90%. We continue to find significant value in some ‘AA’ rated Puerto Rico securities enhanced by bond insurance from financially healthy bond insurers. Importantly, all of the Fund’s current holdings from this territory are fully insured by Assured Guaranty or National Public Finance Guarantee Corporation, both of which have very strong financial claims paying reserves in our opinion. Additionally, all Puerto Rico bonds owned by the Fund were paid on time and in full by the respective aforementioned bond insurers during the period.

Outlook

We continue to believe that the new Trump administration’s policies may introduce higher inflation and economic growth prospects to the market as a result of potential fiscal stimulus measures as well as tax reform plans and regulation reductions that the new administration may implement. Although the market experienced a significant rally during the quarter as the so called reflation trade was unwound which reduced bond yields, we believe the new administration’s pro-growth policies combined with the Feds guidance of two additional Fed Funds rate hikes in 2017 will keep the municipal market volatile across the municipal curve. For this reason, we remain cautious in our investment approach during the next few months but plan to capitalize on any positive developments. We expect to maintain a relatively healthy level of liquidity and anticipate staying underweight duration, while continuing to maintain the credit quality of the portfolio. We believe credit selection will be a key component to providing potential alpha to investors.

We have continued credit concerns in pockets of the municipal market, including budgetary stress and large unfunded pension obligation issues for the States of Illinois and Connecticut, City of Chicago and Commonwealth of Puerto Rico. The expectations for continued favorable performance in the equities markets during 2017 should help somewhat mitigate the underfunding of pension liabilities in the municipal space to a degree. Management is closely monitoring the developments in these areas as well as specifics from the new Trump administration and in the capital markets in general. Management will continue to invest in an attempt to provide investors with a high level of tax exempt income while seeking to protect NAV volatility.

Sincerely,

Jonathan Mondillo

Mark Taylor

Portfolio Managers

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

The Alpine Ultra Short Municipal Income Fund is subject to risks, including the following in alphabetical order:

Credit Risk – Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a fund’s investment in that issuer. The credit quality and liquidity of the Fund’s investments in municipal obligations and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates. Securities having shorter maturities generally involve less risk of fluctuation in value resulting from changes in interest rates, but generally have yields lower than securities having longer maturities. Securities having shorter maturities are also subject to reinvestment risk, which is the risk that if interest rates fall the Fund may need to invest the proceeds of redeemed securities in securities with lower interest rates.

Issuer Risk – Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the Fund, or its yield, to decline.

Municipal Securities Concentration Risk – From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Municipal Securities Risk – Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund

security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Operational Risk – Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Redemption Risk – The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Tax Risk – Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some municipal obligations taxable. Additionally, maximizing after-tax income may require trade-offs that reduce pre-tax income. The Fund’s tax-efficient strategies may reduce the taxable income of the Fund’s shareholders, but will not eliminate it. There can be no assurance that taxable distributions can always be avoided or that the Fund will achieve its investment objective.

Variable Rate Demand Obligations Risk – Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. In addition, the interest rates on variable rate demand obligations are short-term and may, for example, be reset daily, weekly or monthly. During periods of declining interest rates, the Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, the Fund’s yield on a VRDO will increase and the Fund’s shareholders will have a reduced risk of capital depreciation.

Yield Risk – The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.

The Alpine High Yield Managed Duration Municipal Fund is subject to risks, including the following in alphabetical order:

Borrowing and Leverage Risk – When the Fund borrows for leverage, changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. The costs of borrowing for investment purposes might reduce the Fund’s return if the yield on the securities purchased is less than the borrowing costs.

Credit Risk – Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a Fund’s investment in that issuer. The credit quality and liquidity of the Fund’s investments in municipal obligations and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Debt Securities Risk – Debt securities, such as bonds, involve credit risk and interest rate risk. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates. Securities having shorter maturities generally involve less risk of fluctuations in the value resulting from changes in interest rates, but generally have lower yields than securities having longer maturities. Securities having shorter maturities are also subject to reinvestment risk, which is the risk that if interest rates fall the Fund may need to invest the proceeds of redeemed securities in securities with lower interest rates.

Issuer Risk – Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Junk Bond Risk – Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Land-Secured or “Dirt” Bonds Risk – These special assessment or special tax bonds are issued to promote residential, commercial or industrial growth and redevelopment. They are exposed to real estate development-related risks. The bonds could default if the developments failed to progress as anticipated or if taxpayers failed to pay the assessments, fees and taxes specified in the financing plans for a project.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Market Risk – General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline.

Medium- and Lower-Grade Municipal Securities Risk – Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization (“NRSRO”).

Municipal Market Volatility and Illiquidity Risk – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Concentration Risk – From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Municipal Securities Risk – Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund

bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Operational Risk – Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Puerto Rico and U.S. Territories Risk – Because the Fund invests in the municipal securities of U.S. territories, and currently invests in Puerto Rican municipal securities, events in Puerto Rico are likely to affect the Fund’s investments and its performance. These events may include economic or political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to Puerto Rico’s municipal issuers. As with Puerto Rican municipal securities, events in any of the other territories where the Fund is invested may affect the Fund’s investments and its performance.

Redemption Risk – The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Tax Risk – To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the Fund from its investment in such obligations and distributed to Fund shareholders will be taxable. There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. Income from municipal bonds held by a Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.

Tender Option Bonds Risk – Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.

Tobacco Related Bonds Risk – In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the “MSA”), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments

April 30, 2017 (Unaudited)

Shares	Security Description	Value

Common Stocks—104.1%
Aerospace & Defense—1.0%
10,500	Raytheon Co. (a)	$1,629,705
Air Freight & Logistics—1.3%
10,500	FedEx Corp. (a)	1,991,850
Airlines—1.3%
16,600	Delta Air Lines, Inc.	754,304
41,000	Japan Airlines Co., Ltd.	1,294,640
		2,048,944
Auto Components—2.1%
21,000	Delphi Automotive PLC (a)	1,688,400
366,000	GKN PLC	1,701,340
		3,389,740
Banks—11.8%
273,029	Banco Bilbao Vizcaya Argentaria SA	2,185,671
91,000	Bank of America Corp. (a)	2,123,940
12,000	BNP Paribas SA	846,778
32,000	Citigroup, Inc. (a)	1,891,840
63,000	Citizens Financial Group, Inc. (a)	2,312,730
22,300	Hana Financial Group, Inc.	768,222
455,000	Intesa Sanpaolo SpA	1,325,318
190,000	Mediobanca SpA	1,826,483
175,500	Mitsubishi UFJ Financial Group, Inc.	1,116,525
103,000	Regions Financial Corp. (a)	1,416,250
15,600	The PNC Financial Services Group, Inc. (a)	1,868,100
21,700	Wells Fargo & Co. (a)	1,168,328
		18,850,185
Beverages—0.5%
7,500	Anheuser-Busch InBev NV—SP ADR (a)	849,300

Biotechnology—1.8%
524,900	Merrimack Pharmaceuticals,Inc. (b)	1,747,917
6,000	Shire PLC—ADR	1,061,760
		2,809,677
Building Products—0.6%
14,500	Fortune Brands Home & Security, Inc.	924,230
Capital Markets—4.9%
91,500	Ares Capital Corp. (a)	1,610,400
48,000	Azimut Holding SpA	936,972
14,000	Deutsche Boerse AG	1,370,230
14,500	Evercore Partners, Inc.—Class A	1,069,375
105,000	OM Asset Management PLC (a)	1,633,800
39,000	The Blackstone Group LP (a)	1,202,760
		7,823,537
Chemicals—1.8%
64,600	Clariant AG	1,308,231
21,900	Symrise AG	1,533,204
		2,841,435
Commercial Services & Supplies—0.5%
20,000	ISS A/S	829,495
Communications Equipment—1.4%
27,100	Cisco Systems, Inc. (a)	923,297
238,000	Nokia OYJ	1,361,080
		2,284,377
Shares	Security Description	Value

Common Stocks—(continued)
Construction & Engineering—3.4%
43,975	Bouygues SA	$1,848,776
932,500	China Railway Construction Corp., Ltd.—Class H	1,304,338
110,000	Ferrovial SA	2,340,742
		5,493,856
Consumer Finance—1.2%
16,500	Discover Financial Services	1,032,735
34,000	Synchrony Financial (a)	945,200
		1,977,935
Diversified Telecommunication Services—1.1%
40,000	BT Group PLC—SP ADR	796,400
75,000	DNA OYJ	923,181
		1,719,581
Electric Utilities—1.6%
26,700	FirstEnergy Corp.	799,398
12,500	NextEra Energy, Inc. (a)	1,669,500
		2,468,898
Electronic Equipment, Instruments & Components—1.0%
20,900	TE Connectivity, Ltd. (a)	1,617,033
Equity Real Estate Investment—4.0%
112,500	Colony NorthStar, Inc.— Class A (a)	1,470,375
32,200	CyrusOne, Inc. (a)	1,759,408
1,700	LaSalle Logiport REIT	1,614,981
21,750	The Geo Group, Inc.	724,710
113,000	Westfield Corp.	768,299
		6,337,773
Food & Staples Retailing—2.1%
24,800	CVS Health Corp. (a)	2,044,512
46,000	The Kroger Co. (a)	1,363,900
		3,408,412
Food Products—3.0%
43,500	Mondelez International, Inc.— Class A (a)	1,958,805
21,000	Nestle SA	1,617,739
102,000	Nomad Foods, Ltd. (b)	1,203,600
		4,780,144
Health Care Equipment & Supplies—1.9%
18,800	Medtronic PLC (a)	1,562,092
12,400	Zimmer Biomet Holdings, Inc. (a)	1,483,660
		3,045,752
Health Care Providers & Services—3.3%
6,100	Aetna, Inc.	823,927
10,200	McKesson Corp. (a)	1,410,558
6,500	UnitedHealth Group, Inc.	1,136,720
15,600	Universal Health Services, Inc.— Class B (a)	1,883,856
		5,255,061
Hotels, Restaurants & Leisure—3.2%
28,400	Bob Evans Farms, Inc. (a)	1,895,416
88,000	Melco Resorts & Entertainment Ltd.—ADR (a)	1,931,600
44,000	MGM Resorts International	1,351,240
		5,178,256

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments—Continued

April 30, 2017 (Unaudited)

Shares	Security Description	Value

Common Stocks—(continued)
Houhold Durables—3.3%
36,000	Lennar Corp.—Class A (a)	$1,818,000
36,000	Newell Brands, Inc. (a)	1,718,640
8,900	Whirlpool Corp. (a)	1,652,552
		5,189,192
Household Products—1.5%
72,200	Svenska Cellulosa AB SCA—B Shares	2,391,641
Independent Power and Renewable Electricity Producers—1.1%
47,400	NRG Yield, Inc.—Class A	821,916
40,500	Pattern Energy Group, Inc. (a)	891,810
		1,713,726
Insurance—3.2%
8,700	Allianz SE	1,656,564
29,500	Allied World Assurance Co. Holdings AG	1,566,155
62,295	ING Life Insurance Korea, Ltd. (b)	1,806,604
		5,029,323
Internet Software & Services—0.7%
1,200	Alphabet, Inc.—Class C (b)	1,087,152
Investment Companies—0.5%
23,607	Electra Private Equity PLC	813,621
IT Services—1.5%
39,000	CSRA, Inc.	1,134,120
24,000	Leidos Holdings, Inc. (a)	1,263,840
		2,397,960
Life Sciences Tools & Services—1.0%
10,100	Thermo Fisher Scientific, Inc. (a)	1,669,833
Machinery—1.4%
894,950	CRRC Corp., Ltd.—Class H	873,279
8,500	Snap-on, Inc. (a)	1,424,005
		2,297,284
Media—2.4%
37,600	Comcast Corp.—Class A (a)	1,473,544
265,193	NOS SGPS SA	1,518,903
29,500	Twenty-First Century Fox, Inc.— Class A	900,930
1	UBM PLC	9
		3,893,386
Metals & Mining—2.2%
137,000	ArcelorMittal (b)	1,068,600
108,061	Fortescue Metals Group, Ltd.	429,664
40,000	Nippon Steel & Sumitomo Metal Corp.	900,830
12,900	Randgold Resources, Ltd.—ADR	1,135,071
		3,534,165
Multi-Utilities—2.3%
22,700	CMS Energy Corp. (a)	1,030,580
13,000	National Grid PLC—SP ADR	843,310
97,000	Veolia Environnement SA	1,842,747
		3,716,637
Multiline Retail—1.0%
21,000	Dollar General Corp. (a)	1,526,910
Shares	Security Description	Value

Common Stocks—(continued)
Oil, Gas & Consumable Fuels—6.8%
26,700	Anadarko Petroleum Corp.	$1,522,434
21,000	Apache Corp.	1,021,440
11,500	Chevron Corp. (a)	1,227,050
37,500	Enbridge, Inc. (a)	1,554,375
8,900	EOG Resources, Inc.	823,250
94,000	Kinder Morgan, Inc. (a)	1,939,220
8,500	Marathon Petroleum Corp.	432,990
24,200	SemGroup Corp.—Class A	805,860
18,300	Tesoro Corp.	1,458,693
		10,785,312
Paper & Forest Products—1.9%
131,800	Stora Enso OYJ—R Shares	1,567,781
55,000	UPM—Kymmene OYJ	1,451,655
		3,019,436
Pharmaceuticals—1.7%
20,500	Novartis AG—SP ADR (a)	1,579,115
31,300	Pfizer, Inc.	1,061,696
		2,640,811
Real Estate Management & Development—0.9%
65,000	Mitsui Fudosan Co., Ltd.	1,428,280
Road & Rail—2.2%
10,700	Canadian Pacific Railway, Ltd. (a)	1,639,775
910,000	Cosan Logistica SA (b)	1,892,220
		3,531,995
Semiconductors & Semiconductor Equipment—4.3%
42,600	Applied Materials, Inc. (a)	1,729,986
8,500	Broadcom, Ltd. (a)	1,876,885
53,500	Intel Corp. (a)	1,934,025
28,500	SK Hynix, Inc.	1,352,491
		6,893,387
Software—1.1%
9,919	Dell Technologies, Inc.—VMware, Inc.—Class V (b)	665,664
16,000	Microsoft Corp.	1,095,360
		1,761,024
Specialty Retail—1.7%
11,400	Foot Locker, Inc.	881,676
6,800	Shimamura Co., Ltd.	930,863
5,800	The Home Depot, Inc.	905,380
		2,717,919
Technology Hardware, Storage & Peripherals—3.5%
21,500	Apple, Inc. (a)	3,088,475
350,551	China Digital TV Holding Co., Ltd.— ADR (b)	606,453
525	Samsung Electronics Co., Ltd.	1,029,331
10,000	Western Digital Corp. (a)	890,700
		5,614,959
Textiles, Apparel & Luxury Goods—1.6%
14,500	Carter’s, Inc. (a)	1,334,580
121,988	Samsonite International SA	470,491
13,700	VF Corp.	748,431
		2,553,502
Transportation Infrastructure—0.5%
137,809	CCR SA	768,488
Wireless Telecommunication Services—1.0%
600,200	Vodafone Group PLC	1,547,372
	Total Common Stocks (Cost $143,877,061)	166,078,491

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments—Continued

April 30, 2017 (Unaudited)

Shares	Security Description	Value

Equity-Linked Structured Notes—2.0%
Household Durables—0.2%
11,361	Persimmon PLC—Merrill Lynch	$343,713
Insurance—1.1%
349,194	Legal + General Group PLC— Merrill Lynch	1,116,614
12,525	Sampo OYJ—A Shares—Morgan Stanley BV	600,177
		1,716,791
Media—0.5%
294,160	ITV PLC—Merrill Lynch	800,091
Shares	Security Description	Value

Equity-Linked Structured Notes—(continued)
Paper & Forest Products—0.2%
32,370	Stora Enso OYJ-R Shares— Morgan Stanley BV	$385,046
	Total Equity-Linked Structured Notes (Cost $3,318,567)	3,245,641
Exchange-Traded Funds—0.5%
12,000	SPDR S&P Biotech ETF	857,280
	Total Exchange-Traded Funds (Cost $779,224)	857,280
Total Investments (Cost $147,974,852) (c)—106.6%		170,181,412
Liabilities in Excess of Other Assets—(6.6)%		(10,602,307)
TOTAL NET ASSETS 100.0%		$159,579,105

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security has been designated as collateral for the line of credit.
(b)	Non-income producing security.
(c)	See Note 8 for the cost of investments for federal tax purposes.

AB—Aktiebolag is the Swedish equivalent of a corporation.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

A/S—Aktieselskab is the Danish term for a stock-based corporation.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC—Public Limited Company

REIT—Real Estate Investment Trust

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SCA—Societe en Commandite par actions is the French equivalent of a limited partnership.

SE—SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

SP ADR—Sponsored American Depositary Receipt

SpA—Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Alpine Rising Dividend Fund

Schedule of Portfolio Investments
April 30, 2017 (Unaudited)

Shares	Security Description	Value

Common Stocks—90.8%
Aerospace & Defense—2.7%
23,000	Hexcel Corp.	$1,190,250
9,000	Raytheon Co.	1,396,890
		2,587,140
Air Freight & Logistics—1.6%
8,000	FedEx Corp.	1,517,600
Banks—7.8%
61,000	Bank of America Corp.	1,423,740
17,000	Citigroup, Inc.	1,005,040
50,000	Citizens Financial Group, Inc.	1,835,500
19,000	JPMorgan Chase & Co.	1,653,000
5,000	Signature Bank (a)	692,250
8,000	The PNC Financial Services Group, Inc.	958,000
		7,567,530
Beverages—2.8%
7,000	Constellation Brands, Inc.— Class A	1,207,780
13,000	PepsiCo, Inc.	1,472,640
		2,680,420
Biotechnology—2.4%
11,000	Amgen, Inc.	1,796,520
150,000	Merrimack Pharmaceuticals, Inc. (a)	499,500
		2,296,020
Capital Markets—3.2%
8,000	CME Group, Inc.	929,520
25,000	Oaktree Capital Group LLC	1,175,000
17,000	The Blackstone Group LP	524,280
50,000	WisdomTree Investments, Inc.	417,500
		3,046,300
Chemicals—1.5%
10,000	Air Products & Chemicals, Inc.	1,405,000
Commercial Services & Supplies—1.3%
17,000	Deluxe Corp.	1,222,470
Communications Equipment—1.1%
31,000	Cisco Systems, Inc.	1,056,170
Consumer Finance—1.8%
15,000	Discover Financial Services	938,850
30,000	Synchrony Financial	834,000
		1,772,850
Diversified Telecommunication Services—2.4%
36,000	AT&T, Inc.	1,426,680
20,000	Verizon Communications, Inc.	918,200
		2,344,880
Electric Utilities—2.0%
20,000	Emera, Inc.	692,283
5,500	NextEra Energy, Inc.	734,580
6,000	Pinnacle West Capital Corp.	510,540
		1,937,403
Electronic Equipment, Instruments & Components—1.5%
19,000	TE Connectivity, Ltd.	1,470,030
Energy Equipment & Services—1.0%
13,000	Schlumberger, Ltd.	943,670
Shares	Security Description	Value

Common Stocks—(continued)
Equity Real Estate Investment—2.6%
4,000	Boston Properties, Inc.	$506,400
65,000	Colony NorthStar, Inc.—Class A	849,550
16,000	Colony Starwood Homes	553,120
3,500	Simon Property Group, Inc.	578,410
		2,487,480
Food & Staples Retailing—2.1%
50,000	Safeway, Inc. (a)(b)	23,933
35,000	The Kroger Co.	1,037,750
11,000	Walgreens Boots Alliance, Inc.	951,940
		2,013,623
Food Products—1.7%
25,000	Conagra Brands, Inc.	969,500
12,000	Pinnacle Foods, Inc.	697,800
		1,667,300
Health Care Equipment & Supplies—1.4%
7,000	Becton, Dickinson & Co.	1,308,790
Health Care Providers & Services—1.5%
11,000	Aetna, Inc.	1,485,770
Hotels, Restaurants & Leisure—3.2%
4,000	Bob Evans Farms, Inc.	266,960
55,000	ClubCorp Holdings, Inc.	739,750
36,500	MGM Resorts International	1,120,915
16,000	Starbucks Corp.	960,960
		3,088,585
Household Durables—0.9%
14,000	DR Horton, Inc.	460,460
20,000	PulteGroup, Inc.	453,400
		913,860
Household Products—1.0%
11,000	The Procter & Gamble Co.	960,630
Insurance—1.5%
29,000	The Hartford Financial Services Group, Inc.	1,402,440
Internet Software & Services—2.1%
1,100	Alphabet, Inc.—Class A (a)	1,016,972
1,100	Alphabet, Inc.—Class C (a)	996,556
		2,013,528
IT Services—1.2%
40,000	CSRA, Inc.	1,163,200
Machinery—2.6%
15,000	Ingersoll-Rand PLC	1,331,250
7,000	Snap-on, Inc.	1,172,710
		2,503,960
Media—4.0%
22,000	CBS Corp.—Class B	1,464,320
16,000	Cinemark Holdings, Inc.	691,200
44,600	Comcast Corp.—Class A	1,747,874
		3,903,394
Multi-Utilities—1.0%
11,000	CMS Energy Corp.	499,400
8,000	WEC Energy Group, Inc.	484,160
		983,560

The accompanying notes are an integral part of these financial statements.

Alpine Rising Dividend Fund

Schedule of Portfolio Investments—Continued

April 30, 2017 (Unaudited)

Shares	Security Description	Value

Common Stocks—(continued)
Oil, Gas & Consumable Fuels—7.4%
35,000	BP PLC—SP ADR	$1,201,200
16,000	ConocoPhillips	766,560
17,000	Enbridge, Inc.	704,650
20,000	Exxon Mobil Corp.	1,633,000
19,000	Hess Corp.	927,770
19,000	Marathon Petroleum Corp.	967,860
12,000	Phillips 66	954,720
		7,155,760
Pharmaceuticals—4.7%
3,000	Allergan PLC	731,580
14,500	Johnson & Johnson	1,790,315
60,000	Pfizer, Inc.	2,035,200
		4,557,095
Road & Rail—2.1%
2,800	AMERCO	1,048,488
20,000	CSX Corp.	1,016,800
		2,065,288
Semiconductors & Semiconductor Equipment—5.7%
27,000	Applied Materials, Inc.	1,096,470
5,500	Broadcom, Ltd.	1,214,455
40,000	Intel Corp.	1,446,000
5,000	NXP Semiconductors NV (a)	528,750
16,000	Texas Instruments, Inc.	1,266,880
		5,552,555
Software—4.5%
33,000	Microsoft Corp.	2,259,180
32,000	Oracle Corp.	1,438,720
22,000	Symantec Corp.	695,860
		4,393,760
Specialty Retail—2.9%
16,000	Lowe’s Cos., Inc.	1,358,080
19,000	TJX Cos., Inc.	1,494,160
		2,852,240
Shares	Security Description	Value

Common Stocks—(continued)
Technology Hardware, Storage & Peripherals—2.5%
17,000	Apple, Inc.	$2,442,050
Textiles, Apparel & Luxury Goods—1.1%
13,000	Ralph Lauren Corp.	1,049,360
	Total Common Stocks (Cost $69,637,136)	87,811,711
Exchange-Traded Funds—3.0%
27,000	Technology Select Sector SPDR Fund	1,468,260
10,500	Vanguard Health Care ETF	1,471,365
	Total Exchange-Traded Funds (Cost $2,763,652)	2,939,625

Contract Amount
Put Options Purchased—0.0% (c)
Exchange Traded Funds—0.0% (c)
20,000	SPDR S&P 500 ETF Trust, Expiration Date June 30, 2017, Strike Price $225.0	23,600
	Total Put Options Purchased (Cost $48,000)	23,600

Principal Amount
Short-Term Investments—4.5%
$4,363,000	State Street Eurodollar Time Deposit, 0.09%	4,363,000
	Total Short-Term Investments (Cost $4,363,000)	4,363,000
Total Investments (Cost $76,811,788) (d)—98.3%		95,137,936
Other Assets in Excess of Liabilities—1.7%		1,621,157
TOTAL NET ASSETS 100.0%		$96,759,093

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 0.0% of the Fund’s net assets.
(c)	Amount is less than 0.05%.
(d)	See Note 8 for the cost of investments for federal tax purposes.

PLC—Public Limited Company

SP ADR—Sponsored American Depositary Receipt

The following written options contracts were held as of April 30, 2017:

Put Options	Number of Contracts	Exercise Price	Expiration Date	Premium Received	Current Value	Unrealized Appreciation
SPDR S&P 500 ETF Trust	200	$210.0	6/30/2017	$17,186	$(8,300)	$8,886

The accompanying notes are an integral part of these financial statements.

Alpine Financial Services Fund

Schedule of Portfolio Investments—Continued

April 30, 2017 (Unaudited)

Shares	Security Description	Value

Common Stocks—93.1%
Banks—50.2%
2,000	1st Constitution Bancorp	$35,800
18,000	Bank of America Corp.	420,120
4,500	Bank of Commerce Holdings	50,625
4,000	Bank of the Ozarks, Inc.	189,880
7,000	BankUnited, Inc.	247,030
3,500	Banner Corp.	193,200
7,000	Berkshire Hills Bancorp, Inc.	262,500
4,000	BNC Bancorp	133,800
7,000	Brookline Bancorp, Inc.	101,850
7,500	Bryn Mawr Bank Corp.	321,750
2,500	Carolina Trust Bancshares, Inc. (a)	17,675
10,000	CenterState Banks, Inc.	252,300
5,000	Chemical Financial Corp.	237,250
6,000	CIT Group, Inc.	277,860
5,000	Citigroup, Inc.	295,600
12,000	Citizens Financial Group, Inc.	440,520
4,000	Comerica, Inc.	282,800
11,000	ConnectOne Bancorp, Inc.	244,200
5,500	East West Bancorp, Inc.	298,485
6,500	FCB Financial Holdings, Inc.— Class A (a)	307,125
9,000	First Merchants Corp.	372,420
21,000	FNB Corp.	299,040
4,000	Franklin Financial Network, Inc. (a)	162,200
4,000	Great Southern Bancorp, Inc.	200,600
6,000	Great Western Bancorp, Inc.	247,200
4,500	IBERIABANK Corp.	357,075
4,000	JPMorgan Chase & Co.	348,000
20,000	KeyCorp	364,800
5,500	Opus Bank	124,025
1,500	Pacific Premier Bancorp, Inc. (a)	54,825
2,000	Popular, Inc.	83,820
3,500	Preferred Bank	185,465
2,000	SB Financial Group, Inc.	34,600
2,500	Shore Bancshares, Inc.	41,475
3,000	Southern National Bancorp of Virginia, Inc.	54,630
15,000	Sterling Bancorp	348,750
4,500	Stonegate Bank	206,550
2,500	Summit State Bank	32,875
1,000	SVB Financial Group (a)	175,940
4,500	Synovus Financial Corp.	188,100
6,000	TCF Financial Corp.	99,060
5,000	The Bank of NT Butterfield & Son, Ltd.	166,250
2,000	The PNC Financial Services Group, Inc.	239,500
13,000	United Community Banks, Inc.	355,550
10,000	Univest Corp. of Pennsylvania	303,000
12,000	Valley National Bancorp	141,120
4,000	Webster Financial Corp.	203,240
5,500	Western Alliance Bancorp (a)	263,450
5,000	Zions BanCorp.	200,150
		10,464,080
Shares	Security Description	Value

Common Stocks—(continued)
Capital Markets—16.0%
1,500	Affiliated Managers Group, Inc.	$248,385
12,000	Ares Capital Corp.	211,200
4,500	Associated Capital Group, Inc.— Class A	151,425
13,500	BGC Partners, Inc.—Class A	153,630
10,000	Cowen Group, Inc.—Class A (a)	159,000
2,500	Evercore Partners, Inc.—Class A	184,375
11,000	Garrison Capital, Inc.	107,580
4,000	Intercontinental Exchange, Inc.	240,800
8,000	KKR & Co. LP	151,840
3,500	Nasdaq, Inc.	241,045
17,000	OM Asset Management PLC	264,520
6,700	Oppenheimer Holdings, Inc.— Class A	115,910
4,000	PJT Partners, Inc.—Class A	138,640
4,500	The Bank of New York Mellon Corp.	211,770
10,000	The Blackstone Group LP	308,400
8,000	The Charles Schwab Corp.	310,800
17,000	WisdomTree Investments, Inc.	141,950
		3,341,270
Consumer Finance—1.6%
3,000	Discover Financial Services	187,770
5,500	Synchrony Financial	152,900
		340,670
Diversified Financial Services—3.2%
20,000	Element Fleet Management Corp.	175,671
20,000	NewStar Financial, Inc.	214,800
30,000	On Deck Capital, Inc. (a)	142,500
20,000	Tiptree, Inc.	141,000
		673,971
Equity Real Estate Investment—2.6%
12,000	Altisource Residential Corp.	172,560
15,000	Colony NorthStar, Inc.—Class A	196,050
5,000	Colony Starwood Homes	172,850
		541,460
Insurance—7.2%
3,500	American International Group, Inc.	213,185
2,500	CNA Financial Corp.	113,150
5,500	FNF Group	225,225
18,000	Heritage Insurance Holdings, Inc.	217,800
2,500	The Allstate Corp.	203,225
1,700	The Hanover Insurance Group, Inc.	150,059
3,500	The Hartford Financial Services Group, Inc.	169,260
1,700	The Travelers Cos., Inc.	206,822
		1,498,726
IT Services—1.0%
1,500	Fidelity National Information Services, Inc.	126,285
5,000	First Data Corp.—Class A (a)	78,100
		204,385

The accompanying notes are an integral part of these financial statements.

Alpine Financial Services Fund

Schedule of Portfolio Investments—Continued

April 30, 2017 (Unaudited)

Shares	Security Description	Value

Common Stocks—(continued)
Mortgage Real Estate Investment—2.2%
12,000	Arbor Realty Trust, Inc.	$103,560
5,000	Owens Realty Mortgage, Inc.	90,800
5,000	PennyMac Mortgage Investment Trust	89,400
7,500	Starwood Property Trust, Inc.	170,175
		453,935
Real Estate Management & Development—1.8%
6,000	CBRE Group, Inc.—Class A (a)	214,860
7,500	Kennedy-Wilson Holdings, Inc.	153,000
		367,860
Thrifts & Mortgage Finance—7.3%
6,000	Atlantic Coast Financial Corp. (a)	46,620
6,000	HomeStreet, Inc. (a)	156,000
3,000	HopFed Bancorp, Inc.	44,250
7,000	Impac Mortgage Holdings, Inc. (a)	100,100
20,000	NMI Holdings, Inc.—Class A (a)	232,000
9,500	OceanFirst Financial Corp.	262,675
6,000	PennyMac Financial Services, Inc.—Class A (a)	99,000
2,000	Provident Financial Holdings, Inc.	38,460
8,500	Radian Group, Inc.	143,480
7,000	Riverview Bancorp, Inc.	50,820
20,000	United Community Financial Corp.	170,800
4,000	Walker & Dunlop, Inc. (a)	179,400
		1,523,605
	Total Common Stocks (Cost $14,452,483)	19,409,962
Shares	Security Description	Value

Exchange-Traded Funds—1.2%
11,000	Financial Select Sector SPDR Fund	$258,830
	Total Exchange-Traded Funds (Cost $241,244)	258,830

Principal Amount
Short-Term Investments—5.2%
$1,073,000	State Street Eurodollar Time Deposit, 0.09%	1,073,000
	Total Short-Term Investments (Cost $1,073,000)	1,073,000
Total Investments (Cost $15,766,727) (b)—99.5%		20,741,792
Other Assets in Excess of Liabilities—0.5%		106,467
TOTAL NET ASSETS 100.0%		$20,848,259

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	See Note 8 for the cost of investments for federal tax purposes.

PLC—Public Limited Company

The accompanying notes are an integral part of these financial statements.

Alpine Small Cap Fund

Schedule of Portfolio Investments

April 30, 2017 (Unaudited)

Shares	Security Description	Value

Common Stocks—98.6%
Air Freight & Logistics—2.0%
7,602	Hub Group, Inc.—Class A (a)	$297,618
Auto Components—2.6%
3,949	LCI Industries	399,441
Automobiles—2.4%
12,605	Winnebago Industries, Inc.	361,764
Banks—3.0%
10,635	Enterprise Financial Services Corp.	449,329
Biotechnology—2.4%
3,284	Ligand Pharmaceuticals, Inc. (a)	365,082
Building Products—12.0%
4,648	American Woodmark Corp. (a)	427,151
5,800	Apogee Enterprises, Inc.	316,100
9,824	Gibraltar Industries, Inc. (a)	385,592
9,557	Patrick Industries, Inc. (a)	679,025
		1,807,868
Chemicals—2.1%
57,745	AgroFresh Solutions, Inc. (a)	323,949
Communications Equipment—2.8%
16,526	ARRIS International PLC (a)	429,511
Construction & Engineering—4.8%
6,788	Dycom Industries, Inc. (a)	717,220
Construction Materials—3.2%
8,800	Summit Materials, Inc.—Class A (a)	225,808
4,220	U.S. Concrete, Inc. (a)	261,640
		487,448
Electric Utilities—4.0%
4,334	ALLETE, Inc.	302,990
6,655	Portland General Electric Co.	301,738
		604,728
Electronic Equipment, Instruments & Components—1.2%
1,700	Rogers Corp. (a)	174,998
Energy Equipment & Services—1.8%
23,159	Matrix Service Co. (a)	272,118
Equity Real Estate Investment—5.7%
32,278	Altisource Residential Corp.	464,158
10,283	Education Realty Trust, Inc.	398,672
		862,830
Food Products—4.7%
23,885	Hostess Brands, Inc. (a)	409,389
25,875	Nomad Foods, Ltd. (a)	305,325
		714,714
Health Care Equipment & Supplies—1.3%
5,499	Natus Medical, Inc. (a)	192,465
Health Care Providers & Services—3.0%
10,595	National Research Corp.— Class B	446,897
Shares	Security Description	Value

Common Stocks—(continued)
Insurance—5.7%
15,251	Greenlight Capital Re, Ltd.— Class A (a)	$328,659
6,300	Primerica, Inc.	527,940
		856,599
Internet Software & Services—4.0%
11,861	Alarm.com Holdings, Inc. (a)	386,787
10,007	NIC, Inc.	213,650
		600,437
IT Services—2.5%
6,282	MAXIMUS, Inc.	383,139
Life Sciences Tools & Services—2.5%
8,284	INC Research Holdings, Inc.— Class A (a)	372,780
Media—4.3%
11,677	Live Nation Entertainment, Inc. (a)	375,532
3,935	Nexstar Media Group, Inc.	271,515
		647,047
Real Estate Management & Development—2.3%
17,284	Kennedy-Wilson Holdings, Inc.	352,594
Software—9.4%
4,161	Fair Isaac Corp.	563,732
11,841	SS&C Technologies Holdings, Inc.	435,038
17,870	The Descartes Systems Group, Inc. (a)	413,691
		1,412,461
Specialty Retail—3.1%
4,854	Lithia Motors, Inc.—Class A	463,800
Thrifts & Mortgage Finance—5.8%
10,954	Essent Group, Ltd. (a)	405,408
5,575	Meta Financial Group, Inc.	473,317
		878,725
	Total Common Stocks (Cost $13,667,157)	14,875,562

Principal Amount
Short-Term Investments—1.6%
$233,000	State Street Eurodollar Time Deposit, 0.09%	233,000
	Total Short-Term Investments (Cost $233,000)	233,000
Total Investments (Cost $13,900,157) (b)—100.2%		15,108,562
Liabilities in Excess of Other Assets—(0.2)%		(25,745)
TOTAL NET ASSETS 100.0%		$15,082,817

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) See Note 8 for the cost of investments for federal tax purposes.

PLC—Public Limited Company

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments

April 30, 2017 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—102.7%
Alabama—4.6%
$3,724,000	Alabama Housing Finance Authority, Multi-Family Housing, Phoenix Apartments Project— Series A (LOC: Regions Bank) 1.300%, 01/01/2036 (Putable on 05/04/2017) (a)	$3,724,000
6,840,000	Chatom Industrial Development Board Gulf Opportunity Zone Revenue, National Rural Utilities Finance—Series A 0.950%, 11/15/2038 (Putable on 05/15/2017) (a)	6,839,863
1,550,000	Chatom Industrial Development Board Revenue, National Rural Utilities Finance—Series A 1.050%, 08/01/2037 (Putable on 08/01/2017) (a)	1,549,845
6,250,000	Eutaw Industrial Development Board, Mission Power Co. Greene County Project 2.500%, 12/01/2020 (Putable on 05/01/2017) (a)	6,250,000
1,325,000	Health Care Authority for Baptist Health Revenue—Series B (CS: Assured Guaranty Municipal) 0.500%, 11/15/2037 (Putable on 05/05/2017) (a)	1,325,000
18,200,000	Health Care Authority for Baptist Health Revenue—Series B 1.450%, 11/01/2042 (Putable on 05/04/2017) (a)	18,200,000
7,300,000	Tuscaloosa County Industrial Development Authority 1.100%, 09/01/2020 (Putable on 05/03/2017) (a)	7,300,000
		45,188,708
Arizona—2.4%
14,100,000	Cochise County Pollution Control Corp. Revenue, Arizona Electric Power Cooperative, Inc. Project 1.100%, 09/01/2024 (Putable on 09/01/2017) (a)	14,099,436
10,000,000	Phoenix Industrial Development Authority, Solid Waste Revenue, Republic Services, Inc. Project 1.250%, 12/01/2035 (Putable on 05/01/2017) (a)	10,000,000
		24,099,436
Arkansas—2.6%
17,037,000	Arkansas Development Finance Authority, Health Care Revenue, Baptist Memorial Health Care Corp. 0.750%, 09/01/2044 (Putable on 05/04/2017) (a)	17,037,000
500,000	Baxter County, Regional Medical Center—Series A 5.000%, 09/01/2017	505,755
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Arkansas—(continued)
$8,500,000	City of Blytheville Revenue, Nucor Corp. Project 1.090%, 01/02/2033 (Putable on 05/03/2017) (a)	$8,500,000
		26,042,755
California—9.0%
22,250,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue, Republic Services, Inc. Project—Series A 1.250%, 08/01/2023 (Putable on 05/01/2017) (a)(b)	22,250,000
5,000,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project— Series A 1.050%, 11/01/2038 (Putable on 05/01/2017) (a)	5,000,000
3,500,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project— Series A 1.650%, 07/01/2031 (Putable on 05/01/2017) (a)	3,500,000
540,000	California Statewide Communities Development Authority Industrial Development Revenue-Spratling- Cranor Properties LLC—Series A (LOC: City National Bank) 1.900%, 06/01/2020 (Putable on 05/03/2017) (a)	540,000
6,050,000	California Statewide Communities Development Authority, Dignity Health Obligation Group— Series D (CS: Assured Guaranty Municipal) 1.200%, 07/01/2041 (Putable on 05/05/2017) (a)	6,050,000
9,650,000	California Statewide Communities Development Authority, Dignity Health Obligation Group—Series F (CS: Assured Guaranty Municipal) 1.250%, 07/01/2040 (Putable on 05/05/2017) (a)	9,650,000
14,650,000	Palomar Pomerado Health Care— Series A, ARN (CS: Assured Guaranty Municipal) 2.100%, 11/01/2036 (Putable on 05/02/2017) (a)	14,650,000
14,125,000	Palomar Pomerado Health Care— Series B, ARN (CS: Assured Guaranty Municipal) 2.050%, 11/01/2036 (Putable on 05/03/2017) (a)	14,125,000
13,375,000	Palomar Pomerado Health Care— Series C, ARN (CS: Assured Guaranty Municipal) 2.050%, 11/01/2036 (Putable on 05/04/2017) (a)	13,375,000
		89,140,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued

April 30, 2017 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Colorado—0.1%
$1,065,000	Colorado Housing & Finance Authority Economic Development, Pacific Instruments Project (LOC: Wells Fargo Bank N.A.) 1.100%, 08/01/2020 (Putable on 05/04/2017) (a)	$1,065,000
Connecticut—0.6%
5,600,000	State of Connecticut, General Obligation—Series B 4.000%, 05/15/2018	5,766,376
District of Columbia—0.8%
7,500,000	Washington Metropolitan Area Transit Authority—Series A 4.000%, 07/01/2017	7,537,125
Florida—4.7%
25,500,000	Florida Development Finance Corp., Healthcare Facilities Revenue, UF Health-Jacksonville Project— Series B 1.850%, 02/01/2029 (Putable on 05/04/2017) (a)	25,500,000
5,600,000	Liberty County, Industrial Development, Georgia Pacific Corp. Project 1.100%, 10/01/2028 (Putable on 05/04/2017) (a)	5,600,000
11,355,000	Miami-Dade County Expressway Authority Toll System Revenue—Series DCL-2012-005 (CS: AMBAC; LOC: Dexia Credit Local) 1.400%, (MUNIPSA*1 +50.000 bps) 05/20/2029 (Putable on 05/04/2017) (a)(b)	11,355,000
4,540,000	Orange Housing Finance Authority, Multifamily Housing—Series B (CS: Club at Eustis Partners) 1.150%, 01/15/2040 (Putable on 05/04/2017) (a)	4,540,000
		46,995,000
Georgia—4.1%
650,000	Bartow County Development Authority, Georgia Power Company Plant 2.375%, 09/01/2029 (Putable on 08/10/2017) (a)	652,360
7,250,000	Burke County Development Authority, Georgia Power Company Plant Vogtle Project 1.180%, 11/01/2052 (Putable on 05/01/2017) (a)	7,250,000
700,000	Douglas County Development Authority, Electrical Fiber Systems Project (LOC: Regions Bank) 1.350%, 12/01/2021 (Putable on 05/04/2017) (a)	700,000
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Georgia—(continued)
$20,000,000	Gainesville & Hall County Hospital Authority, Northeast Georgia Health System, Inc. Project— Series 2017 1.500%, 02/15/2047 (Putable on 05/04/2017) (a)	$20,000,000
12,000,000	Heard County Development Authority Pollutn Control Revenue, Various Wansley 1ST—RMKT (CS: Georgia Power Company) 1.150%, 09/01/2029 (Putable on 05/01/2017) (a)	12,000,000
		40,602,360
Illinois—6.0%
48,470,000	Chicago Board of Education—Series-DCL-2012-001 (LOC: Dexia Credit Local) 1.350%, 12/01/2034 (Putable on 05/04/2017) (a)(b)	48,470,000
130,000	Illinois Finance Authority Industrial Development Revenue, Church Road Partnership (LOC: JPMorgan Chase Bank) 1.110%, 10/01/2017 (Putable on 05/04/2017) (a)	130,000
5,000,000	Public Building Commission of Chicago Revenue, School Reform Board of Trustees of the Board of Education—Series B (CS: NATL-RE) 5.250%, 12/01/2017	5,100,700
4,400,000	Springfield Airport Authority, Allied-Signal, Inc. Project 1.420%, 09/01/2018 (Putable on 05/03/2017) (a)	4,400,000
65,000	Village of Hanover Park Industrial Development Revenue, Spectra-Tech, Inc. Project (LOC: BMO Harris Bank N.A.) 1.300%, 08/01/2017 (Putable on 05/04/2017) (a)	65,000
955,000	Will-Kankakee Regional Development, Triton Manufacturing Co., Inc. Project 1.200%, 08/01/2025 (Putable on 05/03/2017) (a)	955,000
		59,120,700
Indiana—2.9%
265,000	City of South Bend Economic Development Revenue, Dynamic R.E.H.C., Inc. Project (LOC: KeyBank N.A.) 1.070%, 09/01/2020 (Putable on 05/03/2017) (a)	265,000
6,696,000	Elkhart County Revenue (CS: Pedcor Ivnts-2000-xli LP) 1.050%, 01/01/2035 (Putable on 05/04/2017) (a)	6,696,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued

April 30, 2017 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Indiana—(continued)
$6,812,000	Hammond Local Public Improvement Bond Bank Revenue, Advance Program Notes—Series A 2.000%, 06/30/2017	$6,815,338
11,385,000	Indiana Finance Authority, Environmental Improvement Revenue, Mittal Steel U.S.A., Inc. Project (LOC: Banco Bilbao Vizcaya Argentaria) 1.070%, 08/01/2030 (Putable on 05/03/2017) (a)	11,385,000
3,850,000	Indiana Health Facility Financing Authority, Ascension Health—Series CR-A-1 5.000%, 10/01/2027 (Putable on 06/01/2017) (a)	3,862,474
		29,023,812
Iowa—1.4%
1,090,000	Iowa Finance Authority, Pella Regional Health Center Project 5.000%, 12/01/2017	1,093,063
1,250,000	Iowa Higher Education Loan Authority, Anticipation Notes, Private Education Working Capital 2.500%, 05/11/2017	1,250,362
12,000,000	State Finance Authority Midwestern Disaster Area Economic Development, CJ Bio America Inc. Project (LOC: Korea Development Bank) 1.070%, 04/01/2022 (Putable on 05/04/2017) (a)	12,000,000
		14,343,425
Kansas—0.2%
1,000,000	City of Dodge City Industrial Development Revenue, Farmland National Beef Packing Co., L.P. Project (LOC: Rabobank Int.) 1.100%, 03/01/2027 (Putable on 05/04/2017) (a)	1,000,000
1,000,000	City of Liberal KS Industrial Development Revenue, Farmland National Beef Packing Co., L.P. Project (LOC: Rabobank Int.) 1.150%, 02/01/2029 (Putable on 05/04/2017) (a)	1,000,000
		2,000,000
Kentucky—2.5%
20,000,000	Mercer County Pollution Control 0.980%, 05/08/2017	20,000,000
4,500,000	Pulaski County Solid Waste Disposal Revenue, National Rural Utilities-East Kentucky Power—Series B 1.100%, 08/15/2023 (Putable on 08/15/2017) (a)	4,499,820
		24,499,820
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Louisiana—2.4%
$12,550,000	East Baton Rouge Parish Industrial Development Board, Solid Waste Disposal, Georgia Pacific Corp. Project 1.100%, 06/01/2029 (Putable on 05/03/2017) (a)(b)	$12,550,000
430,000	Louisiana Public Facilities Authority, Equipment & Capital Facilities Pooled—Series B (LOC: Capital One Bank NA) 1.280%, 07/01/2033 (Putable on 05/04/2017) (a)	430,000
1,105,000	North Webster Parish Industrial Development Revenue, CSP Project (LOC: Regions Bank) 2.900%, 09/01/2021 (Putable on 05/04/2017) (a)	1,105,000
10,000,000	Plaquemines Port Harbor & Terminal District Revenue, International Marine Terminal Project—Series A (LOC: Wells Fargo Bank N.A.) 1.250%, 03/15/2025 (Putable on 03/15/2018) (a)	10,000,000
		24,085,000
Maryland—3.3%
330,000	Maryland Economic Development Corp., Games Lithographing Co. Facilities 1.400%, 05/01/2017 (Putable on 05/05/2017) (a)	330,000
6,810,000	Maryland Economic Development Corp., Linemark Printing Project 1.400%, 12/01/2033 (Putable on 05/05/2017) (a)	6,810,000
950,000	Maryland Economic Development Corp., Redrock LLC Facilities 1.400%, 11/01/2022 (Putable on 05/05/2017) (a)	950,000
22,550,000	Maryland Industrial Development Financing Authority, Various Refunding Occidental Petroleum Corp. 0.970%, 03/01/2030 (Putable on 05/03/2017) (a)	22,550,000
2,255,000	Washington County, Conservit, Inc. Facilities 1.400%, 02/01/2023 (Putable on 05/05/2017) (a)	2,255,000
		32,895,000
Mississippi—10.1%
9,400,000	Mississippi Business Finance Corp., Power Company Project (CS: Mississippi Power Company) 2.450%, 12/01/2027 (Putable on 05/01/2017) (a)	9,400,000
10,600,000	Mississippi Business Finance Corp., Power Company Project (CS: Mississippi Power Company) 2.500%, 07/01/2025 (Putable on 05/01/2017) (a)	10,600,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued

April 30, 2017 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Mississippi—(continued)
$13,520,000	Mississippi Business Finance Corp., Power Company Project 2.500%, 05/01/2028 (Putable on 05/01/2017) (a)	$13,520,000
63,000,000	Mississippi Business Finance Corp., PSL-North America LLC Project—Series A (LOC: ICICI Bank) 3.480%, 11/01/2032 (Putable on 05/04/2017) (a)	63,000,000
3,840,000	Mississippi Business Finance Corp., Tri-State Truck Center, Inc. Project (LOC: Regions Bank) 1.200%, 03/01/2033 (Putable on 05/04/2017) (a)	3,840,000
		100,360,000
Missouri—1.1%
11,200,000	City of St. Louis Airport 1.110%, 07/01/2022 (Putable on 05/04/2017) (a)(b)	11,200,000
New Jersey—7.8%
7,338,619	Borough of Keansburg, Bond Anticipation Notes, General Obligation 2.000%, 06/22/2017	7,345,884
13,295,000	Borough of Keansburg, Bond Anticipation Notes, General Obligation 2.000%, 08/02/2017	13,316,937
2,189,765	City of Linwood, Bond Anticipation Notes, General Obligation 2.000%, 07/27/2017	2,192,787
26,300,000	New Jersey Economic Development Authority, Port Newark Container Terminal LLC Project—Series B (LOC: Sovereign Bank N.A.) 1.050%, 07/01/2030 (Putable on 05/03/2017) (a)	26,300,000
5,000,000	New Jersey Transportation Trust Fund Authority, Transportation System—Series A 5.000%, 12/15/2017	5,120,100
6,341,400	Township of Irvington, General Obligation 3.000%, 06/16/2017	6,343,302
16,452,622	Township of Toms River, Bond Anticipation Notes, General Obligation 2.000%, 06/21/2017	16,474,340
		77,093,350
New York—12.0%
7,000,000	Alden Central School District, Bond Anticipation Notes, General Obligation (CS: State Aid Withholding) 2.000%, 06/21/2017	7,008,750
5,500,000	Binghamton City School District, Bond Anticipation Notes, General Obligation (CS: State Aid Withholding) 1.500%, 06/30/2017	5,501,760
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
New York—(continued)
$6,930,361	City of Glen Cove, Bond Anticipation Notes—Series B 2.000%, 09/13/2017	$6,939,717
4,325,000	City of New York 1.200%, 06/01/2036 (Putable on 05/03/2017) (a)	4,325,000
3,600,000	Dunkirk City School District, Bond Anticipation Notes, General Obligation (CS: State Aid Withholding) 2.000%, 07/26/2017	3,605,760
9,090,420	East Ramapo Central School District, BANS 2.500%, 04/27/2018	9,161,143
13,000,000	Fonda-Fultonville Central School District, Bond Anticipation Notes, General Obligation 2.000%, 08/04/2017	13,022,490
1,000,000	Forestville Central School District, Bond Anticipation Notes, General Obligation (CS: State Aid Withholding) 2.000%, 06/07/2017	1,000,660
2,925,500	Freeport Bond Anticipation Notes—Series A 2.000%, 05/03/2017	2,925,676
10,195,000	Herkimer Central School District, Bond Anticipation Notes 2.000%, 08/11/2017	10,210,496
5,110,000	Jamestown City School District, General Obligation (CS: State Aid Withholding) 2.000%, 06/22/2017	5,116,234
1,300,000	New York City Industrial Development Agency, Novelty Crystal Corp. Project. 1.350%, 12/01/2034 (Putable on 05/04/2017) (a)	1,300,000
12,750,000	New York Environmental Facilities Corp. Solid Waste Disposal Revenue, Waste Management, Inc. Project—Series 2012 1.200%, 05/01/2030 (Putable on 05/01/2017) (a)	12,750,000
4,715,000	Port Authority of New York & New Jersey—Series 188 5.000%, 05/01/2017	4,715,000
8,000,000	Rockland County, TANS 2.500%, 03/22/2018	8,073,760
4,000,000	Salmon River Central School District, Anticipation Notes, General Obligation (CS: State Aid Withholding) 2.000%, 06/16/2017	4,002,560
6,257,000	Town of Salina, Bond Anticipation Notes, General Obligation 2.000%, 06/16/2017	6,264,008
13,757,000	Utica School District, Bond Anticipation Notes, General Obligation (CS: State Aid Withholding) 2.000%, 07/21/2017	13,765,667
		119,688,681

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued

April 30, 2017 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
North Carolina—3.2%
$18,900,000	Hertford County Industrial Facilities & Pollution Control Financing Authority, Nucor Corp. Project—Series A 1.090%, 11/01/2033 (Putable on 05/03/2017) (a)	$18,900,000
13,100,000	Hertford County Industrial Facilities & Pollution Control Financing Authority, Nucor Corp. Project—Series B 1.090%, 11/01/2033 (Putable on 05/03/2017) (a)	13,100,000
		32,000,000
Ohio—1.4%
2,700,000	State of Ohio Revenue, Universal Forest Products (LOC: JPMorgan Chase Bank NA) 1.100%, 10/01/2020 (Putable on 05/04/2017) (a)	2,700,000
9,000,000	State of Ohio, University Hospital Health 1.120%, 01/15/2045 (Putable on 05/01/2017) (a)	9,000,000
2,000,000	Township of Fairfield, Bond Anticipation Notes 1.625%, 06/02/2017	2,000,560
		13,700,560
Oregon—1.4%
250,000	City of Forest Grove, Pacific University 3.000%, 05/01/2017	250,000
4,325,000	Gilliam County, Solid Waste Disposal Revenue, Waste Management, Inc. Project— Series A 1.200%, 08/01/2025 (Putable on 05/01/2017) (a)(b)	4,325,000
9,700,000	State of Oregon, Adjustable Refunding, Georgia-Pacific Corp. Project 1.100%, 12/01/2025 (Putable on 05/03/2017) (a)	9,700,000
		14,275,000
Pennsylvania—4.5%
4,000,000	Cumberland County, Municipal Authority, AICUP Financing Program, Messiah College 3.000%, 05/01/2044 (Putable on 05/01/2017) (a)	4,000,000
635,000	Franklin County Industrial Development Authority, Precast System LLC Project—Series A 1.400%, 11/01/2021 (Putable on 05/05/2017) (a)	635,000
240,000	Lancaster Industrial Development Authority, Henry Molded Products—Series C 1.400%, 02/01/2020 (Putable on 05/04/2017) (a)	240,000
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Pennsylvania—(continued)
$7,500,000	Pennsylvania Economic Development Financing Authority, Sold Waste Disposal Revenue, Republic Services, Inc. Project 1.350%, 06/01/2044 (Putable on 07/03/2017) (a)	$7,500,000
5,650,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue, Republic Services, Inc. Project— Series A 1.350%, 04/01/2019 (Putable on 07/03/2017) (a)	5,650,000
3,000,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc. 1.000%, 08/01/2045 (Putable on 05/01/2017)	3,000,000
6,270,000	Pennsylvania Higher Educational Facilities Authority, VAR-AICUP Financing Program 3.000%, 05/01/2033 (Putable on 05/01/2017) (a)	6,270,000
2,800,000	Pennsylvania Higher Educational Facilities Authority, Variable AICUP Financing Program— Series T2 1.000%, 05/01/2030 (Putable on 05/01/2017) (a)	2,800,000
14,000,000	Philadelphia Authority for Industrial Development, Thomas Jefferson University—Series 2017B 1.400%, 09/01/2050 (Putable on 05/04/2017) (a)	14,000,000
100,000	Scranton School District—Series A 3.000%, 06/01/2017	100,088
100,000	Scranton School District—Series B 3.000%, 06/01/2017	100,088
480,000	York County Industrial Development Authority, York Sheet Metal Project 1.420%, 08/01/2018 (Putable on 05/03/2017)	480,000
		44,775,176
Puerto Rico—0.9%
3,190,000	Commonwealth of Puerto Rico, Public Improvement Bonds (CS: Assured Guaranty Municipal) 5.500%, 07/01/2017	3,210,224
500,000	Commonwealth of Puerto Rico, Public Improvement Bonds— Series A (CS: Assured Guaranty Municipal) 5.000%, 07/01/2017	502,770
670,000	Commonwealth of Puerto Rico, Public Improvement Bonds— Series A (CS: NATL-RE) 5.500%, 07/01/2017	673,966

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued

April 30, 2017 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Puerto Rico—(continued)
$1,580,000	Puerto Rico Electric Power Authority—Series LL (CS: NATL-RE) 5.500%, 07/01/2017	$1,589,354
250,000	Puerto Rico Electric Power Authority—Series SS (CS: NATL-RE) 5.000%, 07/01/2017	250,770
1,465,000	Puerto Rico Highways & Transportation Authority— Series AA (CS: NATL-RE) 5.500%, 07/01/2017	1,473,673
1,100,000	Puerto Rico Highways & Transportation Authority— Series E (CS: Assured Guaranty Municipal) 5.500%, 07/01/2017	1,106,974
		8,807,731
Tennessee—1.2%
9,000,000	Lewisburg Industrial Development Board Solid Waste Disposal Revenue, Waste Management, Inc. of Tennessee Project 1.200%, 07/02/2035 (Putable on 05/01/2017) (a)	9,000,000
2,820,000	Sevier County Public Building Authority, Local Government Public Improvement (CS: AMBAC, LOC: KBC Bank NV) 3.000%, 06/01/2026 (Putable on 05/04/2017) (a)	2,820,000
430,000	Tennessee State School Bond Authority, Refunding higher Educational Facilities—Series C 5.000%, 05/01/2017	430,000
		12,250,000
Texas—5.6%
2,635,000	City of Wichita Falls TX Water & Sewer System 2.000%, 08/01/2017	2,641,140
4,680,000	Dallas Independent School District, Multi-Modal School Building— Series B-2 4.000%, 02/15/2036 (Putable on 02/15/2018) (a)	4,785,487
2,500,000	Mission Economic Development Corp. Solid Waste Disposal Revenue, Republic Services, Inc. Project 1.000%, 01/01/2026	2,500,000
180,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series B 3.000%, 07/01/2017	180,339
170,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series B 3.000%, 07/01/2018	171,567
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Texas—(continued)
$130,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series C 3.000%, 07/01/2017	$130,023
125,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series C 3.000%, 07/01/2018	124,729
1,400,000	Port of Corpus Christi Authority of Nueces County, Flint Hills Resources LP, Project 1.100%, 01/01/2032 (Putable on 05/03/2017) (a)	1,400,000
18,950,000	Port of Corpus Christi Authority of Nueces County, Solid Waste Disposal, Flint Hills Resources LP, West Plant Project 1.100%, 01/01/2030 (Putable on 05/03/2017) (a)	18,950,000
22,500,000	Port of Corpus Christi Authority of Nueces County, Solid Waste Disposal, Flint Hills Resources LP, West Plant Project—Series A 1.080%, 07/01/2029 (Putable on 05/03/2017) (a)(b)	22,500,000
2,600,000	Texas Public Finance Authority, Texas Southern University 2.000%, 05/01/2017	2,600,000
		55,983,285
Vermont—0.4%
4,145,000	Vermont Housing Finance Agency—Series A (LOC: DEXIA Credit Local) 1.000%, 05/01/2037 (Putable on 05/03/2017) (a)	4,145,000
Virginia—1.4%
13,350,000	Campbell County Industrial Development Authority, Solid Waste Disposal Facility Revenue, Georgia Pacific Corp. Project 1.100%, 12/01/2019 (Putable on 05/03/2017) (a)(b)	13,350,000
1,000,000	Gloucester County Industrial Development Authority Solid Waste Disposal, Waste Management, Inc. 1.600%, 09/01/2038 (Putable on 05/01/2017) (a)	1,000,000
		14,350,000
West Virginia—3.2%
8,000,000	Fayette County Commission Solid Waste Disposal Facility, Georgia Pacific Corp. 1.100%, 05/01/2018 (Putable on 05/03/2017) (a)(b)	8,000,000
24,000,000	West Virginia Economic Development Authority, Appalachian Power Co.—Series A 1.150%, 02/01/2036 (Putable on 05/04/2017) (a)	24,000,000
		32,000,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued

April 30, 2017 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Wisconsin—0.6%
$2,390,000	Marshfield Housing Authority, Wildwood Regency Housing LLC Project. 1.050%, 09/01/2033 (Putable on 05/04/2017) (a)	$2,390,000
475,000	Milwaukee Redevelopment Authority, Kubin Nicholson Corp. Project—Series A (LOC: BMO Harris Bank N.A.) 1.300%, 08/01/2020 (Putable on 05/04/2017) (a)	475,000
2,490,000	Village of Menomonee Falls Industrial Development Revenue, AJ Die-Namics Project (LOC: BMO Harris Bank N.A.) 1.300%, 11/01/2036 (Putable on 05/04/2017) (a)	2,490,000
250,000	Wisconsin State Health & Educational Facilities, Community Care, Inc. (LOC: Bank Of Montreal) 1.300%, 09/01/2032 (Putable on 05/04/2017) (a)	250,000
		5,605,000
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Wyoming—0.3%
$2,855,000	Gillette Environmental Improvement Revenue, Black Hills Power and Light Co.—Series A 1.070%, 06/01/2024 (Putable on 05/03/2017) (a)	$2,855,000
	Total Municipal Bonds (Cost $1,021,572,155)	1,021,493,300

Shares
Money Market Funds—0.0% (c)
17,204	BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares, 0.71%	17,204
	Total Money Market Funds (Cost $17,207)	17,204
Total Investments (Cost $1,021,589,362) (d)—102.7%		1,021,510,504
Liabilities in Excess of Other Assets—(2.7)%		(27,173,488)
TOTAL NET ASSETS 100.0%		$994,337,016

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security-The rate reported is the rate in effect as of April 30, 2017.

(b)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 15.5% of the Fund’s net assets.

(c)	Amount is less than 0.05%.

(d)	See Note 8 for the cost of investments for federal tax purposes.

AMBAC—American Municipal Bond Assurance Corp.

ARN—Auction Rate Note

CS—Credit Support

CSP—Continental Structural Plastics

LIQ FAC—Liquidity Facility

LOC—Line of Credit

MUNIPSA—SIFMA Municipal Swap Index Yield Analysis

NA—North America

NATL-RE—Reinsurance provided by National Public Finance Guarantee Corp.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

SPA—Standby Purchase Agreement

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments
April 30, 2017 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—99.3%
Alabama—3.4%
$750,000	Alabama Industrial Development Solid Waste Disposal Revenue (CS: OfficeMax, Inc.) 6.450%, 12/01/2023	$750,915
500,000	Alabama Special Care Facilities Financing Authority- Birmingham Revenue, Methodist Homes for the Aging—Series 2015-1 5.250%, 06/01/2025	536,340
50,000	City of Jemison AL Water & Sewer—Series A 3.000%, 03/01/2018	50,055
50,000	City of Jemison AL Water & Sewer—Series A 3.000%, 03/01/2019	49,876
50,000	City of Jemison AL Water & Sewer—Series A 3.000%, 03/01/2020	49,664
50,000	City of Jemison AL Water & Sewer—Series A 3.000%, 03/01/2021	49,410
290,000	City of Jemison AL Water & Sewer—Series A 3.500%, 03/01/2026	278,249
850,000	Health Care Authority for Baptist Health Revenue—Series D 5.000%, 11/15/2021	852,575
160,000	Jefferson County, Capital Improvement Warrants—Series A (CS: NATL-RE) 5.000%, 04/01/2023	160,242
2,855,000	Jefferson County, Ltd. Obligation School Warrants—Series A 4.750%, 01/01/2025	2,858,797
65,000	Jemison Public Building Authority, Municipal Projects—Series B 3.000%, 03/01/2018	65,348
70,000	Jemison Public Building Authority, Municipal Projects—Series B 3.000%, 03/01/2019	70,495
70,000	Jemison Public Building Authority, Municipal Projects—Series B 3.000%, 03/01/2020	70,377
70,000	Jemison Public Building Authority, Municipal Projects—Series B 3.000%, 03/01/2021	70,149
425,000	Selma Industrial Development Board Revenue, Zilkha Biomass Selma LLC Project 7.500%, 05/01/2025 (a)	301,274
		6,213,766
Arizona—2.9%
385,000	Arizona Industrial Development Authority, Kaizen Education Foundation Project 5.000%, 07/01/2022 (a)	398,687
405,000	Arizona Industrial Development Authority, Kaizen Education Foundation Project 5.000%, 07/01/2023 (a)	418,851
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Arizona—(continued)
$625,000	Glendale Industrial Development Authority; Glencroft Retirement Obligation 4.250%, 11/15/2026	$599,862
225,000	Industrial Development Authority of the City of Phoenix Revenue, Freedom Academy, Inc. (CS: Freedom Academy, Inc.) 3.875%, 07/01/2021 (a)	224,692
725,000	La Paz County Industrial Development Authority Revenue, Charter School Solutions-Harmony Public School Project—Series A 5.000%, 02/15/2021 (a)	780,767
500,000	La Paz County Industrial Development Authority Revenue, Charter School Solutions-Harmony Public School Project—Series A 5.000%, 02/15/2026 (a)	547,945
500,000	Maricopa County Industrial Development, Paradise Schools Project 2.875%, 07/01/2021 (a)	497,365
1,250,000	Maricopa County Industrial Development, Paradise Schools Project 4.000%, 07/01/2026 (a)	1,259,500
200,000	Phoenix Industrial Development Authority, AZ GFF Tiyan LLC (Guam annual appropriation) 5.000%, 02/01/2018	202,484
175,000	Phoenix Industrial Development Authority, Basis School, Inc. 3.000%, 07/01/2020 (a)	173,588
145,000	Phoenix Industrial Development Authority, Legacy Traditional Schools Project—Series A 4.750%, 07/01/2019 (a)	149,369
		5,253,110
Arkansas—0.2%
200,000	County of Boone, Arkansas Hospital, North Arkansas Regional Medical Center Project 2.950%, 05/01/2019	200,172
200,000	County of Boone, Arkansas Hospital, North Arkansas Regional Medical Center Project—Series 2011 2.625%, 05/01/2018	200,156
		400,328
California—3.0%
250,000	California Municipal Finance Authority, Julian Charter School Project—Series A 5.000%, 03/01/2025 (a)	255,998
2,500,000	California School Finance Authority, Ocean Charter School 6.000%, 01/01/2019 (a)	2,483,050

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
April 30, 2017 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
California—(continued)
$305,000	California Statewide Communities Development Authority, Lancer Educational Hsg 4.000%, 06/01/2017 (a)	$305,387
180,000	Inland Empire Tobacco Securitization Authority, Tobacco Settlement—Series A 4.625%, 06/01/2021	180,124
140,000	Inland Empire Tobacco Securitization Authority, Tobacco Settlement—Series A 5.000%, 06/01/2021	140,101
1,000,000	Palomar Pomerado Health Care (CS: Palomar Health) 5.500%, 11/01/2019	1,057,950
985,000	Tobacco Securitization Authority of Northern California Revenue—Series A-2 5.400%, 06/01/2027	986,556
		5,409,166
Colorado—0.3%
110,000	Colorado Health Facilities Authority, Covenant Retirement Communities, Inc.—Series B 3.150%, 12/01/2018	110,084
500,000	Lambertson Farms Metropolitan District No. 1, General Obligation 5.000%, 12/15/2025	497,555
		607,639
Connecticut—2.4%
1,000,000	Connecticut State Health & Educational Facility Authority— Series F (CS: Masonicare Corp Oblig Grp) 5.000%, 07/01/2024	1,097,560
1,000,000	Connecticut State Health & Educational Facility, Church Home Of Hartford, Inc. Project 2.875%, 09/01/2020 (a)	1,000,100
1,900,000	Connecticut State Health & Educational Facility, Church Home Of Hartford, Inc. Project—Series B-1 3.250%, 09/01/2021 (a)	1,903,648
395,000	Mohegan Tribe of Indians of Connecticut Revenue—Series C 4.750%, 02/01/2020 (a)	397,820
		4,399,128
District of Columbia—0.5%
475,000	District of Columbia, Howard University—Series A 5.250%, 10/01/2022	484,609
220,000	District of Columbia, Methodist Home 4.500%, 01/01/2025	216,907
250,000	District of Columbia, National Law Enforcement Officers Memorial Fund, Inc.—Series B 5.750%, 07/01/2025	250,448
		951,964
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Florida—1.1%
$250,000	Capital Trust Agency, Inc. Revenue, First Mortgage Revenue-Silver Creek St. Augustine Project—Series A 6.500%, 01/01/2024	$212,685
170,000	Capital Trust Agency, Inc. Revenue, River City Education Services, Inc. Project—Series A 4.625%, 02/01/2025	170,264
100,000	Celebration Pointe Community Development District No.1, Special Assessment Revenue 4.750%, 05/01/2024	100,000
200,000	City of Atlantic Beach, Health Care Facilities Revenue Naval CCRC—Series A 5.000%, 11/15/2021	219,502
200,000	City of Tampa, Solid Waste System Revenue 5.000%, 10/01/2020	220,312
100,000	Florida Development Finance Corp., Educational Facilities Revenue Bonds, Miami Arts Charter School Project—Series A 5.000%, 06/15/2024 (a)	96,948
100,000	Liberty County, Industrial Development, Georgia Pacific Corp. Project 1.100%, 10/01/2028 (Putable on 05/04/2017) (b)	100,000
290,000	State Development Finance Corp. Revenue, Tuscan Isle Obligated Group—Series A 6.500%, 06/01/2025 (a)	234,375
75,000	Village Community Development District #11, Special Assessment Revenue 3.250%, 05/01/2019	76,641
500,000	Village Community Development District #12, Special Assessment Revenue 2.875%, 05/01/2021	499,905
		1,930,632
Georgia—2.1%
1,300,000	Burke County Development Authority, Pollution Control (CS: Georgia Power Company Plant Vogtlr Project) 1.170%, 05/01/2022 (Putable on 05/01/2017) (b)	1,300,000
800,000	Heard County Development Authority Pollutn Control Revenue, Various Wansley 1ST—RMKT (CS: Georgia Power Company) 1.150%, 09/01/2029 (Putable on 05/01/2017) (b)	800,000
1,000,000	Puttable Floating Option Tax-Exempt Receipts, 1.220%, 10/01/2024 (Putable on 05/04/2017) (a)(b)	1,000,000

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
April 30, 2017 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Georgia—(continued)
$705,000	Turner County School District, Guaranteed Energy Saving Project 4.500%, 12/01/2019	$705,042
		3,805,042
Guam—0.3%
250,000	Guam International Airport Authority—Series C 5.000%, 10/01/2021	269,995
200,000	Territory of Guam—Series A 5.000%, 12/01/2017	203,962
		473,957
Idaho—0.6%
900,000	Idaho Housing & Finance Association; Idaho Arts Charter School—Series A 4.000%, 12/01/2026	927,081
200,000	Idaho Housing & Finance Association; Victory Charter School—Series A 4.000%, 07/01/2026	206,188
		1,133,269
Illinois—7.9%
160,000	Chicago Board of Education—Series A 5.000%, 12/01/2017	161,981
155,000	Chicago Board of Education, Dedicated Revenues (CS: Assured Guaranty Municipal) 5.000%, 12/01/2022	156,724
225,000	Chicago Board of Education, General Obligation—Series A (CS: NATL-RE) 5.000%, 12/01/2020	226,258
100,000	Chicago Board of Education, General Obligation—Series A (CS: NATL-RE) 5.000%, 12/01/2021	100,288
75,000	Chicago Board of Education, General Obligation—Series A (CS: NATL-RE) 5.250%, 12/01/2018	77,992
725,000	Chicago Board of Education, General Obligation—Series A (CS: NATL-RE) 5.250%, 12/01/2019	730,430
3,855,000	Chicago Board of Education, General Obligation—Series A 6.000%, 01/01/2020	4,088,651
200,000	Chicago Board of Education, Refunding—Series G 9.000%, 03/01/2032 (Putable on 05/04/2017) (b)	198,598
150,000	City of Chicago—Series A 4.000%, 01/01/2019	149,922
210,000	City of Chicago—Series A 4.000%, 01/01/2020	209,467
100,000	City of Chicago, General Obligation (CS: AMBAC) 5.000%, 12/01/2024	100,042
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Illinois—(continued)
$135,000	City of Chicago, General Obligation—Series A 5.000%, 01/01/2018	$135,944
10,000	City of Chicago, General Obligation—Series A (CS: Assured Guaranty Municipal) 5.000%, 01/01/2023	10,028
40,000	City of Chicago, General Obligation—Series B (CS: Assured Guaranty Municipal) 5.000%, 01/01/2026	40,112
1,000,000	City of Chicago, General Obligation—Series B (CS: Assured Guaranty Municipal) 5.000%, 01/01/2027	1,011,680
965,000	City of Chicago, General Obligation—Series C (CS: NATL—RE) 5.000%, 01/01/2019	985,825
1,000,000	Cook County Community College District No. 524. Moraine Valley—Series B 5.000%, 12/01/2021	1,021,750
600,000	Cook County School District No. 144, Prairie Hills—Series A 4.000%, 12/01/2033	597,822
300,000	Illinois Finance Authority Educational Facility Revenue, Senior Rogers Park Montessori School Project 5.000%, 02/01/2024	303,732
420,000	Illinois Finance Authority, Belmont School Project 4.500%, 12/01/2020 (a)	423,855
450,000	Illinois Finance Authority, Roosevelt University Project 5.000%, 04/01/2018	450,846
635,000	Macon & De Witt Counties Community Unit School District No. 2 Maroa-Forsyth, General Obligation 4.500%, 10/01/2018	638,169
150,000	Southwestern Development Authority, Memorial Group, Inc. 5.750%, 11/01/2019	162,894
745,000	State of Illinois, General Obligation (INS. Assured Guaranty) 4.000%, 02/01/2030	753,366
740,000	State of Illinois, General Obligation 5.000%, 02/01/2020	775,890
50,000	State of Illinois, General Obligation Refunding Bond 5.000%, 08/01/2021	52,851
180,000	Stephenson County Revenue (CS: AMBAC) 4.500%, 12/01/2020	182,842
245,000	Village of Willow Springs—Series A 4.500%, 12/15/2022	239,286
285,000	Village of Willow Springs—Series C 4.450%, 12/15/2021	281,016
		14,268,261

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
April 30, 2017 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Indiana—0.4%
$100,000	City of Anderson, Economic Development Revenue, Anderson University Project 5.000%, 10/01/2024	$100,019
220,000	City of Valparaiso Exempt Facilities Revenue, Pratt Paper LLC Project 5.875%, 01/01/2024	247,153
225,000	Indiana Finance Authority, King’s Daughters Hospital & Health Services 5.000%, 08/15/2020	242,930
50,000	Indiana Finance Authority, United States Steel Corp. 6.000%, 12/01/2019	52,460
		642,562
Iowa—0.2%
430,000	Iowa Higher Education Loan Authority, Wartburg College Project 2.500%, 10/01/2020	419,934
Kansas—3.6%
2,000,000	City of Derby Revenue, Kansas Sales Tax Special Obligation 4.000%, 03/01/2025	1,991,940
1,040,000	Kansas Independent College Finance Authority, Anticipation Notes, Bethany College—Series A 6.950%, 05/01/2017 (a)	1,040,000
200,000	Kansas Independent College Finance Authority, Anticipation Notes, Bethel College—Series D 4.050%, 05/01/2017	200,000
3,100,000	Kansas Independent College Finance Authority, Anticipation Notes, Ottawa University—Series C 4.900%, 05/01/2017	3,100,000
210,000	Overland Park Development Corp. Revenue, Second Tier Convention Center Hotel—Series B (CS: AMBAC) 5.125%, 01/01/2022	210,292
		6,542,232
Kentucky—1.1%
500,000	Kentucky Economic Development Finance Authority, Temps-85, Masonic Home Independent 3.250%, 05/15/2022	491,780
1,500,000	Ohio County Revenue, Big Rivers Electric Project—Series A (CS: Big Rivers Electric Corp.) 6.000%, 07/15/2031	1,495,590
		1,987,370
Louisiana—0.3%
250,000	Louisiana Local Government Environmental Facilities & Community Development Authority, St. James Place of Baton Rouge—Series A 5.500%, 11/15/2025	257,375
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Louisiana—(continued)
$250,000	Parish of St. Charles, Gulf Opportunity Zone Revenue, Valero Energy Corp. 4.000%, 12/01/2040 (Putable on 06/01/2022) (b)	$265,442
		522,817
Maryland—1.3%
110,000	Anne Arundel County, Consolidated Special Taxing District Bonds, Villages at Two Rivers Project 4.200%, 07/01/2024	108,922
1,445,000	Maryland Economic Development Corp., CNX Marine Terminal, Inc. 5.750%, 09/01/2025	1,441,734
450,000	Maryland Health & Higher Educational Facilities Authority, Adventist Healthcare Issue 5.000%, 01/01/2021	489,933
355,000	Maryland Health & Higher Educational Facilities Authority, Adventist Healthcare Issue—Series A 5.000%, 01/01/2020	379,311
		2,419,900
Massachusetts—1.2%
1,500,000	Massachusetts Development Finance Agency, UMass Boston Student Housing Project; Provident Commonwealth Education Resource 5.000%, 10/01/2024	1,686,285
450,000	Massachusetts Port Authority Facilities Revenue, Delta Air Lines, Inc. Project—Series A (CS: AMBAC) 5.000%, 01/01/2021	457,627
50,000	Massachusetts Port Authority Facilities Revenue, Delta Air Lines, Inc. Project—Series A (CS: AMBAC) 5.500%, 01/01/2022	50,823
		2,194,735
Michigan—1.9%
500,000	Calhoun County Hospital Finance Authority Refunding Bonds, Oaklawn Hospital 5.000%, 02/15/2024	552,540
115,000	Charyl Stockwell Academy Revenue 4.875%, 10/01/2023	114,839
385,000	Jackson College Dormitories, College Housing Revenue 5.000%, 05/01/2021	393,335
1,000,000	Michigan Municipal Bond Authority, Local Government Public Improvement—Series A (CS: AMBAC) 5.000%, 12/01/2018	1,001,570

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
April 30, 2017 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Michigan—(continued)
$665,000	Michigan Strategic Fund Revenue, Genesee Power Station Project 7.500%, 01/01/2021	$647,777
200,000	Michigan Strategic Fund Revenue, United Methodist Retirement Communities, Inc. Project 5.125%, 11/15/2025	204,748
615,000	Michigan Tobacco Settlement Finance Authority—Series A 5.125%, 06/01/2022	610,504
		3,525,313
Minnesota—1.0%
540,000	City of Blaine Revenue, Crest View Senior Community Project—Series A 5.125%, 07/01/2025	560,190
145,000	City of Hugo, Charter School Lease Revenue, Noble Academy Project—Series A 4.000%, 07/01/2020	150,448
200,000	City of International Falls Revenue, Boise Cascade Corp. Project (CS: Officemax, Inc.) 5.650%, 12/01/2022	200,244
300,000	City of Oak Park Heights, Nursing Home Revenue, Boutwells Landing Care Center Project 4.000%, 02/01/2020	308,316
495,000	Rice County Revenue, St. Mary’s School—Series A 5.000%, 08/01/2022 (a)	512,513
		1,731,711
Mississippi—3.3%
980,000	Mississippi Business Finance Corp., Northrop Grumman Ship System 4.550%, 12/01/2028	980,118
5,000,000	Mississippi Business Finance Corp., PSL-North America LLC Project—Series A (LOC: ICICI Bank) 3.480%, 11/01/2032 (Putable on 05/04/2017) (b)	5,000,000
		5,980,118
Missouri—1.4%
250,000	Saint Louis County Industrial Development Authority, Nazareth Living Center—Series B 3.850%, 08/15/2020	249,993
650,000	Saint Louis County Industrial Development Authority, St. Andrews Resources for Seniors Obligated Group—Series B 3.125%, 12/01/2019	650,000
555,000	Saint Louis County Missouri Industrial Development Authority Refunding And Improvement; Ranken-Jordan Pediatric Sp 4.000%, 11/15/2021	570,995
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Missouri—(continued)
$625,000	Saint Louis County Missouri Industrial Development Authority Refunding And Improvement; Ranken-Jordan Pediatric Sp 5.000%, 11/15/2022	$665,956
350,000	Saint Louis County Missouri Industrial Development Authority Refunding And Improvement; Ranken-Jordan Pediatric Sp 5.000%, 11/15/2023	374,300
		2,511,244
Montana—0.3%
500,000	City of Kalispell, Montana, Housing and Healthcare Facilities (CS: Immanuel Lutheran Corp. Project) 3.400%, 11/15/2022	500,070
Nebraska—0.4%
615,000	Scotts Bluff County Hospital Authority—Series A (CS: Regional West Medical Center) 5.000%, 02/01/2022	670,977
Nevada—0.1%
250,000	City of North Las Vegas, Refunding Bonds, Water and Sewer System—Series B (CS: AMBAC) 4.000%, 08/01/2017	250,085
New Hampshire—0.1%
250,000	New Hampshire Business Finance Authority, Casella Waste Systems, Inc. Project 4.000%, 04/01/2029 (Putable on 10/01/2019) (a)(b)	247,785
New Jersey—2.2%
415,000	Atlantic City Municipal Utilities Authority, Refunding Water System—Series 2007 (CS: AMBAC) 4.000%, 06/01/2018	413,087
100,000	New Jersey Economic Development Authority, Charter School Revenue, Greater Brunswick Charter School Project—Series A 4.750%, 08/01/2024 (a)	102,394
540,000	New Jersey Economic Development Authority, Continental Airlines, Inc. Project (CS: United Airlines, Inc.) 4.875%, 09/15/2019	558,101
500,000	New Jersey Economic Development Authority, Lions Gate Project—Series 2014 4.375%, 01/01/2024	519,705
125,000	New Jersey Economic Development Authority, Private Activity-The Goethals Bridge Replacement Project 5.250%, 01/01/2025	142,347

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
April 30, 2017 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
New Jersey—(continued)
$700,000	New Jersey Economic Development Authority, School Facilities Construction—Series E 5.000%, 09/01/2023	$732,928
55,000	New Jersey Economic Development Authority, United Airlines, Inc. Project 5.500%, 04/01/2028	55,170
415,000	New Jersey Tobacco Settlement Financing Corp. Revenue—Series A 4.500%, 06/01/2023	417,523
1,000,000	New Jersey Transportation Trust Fund Authority, FED Highway Reimbursement Notes 5.000%, 06/15/2024	1,033,390
5,000	Tobacco Settlement Financing Corp. Revenue—Series 1-A 4.625%, 06/01/2026	5,011
		3,979,656
New Mexico—0.0% (c)
40,000	City of Albuquerque, Karsten Co.—Series A (LOC: U.S. Bank N.A.) 3.000%, 12/01/2017 (Putable on 05/04/2017) (b)	40,000
15,000	City of Albuquerque, Karsten Co.—Series B 3.000%, 12/01/2017 (Putable on 05/04/2017) (b)	15,000
		55,000
New York—7.6%
300,000	Brookhaven Local Development Corp. 5.000%, 11/01/2021	330,354
250,000	Brookhaven Local Development Corp. 5.000%, 11/01/2022	277,425
460,000	City of New York 1.080%, 03/01/2034 (Putable on 05/01/2017) (b)	460,000
200,000	City of New York—Series A (CS: Assured Guaranty Municipal; SPA: Dexia Credit Local) 1.080%, 11/01/2026 (Putable on 05/01/2017) (b)	200,000
3,360,000	City of Poughkeepsie, Bond Anticipation Notes, General Obligation—Series A 3.750%, 05/07/2017	3,360,168
1,150,000	Nassau County Tobacco Settlement Corp. Revenue, Asset Brookfield—Series A-2 5.250%, 06/01/2026	1,150,081
1,000,000	Nassau Health Care Corp., Revenue Anticipation Notes 2.750%, 01/16/2018	1,004,780
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
New York—(continued)
$350,000	New York City Municipal Water Finance Authority, Water and Sewer System—Series AA-2 (SPA: Dexia Credit Local) 1.080%, 06/15/2032 (Putable on 05/01/2017) (b)	$350,000
100,000	New York City Transitional Finance Authority, Future Tax Secured— Second—SubSeries A-3 (SPA: Dexia Credit Local) 1.080%, 08/01/2023 (Putable on 05/01/2017) (b)	100,000
445,000	New York State Dormitory Authority, Touro College And University—Series A 4.000%, 01/01/2023	462,346
15,000	New York State Dormitory Authority, Yeshiva University (CS: Yeshiva University) 5.000%, 09/01/2017	15,162
440,000	New York State Dormitory Authority, Yeshiva University— Series A 5.000%, 11/01/2018	456,520
95,000	New York State Dormitory Authority, Yeshiva University— Series A (CS: Yeshiva University) 5.000%, 11/01/2019	97,985
500,000	New York Transportation Development Corp., American Airlines, Inc. 5.000%, 08/01/2018	517,955
100,000	Onondaga Civic Development Corp., St Joseph’s Hospital Health Center Project—Series A 4.625%, 07/01/2022	107,529
100,000	Onondaga Civic Development Corp., St Joseph’s Hospital Health Center Project—Series A 5.000%, 07/01/2019	105,726
115,000	Suffolk Tobacco Asset Securitization Corp., General Obligation—Series A 5.000%, 06/01/2018	118,796
2,000,000	Town of Oyster Bay, Bond Anticipation Notes General Obligation—Series C 4.000%, 06/01/2018	2,024,360
675,000	Town of Oyster Bay, General Obligation Public Improvement 3.000%, 08/15/2017	674,069
2,000,000	Village of Johnson City, Bond Anticipation Notes 3.750%, 10/05/2017	2,004,060
		13,817,316

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
April 30, 2017 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Ohio—2.5%
$910,000	Buckeye Tobacco Settlement Financing Authority—Series A 5.125%, 06/01/2024	$867,603
2,150,000	Buckeye Tobacco Settlement Financing Authority—Series A-2 5.375%, 06/01/2024	2,074,513
400,000	City of Cleveland, Airport Special Revenue, United Airlines, Inc. 5.375%, 09/15/2027	401,132
255,000	Licking County Revenue, Kendal Granville Obligation Group— Series B 3.750%, 07/01/2020	255,171
200,000	Ohio Air Quality Development Authority, AK Steel Corp. Project 6.750%, 06/01/2024	203,772
750,000	Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project—Series E 5.625%, 10/01/2019	778,245
		4,580,436
Oklahoma—1.6%
1,510,000	Payne County Economic Development Authority, Epworth Living At The Ranch—SE (CS: White Woods Retirement) 4.750%, 11/01/2023	1,510,060
1,500,000	Payne County Economic Development Authority, Epworth Living At The Ranch—SE (CS: White Woods Retirement) 5.250%, 11/01/2024	1,488,090
		2,998,150
Oregon—1.4%
60,000	Hospital Facilities Authority of Multnomah County Oregon, Mirabella At South Waterfront Project—Series A 5.000%, 10/01/2019	62,270
100,000	Hospital Facilities Authority of Multnomah County Oregon, Mirabella At South Waterfront Project—Series A 5.000%, 10/01/2024	110,470
2,350,000	State of Oregon, Adjustable Refunding, Georgia—Pacific Corp. Project 1.100%, 12/01/2025 (Putable on 05/03/2017) (b)	2,350,000
		2,522,740
Pennsylvania—9.3%
1,750,000	Allegheny County Industrial Development Authority, Environmental Improvement Revenue, United States Steel Corp. 6.500%, 05/01/2017	1,750,000
325,000	Chester County Health & Education Facilities Authority, Simpson Senior Services Project 5.000%, 12/01/2025	339,979
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Pennsylvania—(continued)
$1,500,000	City of Scranton, TRANS 2.500%, 12/15/2017	$1,500,225
175,000	Delaware County Authority Revenue, Eastern University (CS: Eastern University) 3.125%, 10/01/2018	174,482
505,000	Delaware County Authority Revenue, Eastern University (CS: Eastern University) 4.000%, 10/01/2019	506,020
1,500,000	Delaware County Industrial Development Authority, Chester Charter School Arts Project—Series A 5.000%, 06/01/2031 (a)	1,447,035
1,000,000	Hospitals & Higher Education Facilities of Philadelphia— Series B (CS: Temple University Health System Obligated Group) 6.250%, 07/01/2023	1,008,810
100,000	Indiana County Hospital Authority, Regional Medical Center—Series A 5.000%, 06/01/2023	109,752
1,665,000	Moon Industrial Development Authority, Baptist Homes Society Obligation 5.000%, 07/01/2020	1,716,382
3,100,000	Pennsylvania Economic Development Financing Authority, Colver Project 5.000%, 12/01/2037 (Putable on 09/01/2020) (b)	3,111,098
695,000	Philadelphia Authority for Industrial Development Revenue, Discovery Charter School Project 5.000%, 04/01/2022	716,615
800,000	Philadelphia Authority for Industrial Development Revenue, Kipp Philadelphia Charter School Project—Series A 4.000%, 04/01/2026	797,008
380,000	Philadelphia Hospitals & Higher Education Facilities Authority, Refunding-Temple University Health System—Series B 5.500%, 07/01/2026	381,235
2,000,000	Philadelphia School District— Series F 5.000%, 09/01/2024	2,237,560
135,000	Pottsville Hospital Authority, Schuylkill Health System Project 5.250%, 07/01/2033 (a)	145,526
200,000	Pottsville Hospital Facilities Authority, Schuylkill Health System Project 5.750%, 07/01/2022	225,676
100,000	Scranton School District—Series B 5.000%, 06/01/2023	112,334

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
April 30, 2017 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Pennsylvania—(continued)
$100,000	Scranton School District—Series B 5.000%, 06/01/2024	$113,143
100,000	Scranton School District—Series B 5.000%, 06/01/2025	113,254
345,000	Scranton School District—Series D 5.000%, 06/01/2027	385,503
		16,891,637
Puerto Rico—6.7%
210,000	Commonwealth of Puerto Rico (CS: Assured Guaranty Municipal) 5.500%, 07/01/2018	218,289
3,290,000	Commonwealth of Puerto Rico— Series A (CS: NATL-RE) 5.500%, 07/01/2020	3,522,800
1,030,000	Commonwealth of Puerto Rico, General Obligation Bonds— Series A (CS: NATL-RE) 5.500%, 07/01/2020	1,102,883
115,000	Commonwealth of Puerto Rico, Public Improvement Bonds (CS: Assured Guaranty Municipal) 5.500%, 07/01/2019	122,285
760,000	Commonwealth of Puerto Rico, Public Improvement Bonds— Series A (CS: Assured Guaranty Municipal) 5.000%, 07/01/2017	764,210
265,000	Commonwealth of Puerto Rico, Public Improvement Bonds— Series A (CS: NATL-RE) 5.500%, 07/01/2018	274,405
885,000	Commonwealth of Puerto Rico, Public Improvement Bonds— Series A 5.500%, 07/01/2019	932,259
220,000	Commonwealth of Puerto Rico, Public Improvement Bonds— Series A (CS: NATL-RE) 5.500%, 07/01/2019	231,748
125,000	Commonwealth of Puerto Rico, Public Improvement Bonds— Series A 5.500%, 07/01/2021	135,449
100,000	Puerto Rico Electric Power Authority—Series A (CS: Assured Guaranty Municipal) 5.000%, 08/01/2020	102,528
200,000	Puerto Rico Electric Power Authority—Series LL (CS: NATL-RE) 5.500%, 07/01/2017	201,184
265,000	Puerto Rico Electric Power Authority—Series NN 5.250%, 07/01/2019	277,773
205,000	Puerto Rico Electric Power Authority—Series PP 5.000%, 07/01/2023	205,334
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Puerto Rico—(continued)
$260,000	Puerto Rico Electric Power Authority—Series SS 5.000%, 07/01/2022	$264,893
235,000	Puerto Rico Electric Power Authority—Series SS 4.000%, 07/01/2019	235,237
155,000	Puerto Rico Electric Power Authority—Series SS (CS: NATL-RE) 5.000%, 07/01/2020	158,928
335,000	Puerto Rico Electric Power Authority—Series UU 4.500%, 07/01/2018	343,077
250,000	Puerto Rico Electric Power Authority—Series UU (CS: Assured Guaranty Municipal) 5.000%, 07/01/2020	251,443
350,000	Puerto Rico Highways & Transportation Authority— Series E (CS: Assured Guaranty Municipal) 5.500%, 07/01/2017	352,219
200,000	Puerto Rico Highways & Transportation Authority— Series E 5.500%, 07/01/2023	223,248
500,000	Puerto Rico Municipal Finance Agency—Series C 5.250%, 08/01/2017	504,510
500,000	Puerto Rico Public Buildings Authority—Series F (INS. Assured Guaranty) 5.250%, 07/01/2019	529,060
1,165,000	Puerto Rico Public Buildings Authority, Government Facilities—Series F 5.250%, 07/01/2021	1,253,447
		12,207,209
Rhode Island—0.8%
680,000	Rhode Island Health & Educational Building Corp., Care New England 5.000%, 09/01/2022	746,123
500,000	Rhode Island Health & Educational Building Corp., Care New England 5.000%, 09/01/2023	552,670
100,000	Rhode Island Health & Educational Building Corp., Hospital Financing-Care New England—Series A 5.000%, 09/01/2021	114,837
		1,413,630
South Carolina—0.1%
85,000	Clarendon Hospital District, General Obligation 4.500%, 04/01/2018	87,722
65,000	South Carolina Jobs-Economic Development Authority, Palmetto Health 5.000%, 08/01/2019	69,658
		157,380

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
April 30, 2017 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Tennessee—2.6%
$3,220,000	Sevier County Public Building Authority, Local Government Public Improvement (CS: AMBAC, LOC: KBC Bank NV) 3.000%, 06/01/2026 (Putable on 05/04/2017) (b)	$3,220,000
1,000,000	Shelby County Health Educational & Housing Facilities Board, Trezevant Manor Project— Series A 5.000%, 09/01/2024	1,116,710
345,000	Tennessee Energy Acquisition Corp. Revenue—Series A (CS: Goldman Sachs & Co.) 5.250%, 09/01/2018	363,016
		4,699,726
Texas—13.8%
650,000	Arlington Higher Education Finance Corp. Revenue, Newman International Academy—Series A 4.375%, 08/15/2026	640,939
300,000	Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project. 5.000%, 07/15/2023	334,962
150,000	Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project. 5.000%, 07/15/2024	168,258
500,000	Board of Managers Joint Guadalupe County-City of Seguin Hospital Revenue 5.000%, 12/01/2021	539,575
150,000	City of Houston Airport System, United Airlines, Inc.—Series C 5.000%, 07/15/2020	156,979
200,000	City of Houston Airport System, United Airlines, Inc. Terminal E Project 4.500%, 07/01/2020	206,230
215,000	City of Rowlett, Bayside Public Improvement District 4.900%, 09/15/2024	207,890
685,000	Dallas County Schools, Public Property Finance Contractual Obligation 3.000%, 06/01/2018	685,281
75,000	Decatur Hospital Authority, Wise Regional Health System.— Series A 5.000%, 09/01/2023	82,900
50,000	Gulf Coast Waste Disposal Authority, U.S. Steel Corp. Project 5.750%, 09/01/2017	50,124
895,000	Harris County Cultural Education Facilities Finance Corp., First Mortgage Brazos Presbyterian Homes 5.000%, 01/01/2027	960,908
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Texas—(continued)
$155,000	Harris County Cultural Education Facilities Finance Corp., Willow Winds Project—Series A 5.000%, 10/01/2023	$167,961
500,000	Mission Economic Development Corp. Revenue, Senior Lien Natgasoline Project—Series B 5.750%, 10/01/2031 (a)	524,495
675,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series B 4.000%, 07/01/2025	695,365
500,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series B 4.000%, 07/01/2026	512,720
500,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series B 4.000%, 07/01/2031	498,905
255,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series C 4.000%, 07/01/2019	257,094
275,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series C 4.000%, 07/01/2021	275,407
300,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series C 5.000%, 07/01/2023	307,650
330,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series C 5.000%, 07/01/2025	334,838
150,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series D 6.000%, 07/01/2026	144,967
1,000,000	New Hope Cultural Education Facilities Finance Corp., TEMPS-80 MRC Senior Living Project 3.250%, 11/15/2022	977,660
1,200,000	Port Beaumont Navigation District Revenue, Jefferson Energy Co. Project (CS: Jefferson Railport LLC; SPA: See Notes) 7.250%, 02/01/2036 (Putable on 02/13/2020) (a)(b)	1,236,480
2,200,000	Port of Corpus Christi Authority of Nueces County, Solid Waste Disposal, Flint Hills Resources LP, West Plant Project—Series A 1.080%, 07/01/2029 (Putable on 05/03/2017) (a)(b)	2,200,000
80,000	SA Energy Acquisition Public Facility Corp. Revenue, Gas Supply Revenue (CS: Goldman Sachs & Co.) 5.500%, 08/01/2022	92,320

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
April 30, 2017 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Texas—(continued)
$50,000	SA Energy Acquisition Public Facility Corp. Revenue, Gas Supply Revenue (CS: Goldman Sachs & Co.) 5.500%, 08/01/2023	$58,212
500,000	Tarrant County Cultural Education Facilities Finance Corp. Revenue, Buckingham Senior Living Project 3.875%, 11/15/2020	500,320
1,500,000	Tarrant County Cultural Education Facilities Finance Corp., Retirement Facillity—Series A (CS: Buckingham Senior Living Community, Inc. Project) 4.500%, 11/15/2021	1,501,380
1,500,000	Texas Municipal Gas Acquisition & Supply Corp. I, Sr. Lien—Series D 2.208%, 12/15/2026 (Putable on 06/15/2017) (b)	1,393,065
2,700,000	Texas Municipal Gas Acquisition & Supply Corp. I, Sr. Lien—Series D (CS: Merrill Lynch) 6.250%, 12/15/2026	3,257,577
1,000,000	Texas Municipal Gas Acquisition & Supply Corp. III Revenue (CS: Macquarie Group Ltd.) 5.000%, 12/15/2025	1,106,450
100,000	Texas Public Finance Authority, Refunding, Southern University Financing System 5.000%, 11/01/2021	112,650
3,400,000	Travis County Health Facilities Development Corp. First Mortgage Revenue (CS: Longhorn Village) 5.250%, 01/01/2047 (Putable on 01/04/2022) (b)	3,400,544
1,000,000	Tyler Health Facilities Development Corp., Hospital and Improvement Bond—Series A (CS: East Texas Medical Center Regional Healthcare System Project) 5.250%, 11/01/2019	1,002,100
500,000	Tyler Health Facilities Development Corp., Hospital and Improvement Bond—Series A (CS: East Texas Medical Center Regional Healthcare System Project) 5.250%, 11/01/2021	500,480
		25,092,686
Vermont—0.4%
345,000	Vermont Housing Finance Agency—Series A (SPA: TD Bank NA) 1.000%, 11/01/2033 (Putable on 05/03/2017) (b)	345,000
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Vermont—(continued)
$385,000	Vermont Student Assistance Corp. Education Loan Revenue— Series A 3.000%, 06/15/2019	$389,493
		734,493
Virgin Islands—0.4%
485,000	Virgin Islands Public Finance Authority, Matching Fund Loan Note—Series A 5.000%, 10/01/2020	434,090
200,000	Virgin Islands Public Finance, Gross Receipts Taxes Loan Note—Series A 5.000%, 10/01/2032 (a)	212,286
		646,376
Virginia—3.4%
6,150,000	Campbell County Industrial Development Authority, Solid Waste Disposal Facility Revenue, Georgia Pacific Corp. Project 1.100%, 12/01/2019 (Putable on 05/03/2017) (a)(b)	6,150,000
Washington—2.7%
215,000	Klickitat County Public Hospital District No. 2, Skyline Hospital 5.750%, 12/01/2017	216,288
800,000	Washington Housing Finance Commission, TEMPS 65—Heron’s Key Senior Living 4.875%, 01/01/2022 (a)	800,752
80,000	Washington State Housing Finance Commission 5.000%, 01/01/2023	88,070
100,000	Washington State Housing Finance Commission 5.000%, 01/01/2023 (a)	104,990
1,460,000	Washington State Housing Finance Commission, Bayview Manor Homes—Series B 2.800%, 07/01/2021 (a)	1,446,933
1,480,000	Washington State Housing Finance Commission, Mirabella 6.000%, 10/01/2022 (a)	1,584,429
485,000	Washington State Housing Finance Commission, Wesley Homes at Lea Hill Project 3.200%, 07/01/2021 (a)	476,997
250,000	Washington State Housing Finance Commission, Wesley Homes at Lea Hill Project 3.750%, 07/01/2026 (a)	236,037
		4,954,496
West Virginia—0.5%
100,000	Fayette County Commission Solid Waste Disposal Facility, Georgia Pacific Corp. 1.100%, 05/01/2018 (Putable on 05/03/2017) (a)(b)	100,000

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
April 30, 2017 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
West Virginia—(continued)
$600,000	Ohio County WV 1.750%, 06/01/2018	$596,904
200,000	West Virginia Water Development Authority, Loan Program IV— Series B (CS: AMBAC) 4.750%, 11/01/2035	200,434
		897,338
Wisconsin—2.0%
2,000,000	Public Finance Authority, Celanese Project—Series B 5.000%, 12/01/2025	2,215,900
200,000	Public Finance Authority, Church Home of Hartford 5.000%, 09/01/2025 (a)	215,652
315,000	Public Finance Authority, Glenridge Palmer Ranch—Series A 7.000%, 06/01/2020	338,392
620,000	Public Finance Authority, Senior Living Revenue—Series 2017A (CS: Marys Woods At Marylhurst Project) 3.950%, 11/15/2024 (a)	622,368
155,000	Wisconsin Public Finance Authority, Roseman University of Health Sciences Project 5.000%, 04/01/2022	159,666
		3,551,978
	Total Municipal Bonds (Cost $180,321,563)	180,343,362
Shares	Security Description	Value

Money Market Funds—0.0% (c)
4,296	BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares, 0.71%	$4,296
	Total Money Market Funds (Cost $4,297)	4,296
Total Investments (Cost $180,325,860) (d)—99.3%		180,347,658
Other Assets in Excess of Liabilities—0.7%		1,188,044
TOTAL NET ASSETS 100.0%		$181,535,702

Percentages are stated as a percent of net assets.

(a)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 17.8% of the Fund’s net assets.

(b)	Variable Rate Security-The rate reported is the rate in effect as of April 30, 2017.

(c)	Amount is less than 0.05%.

(d)	See Note 8 for the cost of investments for federal tax purposes.

AMBAC—American Municipal Bond Assurance Corp.

CS—Credit Support

LOC—Line of Credit

MUNIPSA—SIFMA Municipal Swap Index Yield Analysis

NA—North America

NATL-RE—Reinsurance provided by National Public Finance Guarantee Corp.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

SPA—Standby Purchase Agreement

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
April 30, 2017 (Unaudited)

	Dynamic	Rising	Financial
	Dividend	Dividend	Services
	Fund	Fund	Fund
ASSETS:
Investments, at value(1)	$170,181,412	$95,137,936	$20,741,792
Foreign currencies, at value(2)	507,567	—	606
Cash	—	607	349
Receivable from investment securities sold	2,647,404	2,864,551	379,276
Dividends and interest receivable	1,678,669	673,878	8,263
Receivable from capital shares issued	28,646	351	130,132
Tax reclaim receivable	187,886	—	—
Due from Adviser	5,003	—	7,492
Prepaid expenses and other assets	1,837	7,497	833
Total assets	175,238,424	98,684,820	21,268,743
LIABILITIES:
Payable for investment securities purchased	2,026,834	1,782,632	348,085
Payable for distributions to shareholders	215,225	—	—
Payable to custodian	459,742	—	—
Unrealized depreciation on forward currency contracts	58,501	—	—
Payable for capital shares redeemed	171,040	5,879	385
Payable for line of credit (Note 2)	12,359,205	—	—
Written options contracts, at value(3)	—	8,300	—
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	129,495	78,951	16,841
Distribution fees (Note 5)	10,209	18,078	3,848
Trustee fees (Note 6)	3,561	1,885	280
Other	225,507	30,002	51,045
Total liabilities	15,659,319	1,925,727	420,484
Net Assets	$159,579,105	$96,759,093	$20,848,259
NET ASSETS REPRESENTED BY:
Paid-in-capital	$696,632,119	$75,022,546	$14,791,937
Undistributed net investment income	879,709	942,238	40,603
Accumulated net realized gain (loss) from investments and foreign currency transactions	(560,124,547)	2,439,279	1,040,978
Net unrealized appreciation/(depreciation) on:
Investments	22,206,560	18,326,148	4,975,065
Foreign currency translations	(14,736)	19,996	(324)
Written options contracts	—	8,886	—
Net Assets	$159,579,105	$96,759,093	$20,848,259
Net asset value
Institutional Class
Net assets	$155,376,148	$95,322,310	$18,069,577
Shares outstanding	40,271,667	5,792,224	1,066,964
Net asset value, offering price and redemption price per share*	$3.86	$16.46	$16.94
Class A
Net assets	$4,202,957	$1,436,783	$2,778,682
Shares outstanding	1,088,276	87,318	165,080
Net asset value per share	$3.86	$16.45	$16.83
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$4.08	$17.41	$17.81
* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$147,974,852	$76,811,788	$15,766,727
(2) Cost of foreign currencies	$507,566	$—	$931
(3) Premiums received for written options contracts	$—	$17,186	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
April 30, 2017 (Unaudited)

		Ultra Short
		Municipal	High Yield
	Small Cap	Income	Managed Duration
	Fund	Fund	Municipal Fund
ASSETS:
Investments, at value(1)	$15,108,562	$1,021,510,504	$180,347,658
Cash	877	90	4
Dividends and interest receivable	3,910	4,161,353	2,592,222
Receivable from capital shares issued	1,622	4,166,869	239,096
Due from Adviser	4,194	186,560	27,061
Prepaid expenses and other assets	767	17,025	3,663
Total assets	15,119,932	1,030,042,401	183,209,704
LIABILITIES:
Payable for investment securities purchased	—	31,250,000	900,000
Payable for distributions to shareholders	—	—	122,752
Payable for capital shares redeemed	517	3,008,421	420,908
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	12,155	429,053	96,557
Distribution fees (Note 5)	1,965	90,816	61,407
Trustee fees (Note 6)	259	19,807	2,024
Other	22,219	907,288	70,354
Total liabilities	37,115	35,705,385	1,674,002
Net Assets	$15,082,817	$994,337,016	$181,535,702
NET ASSETS REPRESENTED BY:
Paid-in-capital	$20,130,962	$994,963,622	$183,722,242
Undistributed (distributions in excess of) net investment income	(94,875)	4,227	2,203
Accumulated net realized loss from investments and foreign currency transactions	(6,161,675)	(551,975)	(2,210,541)
Net unrealized appreciation/(depreciation) on:
Investments	1,208,405	(78,858)	21,798
Net Assets	$15,082,817	$994,337,016	$181,535,702
Net asset value
Institutional Class
Net assets	$14,447,123	$787,847,362	$138,577,460
Shares outstanding	788,355	78,505,524	13,579,207
Net asset value, offering price and redemption price per share*	$18.33	$10.04	$10.21
Class A
Net assets	$635,694	$206,489,654	$42,958,242
Shares outstanding	35,179	20,458,447	4,209,842
Net asset value per share	$18.07	$10.09	$10.20
Maximum offering price per share (net asset value plus sales charge of 5.50%, 0.50% and 2.50%, respectively, of offering price)	$19.12	$10.14	$10.46
* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$13,900,157	$1,021,589,362	$180,325,860

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the year ended April 30, 2017 (Unaudited)

	Dynamic	Rising	Financial
	Dividend	Dividend	Services
	Fund	Fund	Fund
INVESTMENT INCOME:
Dividend income	$7,609,689	$2,540,600	$194,267
Less: Foreign taxes withheld	(154,537)	(3,763)	(248)
Interest and other income	43,192	14,608	4,729
Total investment income	7,498,344	2,551,445	198,748

EXPENSES:
Investment advisory fee (Note 6)	779,414	463,274	94,046
Transfer agent fees	111,880	10,357	16,936
Distribution fees - Class A (Note 5)	5,039	1,720	3,163
Administration fee (Note 6)	17,867	10,270	2,072
Registration and filing fees	16,202	17,617	15,712
Audit and tax fees	20,460	18,681	14,417
Legal fees	11,305	6,229	1,311
Accounting and custody fees	20,356	5,098	1,566
Trustee fees	7,633	4,274	711
Printing and mailing fees	16,450	3,685	1,336
Interest (Note 2)	58,126	4	—
Compliance fees	3,306	1,864	362
Other fees	6,020	7,329	510
Total expenses	1,074,058	550,402	152,142
Less: Fee waivers and/or expense reimbursements (Note 6)	(36,626)	—	(34,940)
Net expenses	1,037,432	550,402	117,202
Net investment income	6,460,912	2,001,043	81,546

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND WRITTEN OPTIONS CONTRACTS:
Net realized gain/(loss) from:
Investments	925,024	2,605,646	1,353,092
Foreign currency transactions	883,181	(1,331)	(443)
Written options contracts	—	29,377	—
Net realized gain/(loss) from investments, foreign currency and written options contracts	1,808,205	2,633,692	1,352,649
Change in net unrealized appreciation/(depreciation) on:
Investments	13,103,187	7,237,820	2,344,383
Foreign currency translations	(457,119)	20,024	369
Written options contracts	—	8,886	—
Change in net unrealized appreciation/(depreciation) on investments, foreign currency and written options contracts	12,646,068	7,266,730	2,344,752
Net gain/(loss) on investments, foreign currency and written options contracts	14,454,273	9,900,422	3,697,401
Increase in net assets from operations	$20,915,185	$11,901,465	$3,778,947

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the year ended April 30, 2017 (Unaudited)

		Ultra Short
		Municipal	High Yield
	Small Cap	Income	Managed Duration
	Fund	Fund	Municipal Fund
INVESTMENT INCOME:
Dividend income	$57,953	$185	$108
Interest and other income	4,632	6,882,601	3,328,790
Total investment income	62,585	6,882,786	3,328,898

EXPENSES:
Investment advisory fee (Note 6)	70,332	2,792,840	577,921
Transfer agent fees	6,324	267,283	29,805
Distribution fees - Class A (Note 5)	774	257,901	45,693
Administration fee (Note 6)	1,561	124,234	19,798
Registration and filing fees	16,397	60,586	34,889
Audit and tax fees	14,071	53,868	17,192
Legal fees	714	72,179	7,687
Accounting and custody fees	1,200	62,209	8,228
Trustee fees	644	51,465	7,813
Printing and mailing fees	1,226	37,950	1,070
Interest (Note 2)	—	—	519
Compliance fees	285	23,389	3,454
Other fees	276	9,790	4,269
Total expenses	113,804	3,813,694	758,338
Less: Fee waivers and/or expense reimbursements (Note 6)	(25,115)	(1,188,511)	(134,205)
Net expenses	88,689	2,625,183	624,133
Net investment income (loss)	(26,104)	4,257,603	2,704,765

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Investments	1,622,545	(5,433)	(1,290,125)
Net realized gain/(loss) from investments	1,622,545	(5,433)	(1,290,125)
Change in net unrealized appreciation/(depreciation) on:
Investments	402,122	(72,575)	(1,341,799)
Net gain/(loss) on investments	2,024,667	(78,008)	(2,631,924)
Increase in net assets from operations	$1,998,563	$4,179,595	$72,841

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Dividend Fund
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016
	(Unaudited)
OPERATIONS:
Net investment income	$6,460,912	$10,071,205
Net realized gain (loss) from:
Investments	925,024	(9,197,039)
Foreign currency transactions	883,181	680,883
Change in net unrealized appreciation/(depreciation) on:
Investments	13,103,187	(2,058,550)
Foreign currency translations	(457,119)	(77,584)
Increase (decrease) in net assets from operations	20,915,185	(581,085)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(4,937,158)	9,917,678
From tax return of capital	—	1,078,120
Distributions to Class A Shareholders:
From net investment income	(126,710)	202,757
From tax return of capital	—	22,041
Decrease in net assets from distributions to shareholders	(5,063,868)	(11,220,596)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	1,918,961	6,886,618
Dividends reinvested	3,722,043	7,975,592
Redemption fees (Note 2)	14	2,641
Cost of shares redeemed	(16,977,501)	(34,048,040)
Decrease in net assets from capital share transactions	(11,336,483)	(19,183,189)
Net increase (decrease) in net assets	4,514,834	(30,984,870)

NET ASSETS:
Beginning of period	155,064,271	186,049,141
End of period*	$159,579,105	$155,064,271
* Including undistributed (distributions in excess of) net investment income of:	$879,709	$(517,335)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Rising Dividend Fund
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016
	(Unaudited)
OPERATIONS:
Net investment income	$2,001,043	$3,789,626
Net realized gain (loss) from:
Investments	2,605,646	(165,039)
Foreign currency transactions	(1,331)	4,127
Written options contracts	29,377	35,626
Change in net unrealized appreciation/(depreciation) on:
Investments	7,237,820	(1,998,406)
Foreign currency translations	20,024	(33)
Written options contracts	8,886	(13,026)
Increase in net assets from operations	11,901,465	1,652,875

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(1,635,067)	(3,121,087)
From net realized gain on investments	—	(574,673)
Distributions to Class A Shareholders:
From net investment income	(23,754)	(57,954)
From net realized gain on investments	—	(15,062)
Decrease in net assets from distributions to shareholders	(1,658,821)	(3,768,776)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	415,802	826,270
Dividends reinvested	1,632,121	3,721,938
Redemption fees (Note 2)	80	73
Cost of shares redeemed	(1,072,791)	(9,374,860)
Increase (decrease) in net assets from capital share transactions	975,212	(4,826,579)
Net increase (decrease) in net assets	11,217,856	(6,942,480)

NET ASSETS:
Beginning of period	85,541,237	92,483,717
End of period*	$96,759,093	$85,541,237
* Including undistributed net investment income of:	$942,238	$600,016

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Financial Services Fund
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016
	(Unaudited)
OPERATIONS:
Net investment income	$81,546	$81,227
Net realized gain (loss) from:
Investments	1,353,092	318,200
Foreign currency transactions	(443)	(36,438)
Change in net unrealized appreciation/(depreciation) on:
Investments	2,344,383	(530,789)
Foreign currency translations	369	(499)
Increase (decrease) in net assets from operations	3,778,947	(168,299)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(48,231)	(285,431)
From net realized gain on investments	(24,049)	—
Distributions to Class A Shareholders:
From net investment income	(597)	(70,527)
From net realized gain on investments	(3,794)	—
Decrease in net assets from distributions to shareholders	(76,671)	(355,958)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	5,486,088	1,890,651
Dividends reinvested	61,487	207,008
Redemption fees (Note 2)	1,410	261
Cost of shares redeemed	(2,328,024)	(12,943,797)
Increase (decrease) in net assets from capital share transactions	3,220,961	(10,845,877)
Net increase (decrease) in net assets	6,923,237	(11,370,134)

NET ASSETS:
Beginning of period	13,925,022	25,295,156
End of period*	$20,848,259	$13,925,022
* Including undistributed net investment income of:	$40,603	$7,885

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Small Cap Fund
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016
	(Unaudited)
OPERATIONS:
Net investment loss	$(26,104)	$(89,596)
Net realized gain from investments	1,622,545	158,814
Change in net unrealized appreciation on investments	402,122	850,880
Increase in net assets from operations	1,998,563	920,098

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	819,957	416,047
Redemption fees (Note 2)	—	2
Cost of shares redeemed	(936,347)	(1,964,185)
Decrease in net assets from capital share transactions	(116,390)	(1,548,136)
Net increase (decrease) in net assets	1,882,173	(628,038)

NET ASSETS:
Beginning of period	13,200,644	13,828,682
End of period*	$15,082,817	$13,200,644
* Including distributions in excess of net investment income of:	$(94,875)	$(68,771)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Ultra Short Municipal Income Fund
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016
	(Unaudited)
OPERATIONS:
Net investment income	$4,257,603	$6,062,528
Net realized loss from investments	(5,433)	(272,143)
Change in unrealized depreciation on investments	(72,575)	(104,135)
Increase in net assets from operations	4,179,595	5,686,250

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(3,671,428)	(5,257,029)
Distributions to Class A Shareholders:
From net investment income	(581,936)	(805,490)
Decrease in net assets from distributions to shareholders	(4,253,364)	(6,062,519)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	385,469,081	703,408,017
Dividends reinvested	3,261,401	4,837,618
Redemption fees (Note 2)	13,707	21,792
Cost of shares redeemed	(506,435,518)	(571,569,245)
Increase (decrease) in net assets from capital share transactions	(117,691,329)	136,698,182
Net increase (decrease) in net assets	(117,765,098)	136,321,913

NET ASSETS:
Beginning of period	1,112,102,114	975,780,201
End of period*	$994,337,016	$1,112,102,114
* Including undistributed (distributions in excess of) net investment income of:	$4,227	$(12)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	High Yield Managed
	Duration Municipal Fund
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016
	(Unaudited)
OPERATIONS:
Net investment income	$2,704,765	$3,620,716
Net realized loss from investments	(1,290,125)	(917,105)
Change in net unrealized appreciation/(depreciation) on investments	(1,341,799)	789,473
Increase in net assets from operations	72,841	3,493,084

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(2,181,856)	(2,887,562)
Distributions to Class A Shareholders:
From net investment income	(520,968)	(733,144)
Decrease in net assets from distributions to shareholders	(2,702,824)	(3,620,706)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	68,168,969	156,983,773
Dividends reinvested	1,869,918	2,564,687
Redemption fees (Note 2)	14,311	27,563
Cost of shares redeemed	(74,892,843)	(28,873,503)
Increase (decrease) in net assets from capital share transactions	(4,839,645)	130,702,520
Net increase (decrease) in net assets	(7,469,628)	130,574,898

NET ASSETS:
Beginning of period	189,005,330	58,430,432
End of period*	$181,535,702	$189,005,330
* Including undistributed net investment income of:	$2,203	$262

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights

(For a share outstanding throughout each period)

	Dynamic Dividend Fund
	Six Months
	Ended
	April 30,		Years Ended October 31,
	2017		2016	2015†		2014†	2013†	2012†
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$3.49		$3.73	$3.83		$3.77	$3.49	$3.84
Income from investment operations:
Net investment income	0.15		0.21	0.25		0.21	0.22	0.50
Net realized and unrealized gain (loss)	0.34		(0.21)	(0.11)		0.09	0.34	(0.35)
Total from investment operations	0.49		0.00	0.14		0.30	0.56	0.15
Redemption fees	0.00	(a)	0.00 (a)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
From net investment income	(0.12)		(0.22)	(0.24)		(0.24)	(0.28)	(0.50)
From net realized gains	—		—	(0.00	)(a)	—	—	—
Tax return of capital	—		(0.02)	—		—	—	—
Total distributions	(0.12)		(0.24)	(0.24)		(0.24)	(0.28)	(0.50)
Net asset value per share, end of period	$3.86		$3.49	$3.73		$3.83	$3.77	$3.49
Total return	14.23	%(b)	0.18%	3.59%		8.09%	17.02%	4.46%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$155,376		$151,200	$182,039		$210,436	$247,276	$353,501
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.37	%(d)	1.31%	1.27%		1.44%	1.43%	1.28%
After waivers and/or expense reimbursements (e)	1.32	%(d)	1.30%	1.27%		1.38%	1.38%	—%
Ratio of net investment income to average net assets	8.29	%(d)	6.13%	6.28%		5.30%	5.78%	13.17%
Portfolio turnover (f)	53	%(b)	88%	111%		81%	197%	258%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.30% for the six months ended April 30, 2017, and 1.30%, 1.24%, 1.41%, 1.40% and 1.27% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(d)	Annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.25% for the six months ended April 30, 2017, and 1.29%, 1.24%, 1.35%, 1.35%, and 0.00% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Dynamic Dividend Fund
	Six Months
	Ended
	April 30,		Years Ended October 31,
	2017		2016	2015†		2014†	2013†	2012†(a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$3.49		$3.73	$3.83		$3.77	$3.49	$3.61
Income from investment operations:
Net investment income	0.15		0.18	0.24		0.17	0.23	0.35
Net realized and unrealized gain (loss)	0.34		(0.19)	(0.11)		0.12	0.33	(0.06)
Total from investment operations	0.49		(0.01)	0.13		0.29	0.56	0.29
Redemption fees	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)
Less distributions:
From net investment income	(0.12)		(0.21)	(0.23)		(0.23)	(0.28)	(0.41)
From net realized gains	—		—	(0.00	)(b)	—	—	—
Tax return of capital	—		(0.02)	—		—	—	—
Total distributions	(0.12)		(0.23)	(0.23)		(0.23)	(0.28)	(0.41)
Net asset value per share, end of period	$3.86		$3.49	$3.73		$3.83	$3.77	$3.49
Total return (c)	14.09	%(d)	(0.06)%	3.34%		7.83%	16.73%	8.36	%(d)
Ratios/Supplemental Data
Net Assets at end of period (000)	$4,203		$3,865	$4,010		$4,219	$2,479	$1,612
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	1.62	%(f)	1.56%	1.52%		1.69%	1.68%	1.56	%(f)
After waivers and/or expense reimbursements (g)	1.58	%(f)	1.55%	1.52%		1.63%	1.63%	1.56%
Ratio of net investment income to average net assets	8.11	%(f)	5.02%	5.95%		4.51%	5.38%	8.02	%(f)
Portfolio turnover (h)	53	%(d)	88%	111%		81%	197%	258%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Total returns would be reduced if a sales or redemption charge was taken into account.
(d)	Not annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.55% for the six months ended April 30, 2017, 1.55%, 1.49%, 1.66% and 1.65% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.55% for the period ended October 31, 2012.
(f)	Annualized.
(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.50% for the six months ended April 30, 2017, 1.54%, 1.49%, 1.60% and 1.60% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.55% for the period ended October 31, 2012.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Rising Dividend Fund
	Six Months
	Ended
	April 30,		Years Ended October 31,
	2017		2016	2015†	2014†	2013†	2012†
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$14.70		$15.05	$15.88	$15.19	$12.88	$12.83
Income from investment operations:
Net investment income	0.34		0.63	0.38	0.49	0.51	0.62
Net realized and unrealized gain (loss)	1.71		(0.35)	(0.02)	1.29	2.65	0.73
Total from investment operations	2.05		0.28	0.36	1.78	3.16	1.35
Redemption fees	0.00	(a)	0.00 (a)	—	0.01	0.03	—
Less distributions:
From net investment income	(0.29)		(0.53)	(0.50)	(0.51)	(0.64)	(0.50)
From net realized gains	—		(0.10)	(0.69)	(0.59)	(0.24)	(0.80)
Total distributions	(0.29)		(0.63)	(1.19)	(1.10)	(0.88)	(1.30)
Net asset value per share, end of period	$16.46		$14.70	$15.05	$15.88	$15.19	$12.88
Total return	13.91	%(b)	1.86%	2.16%	12.25%	25.94%	11.28%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$95,322		$84,271	$90,126	$4,486	$3,418	$2,155
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.18	%(d)	1.18%	1.93%	2.25%	3.43%	3.26%
After waivers and/or expense reimbursements (e)	1.18	%(d)	1.18%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets	4.32	%(d)	4.24%	2.14%	3.33%	3.94%	4.52%
Portfolio turnover (f)	42	%(b)	93%	97%	78%	86%	73%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.18% for the six months ended April 30, 2017, and 1.18%, 1.93%, 2.25%, 3.43% and 3.26% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(d)	Annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.18% for the six months ended April 30, 2017, and 1.18%, 1.35%, 1.35%, 1.35%, and 1.35% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Rising Dividend Fund
	Six Months						Period
	Ended						Ended
	April 30,		Years Ended October 31,				October 31
	2017		2016	2015†	2014†	2013†	2012†(a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$14.70		$15.05	$15.88	$15.18	$12.88	$12.02
Income from investment operations:
Net investment income	0.32		0.68	0.43	0.38	0.63	0.31
Net realized and unrealized gain (loss)	1.70		(0.44)	(0.10)	1.37	2.48	0.92
Total from investment operations	2.02		0.24	0.33	1.75	3.11	1.23
Redemption fees	0.00	(b)	0.00 (b)	—	0.01	0.04	—
Less distributions:
From net investment income	(0.27)		(0.49)	(0.47)	(0.47)	(0.61)	(0.37)
From net realized gains	—		(0.10)	(0.69)	(0.59)	(0.24)	—
Total distributions	(0.27)		(0.59)	(1.16)	(1.06)	(0.85)	(0.37)
Net asset value per share, end of period	$16.45		$14.70	$15.05	$15.88	$15.18	$12.88
Total return (c)	13.80	%(d)	1.59%	1.93%	12.04%	25.55%	10.29	%(d)
Ratios/Supplemental Data
Net Assets at end of period (000)	$1,437		$1,270	$2,358	$865	$917	$257
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	1.44	%(f)	1.41%	2.18%	2.50%	3.68%	3.83	%(f)
After waivers and/or expense reimbursements (g)	1.44	%(f)	1.41%	1.60%	1.60%	1.60%	1.60	%(f)
Ratio of net investment income to average net assets	4.04	%(f)	4.46%	2.65%	2.41%	3.72%	2.71	%(f)
Portfolio turnover (h)	42	%(d)	93%	97%	78%	86%	73%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Total returns would be reduced if a sales or redemption charge was taken into account.
(d)	Not annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.44% for the six months ended April 30, 2017, 1.41%, 2.18%, 2.50% and 3.68% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 3.83% for the period ended October 31, 2012.
(f)	Annualized.
(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.44% for the six months ended April 30, 2017, 1.41%, 1.60%, 1.60% and 1.60% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.60% for the period ended October 31, 2012.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Financial Services Fund
	Six Months
	Ended
	April 30,		Years Ended October 31,
	2017		2016	2015†		2014†		2013†	2012†
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$13.56		$12.99	$13.48		$12.13		$8.77	$7.15
Income from investment operations:
Net investment income (loss)	0.07		0.05	0.10		(0.01)		(0.02)	(0.00	)(a)
Net realized and unrealized gain (loss)	3.38		0.71	(0.43)		1.36		3.36	1.64
Total from investment operations	3.45		0.76	(0.33)		1.35		3.34	1.64
Redemption fees	0.00	(a)	0.00 (a)	0.00	(a)	0.00	(a)	0.02	0.00	(a)
Less distributions:
From net investment income	(0.05)		(0.19)	(0.16)		(0.00	)(a)	—	—
From net realized gains	(0.02)		—	(0.00	)(a)	—		—	—
Tax return of capital	—		—	—		—		—	(0.02)
Total distributions	(0.07)		(0.19)	(0.16)		—		—	(0.02)
Net asset value per share, end of period	$16.94		$13.56	$12.99		$13.48		$12.13	$8.77
Total return	25.42	%(b)	5.97%	(2.51)%		11.16%		38.31%	22.95%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$18,070		$11,985	$19,452		$27,995		$13,561	$8,874
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.58	%(d)	1.63%	1.86%		1.36%		1.72%	1.94%
After waivers and/or expense reimbursements (e)	1.21	%(d)	1.30%	1.38%		1.36%		1.36%	1.38%
Ratio of net investment income (loss) to average net assets	0.90	%(d)	0.49%	0.63%		(0.08)%		(0.20)%	(0.16)%
Portfolio turnover (f)	29	%(b)	93%	80%		131%		108%	120%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.58% for the six months ended April 30, 2017, and 1.63%, 1.82%, 1.33%, 1.71% and 1.91% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(d)	Annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.21% for the six months ended April 30, 2017, and 1.30%, 1.35%, 1.33%, 1.35%, and 1.35% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Financial Services Fund
	Six Months							Period
	Ended							Ended
	April 30,		Years Ended October 31,					October 31
	2017		2016	2015†		2014†	2013†	2012†(a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$13.46		$12.89	$13.39		$12.08	$8.75	$6.90
Income from investment operations:
Net investment income (loss)	0.09		(0.19)	0.04		(0.06)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	3.31		0.92	(0.40)		1.37	3.35	1.86
Total from investment operations	3.40		0.73	(0.36)		1.31	3.31	1.85
Redemption fees	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)	0.02	0.00	(b)
Less distributions:
From net investment income	(0.00	)(b)	(0.16)	(0.14)		—	—	—
From net realized gains	(0.02)		—	(0.00	)(b)	—	—	—
Total distributions	(0.02)		(0.16)	(0.14)		—	—	—
Net asset value per share, end of period	$16.84		$13.46	$12.89		$13.39	$12.08	$8.75
Total return (c)	25.26	%(d)	5.72%	(2.75)%		10.84%	38.06%	26.81	%(d)
Ratios/Supplemental Data
Net Assets at end of period (000)	$2,779		$1,940	$5,844		$8,268	$7,318	$1,375
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	1.83	%(f)	1.89%	2.10%		1.61%	1.97%	2.05	%(f)
After waivers and/or expense reimbursements (g)	1.46	%(f)	1.56%	1.63%		1.61%	1.61%	1.53	%(f)
Ratio of net investment income (loss) to average net assets	0.66	%(f)	0.28%	0.36%		(0.36)%	(0.44)%	(0.50	)%(f)
Portfolio turnover (h)	29	%(d)	93%	80%		131%	108%	120%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Total returns would be reduced if a sales or redemption charge was taken into account.
(d)	Not annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.83% for the six months ended April 30, 2017, 1.88%, 2.07%, 1.61% and 1.96% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 2.05% for the period ended October 31, 2012.
(f)	Annualized.
(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.46% for the six months ended April 30, 2017, 1.56%, 1.60%, 1.60% and 1.60% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.53% for the period ended October 31, 2012.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Small Cap Fund
	Six Months
	Ended
	April 30,		Years Ended October 31,
	2017		2016	2015†	2014†	2013†	2012†
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$15.89		$14.75	$14.08	$14.25	$11.33	$10.48
Income from investment operations:
Net investment loss	(0.03)		(0.11)	(0.06)	(0.09)	(0.14)	(0.13)
Net realized and unrealized gain (loss)	2.47		1.25	0.73	(0.08)	3.06	0.98
Total from investment operations	2.44		1.14	0.67	(0.17)	2.92	0.85
Redemption fees	—		0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Net asset value per share, end of period	$18.33		$15.89	$14.75	$14.08	$14.25	$11.33
Total return	15.29	%(b)	7.73%	4.76%	(1.19)%	25.77%	8.11%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$14,447		$12,596	$12,673	$13,589	$12,263	$10,877
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.61	%(d)	1.63%	1.90%	1.62%	1.80%	1.67%
After waivers and/or expense reimbursements (e)	1.25	%(d)	1.29%	1.35%	1.35%	1.35%	1.36%
Ratio of net investment loss to average net assets	(0.36	)%(d)	(0.68)%	(0.35)%	(0.73)%	(0.97)%	(1.07)%
Portfolio turnover (f)	52	%(b)	85%	96%	171%	39%	29%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.61% for the six months ended April 30, 2017, and 1.63%, 1.90%, 1.62%, 1.80% and 1.66% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(d)	Annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.25% for the six months ended April 30, 2017, and 1.29%, 1.35%, 1.35%, 1.35%, and 1.35% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Small Cap Fund
	Six Months
	Ended
	April 30,		Years Ended October 31,
	2017		2016		2015†	2014†	2013†	2012†(a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$15.68		$14.60		$13.98	$14.18	$11.30	$10.17
Income from investment operations:
Net investment income (loss)	(0.08)		(0.24)		(0.09)	0.07	(0.16)	(0.14)
Net realized and unrealized gain (loss)	2.47		1.32		0.71	(0.27)	3.04	1.27
Total from investment operations	2.39		1.08		0.62	(0.20)	2.88	1.13
Redemption fees	—		0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	—
Less distributions:
Net asset value per share, end of period	$18.07		$15.68		$14.60	$13.98	$14.18	$11.30
Total return (c)	15.17	%(d)	7.40	%(e)	4.43%	(1.41)%	25.49%	11.11	%(d)
Ratios/Supplemental Data
Net Assets at end of period (000)	$636		$604		$1,155	$1,221	$139	$111
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (f)	1.86	%(g)	1.88%		2.15%	1.87%	2.05%	1.92	%(g)
After waivers and/or expense reimbursements (h)	1.50	%(g)	1.54%		1.60%	1.60%	1.60%	1.60	%(g)
Ratio of net investment loss to average net assets	(0.61	)%(g)	(0.88)%		(0.59)%	(0.92)%	(1.22)%	(1.34	)%(g)
Portfolio turnover (i)	52	%(d)	85%		96%	171%	39%	29%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Total returns would be reduced if a sales or redemption charge was taken into account.
(d)	Not annualized.
(e)	Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the management’s discussion of Fund performance.
(f)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.86% for the six months ended April 30, 2017, 1.88%, 2.15%, 1.87% and 2.05% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.92% for the period ended October 31, 2012.
(g)	Annualized.
(h)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.50% for the six months ended April 30, 2017, 1.54%, 1.60%, 1.60% and 1.60% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.60% for the period ended October 31, 2012.
(i)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Ultra Short Municipal Income Fund
	Six Months
	Ended
	April 30,		Years Ended October 31,
	2017		2016		2015†		2014†	2013†	2012†
	(Unaudited)
Institutional Class:(a)
Net asset value per share, beginning of period	$10.04		$10.04		$10.04		$10.03	$10.05	$10.05
Income from investment operations:
Net investment income	0.04		0.06		0.05		0.05	0.06	0.10
Net realized and unrealized gain (loss)	(0.00)		(0.00	)(b)	0.00	(b)	0.01	(0.02)	0.00 (b)
Total from investment operations	0.04		0.06		0.05		0.06	0.04	0.10
Redemption fees	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions:
From net investment income	(0.04)		(0.06)		(0.05)		(0.05)	(0.06)	(0.10)
From net realized gains	—		—		(0.00	)(b)	—	—	—
Total distributions	(0.04)		(0.06)		(0.05)		(0.05)	(0.06)	(0.10)
Net asset value per share, end of period	$10.04		$10.04		$10.04		$10.04	$10.03	$10.05
Total return	0.40	%(c)	0.64%		0.52%		0.63%	0.36%	0.95%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$787,847		$905,843		$772,308		$831,505	$933,294	$1,375,490
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	0.64	%(d)	0.74%		0.93%		0.90%	0.89%	0.84%
After waivers and/or expense reimbursements	0.42	%(d)	0.43%		0.50%		0.53%	0.61%	0.65%
Ratio of net investment income to average net assets	0.81	%(d)	0.64%		0.51%		0.53%	0.55%	0.95%
Portfolio turnover (e)	89	%(c)	143%		155%		168%	185%	192%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Effective January 3, 2012, the share class was renamed Institutional Class.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Ultra Short Municipal Income Fund
	Six Months
	Ended
	April 30,		Years Ended October 31,
	2017		2016	2015†		2014†	2013†	2012†
	(Unaudited)
Class A:(a)
Net asset value per share, beginning of period	$10.09		$10.10	$10.10		$10.09	$10.10	$10.10
Income from investment operations:
Net investment income	0.03		0.04	0.03		0.03	0.03	0.07
Net realized and unrealized gain (loss)	—		(0.01)	0.00	(b)	0.01	(0.01)	0.00 (b)
Total from investment operations	0.03		0.03	0.03		0.04	0.02	0.07
Redemption fees	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions:
From net investment income	(0.03)		(0.04)	(0.03)		(0.03)	(0.03)	(0.07)
From net realized gains	—		—	(0.00	)(b)	—	—	—
Total distributions	(0.03)		(0.04)	(0.03)		(0.03)	(0.03)	(0.07)
Net asset value per share, end of period	$10.09		$10.09	$10.10		$10.10	$10.09	$10.10
Total return (c)	0.28	%(d)	0.29%	0.26%		0.38%	0.21%	0.70%
Ratios/Supplemental Data
Net Assets at end of period (000)	$206,490		$206,259	$203,472		$247,599	$305,193	$443,598
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	0.89	%(e)	0.99%	1.18%		1.15%	1.14%	1.09%
After waivers and/or expense reimbursements	0.67	%(e)	0.68%	0.75%		0.78%	0.86%	0.90%
Ratio of net investment income to average net assets	0.56	%(e)	0.39%	0.26%		0.28%	0.30%	0.67%
Portfolio turnover (f)	89	%(d)	143%	155%		168%	185%	192%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Effective January 3, 2012, the share class was renamed Class A.
(b)	The amount is less than $0.005 per share.
(c)	Total returns would be reduced if a sales or redemption charge was taken into account.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	High Yield Managed Duration Municipal Fund
	Six Months						Period
	Ended						Ended
	April 30,		Years Ended October 31,				October 31,
	2017		2016	2015†		2014†	2013†(a)
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$10.34		$10.29	$10.29		$9.95	$10.00
Income from investment operations:
Net investment income	0.16		0.34	0.36		0.37	0.06
Net realized and unrealized gain (loss)	(0.13)		0.05	(0.00	)(b)	0.34	(0.05)
Total from investment operations	0.03		0.39	0.36		0.71	0.01
Redemption fees	0.00	(b)	0.00 (b)	—		—	—
Less distributions:
From net investment income	(0.16)		(0.34)	(0.36)		(0.37)	(0.06)
From net realized gains	—		—	(0.00	)(b)	—	—
Total distributions	(0.16)		(0.34)	(0.36)		(0.37)	(0.06)
Net asset value per share, end of period	$10.21		$10.34	$10.29		$10.29	$9.95
Total return	0.27	%(c)	3.84%	3.65%		7.32%	0.11	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$138,577		$153,300	$48,261		$25,566	$19,915
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (d)	0.80	%(e)	0.88%	1.12%		1.30%	1.66	%(e)
After waivers and/or expense reimbursements (f)	0.65	%(e)	0.68%	0.82%		0.81%	0.74	%(e)
Ratio of net investment income to average net assets	3.09	%(e)	3.28%	3.49%		3.75%	1.47	%(e)
Portfolio turnover (g)	83	%(c)	132%	58%		62%	117%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Institutional Class commenced operations on June 3, 2013.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 0.80% for the six months ended April 30, 2017, and 0.88%, 1.12%, and 1.30% for the years ended October 31, 2016, 2015 and 2014, respectively, and 1.66% for the period ended October 31, 2013.
(e)	Annualized.
(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 0.65% for the six months ended April 30, 2017, and 0.68%, 0.80%, and 0.80% for the years ended October 31, 2016, 2015 and 2014, respectively, and 0.74% for the period ended October 31, 2013.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	High Yield Managed Duration Municipal Fund
	Six Months						Period
	Ended						Ended
	April 30,		Years Ended October 31,				October 31,
	2017		2016	2015†		2014†	2013†(a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$10.34		$10.29	$10.29		$9.95	$10.00
Income from investment operations:
Net investment income	0.14		0.32	0.34		0.35	0.05
Net realized and unrealized gain (loss)	(0.14)		0.04	0.00	(b)	0.34	(0.05)
Total from investment operations	0.00		0.36	0.34		0.69	0.00
Redemption fees	0.00	(b)	0.00 (b)	—		—	—
Less distributions:
From net investment income	(0.14)		(0.31)	(0.34)		(0.35)	(0.05)
From net realized gains	—		—	(0.00	)(b)	—	—
Total distributions	(0.14)		(0.31)	(0.34)		(0.35)	(0.05)
Net asset value per share, end of period	$10.20		$10.34	$10.29		$10.29	$9.95
Total return (c)	0.05	%(d)	3.58%	3.42%		7.08%	0.01	%(d)
Ratios/Supplemental Data
Net Assets at end of period (000)	$42,958		$35,705	$10,170		$107	$100
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	1.06	%(f)	1.12%	1.37%		1.55%	1.91	%(f)
After waivers and/or expense reimbursements (g)	0.90	%(f)	0.93%	1.07%		1.06%	0.99	%(f)
Ratio of net investment income to average net assets	2.85	%(f)	3.03%	3.16%		3.49%	1.21	%(f)
Portfolio turnover (h)	83	%(d)	132%	58%		62%	117%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Total returns would be reduced if a sales or redemption charge was taken into account.
(d)	Not annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.05% for the six months ended April 30, 2017, and 1.12%, 1.37% and 1.55% for the years ended October 31, 2016, 2015 and 2014, respectively, and 1.91% for the period ended October 31, 2013.
(f)	Annualized.
(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 0.90% for the six months ended April 30, 2017 and 0.93%, 1.05% and 1.05% for the years ended October 31, 2016, 2015 and 2014, respectively, and 0.99% for the period ended October 31, 2012.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements

April 30, 2017 (Unaudited)

1.	Organization:

Alpine Series Trust (the “Series Trust”) was organized in 2001 as a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Alpine Income Trust (the “Income Trust”) was organized in 2002 as a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company. The Alpine Dynamic Dividend Fund, Alpine Rising Dividend Fund, Alpine Financial Services Fund and Alpine Small Cap Fund are four separate series of the Series Trust. The Alpine Ultra Short Municipal Income Fund and Alpine High Yield Managed Duration Municipal Fund are two separate series of the Income Trust. The Alpine Dynamic Dividend Fund, Alpine Rising Dividend Fund, Alpine Financial Services Fund, Alpine Small Cap Fund, Alpine Ultra Short Municipal Income Fund and Alpine High Yield Managed Duration Municipal Fund (individually referred to as a “Fund” and collectively, “the Funds”) are diversified funds. Alpine Dynamic Dividend Fund seeks high current dividend income that qualifies for the reduced U.S. federal income tax rates created by the “Jobs and Growth Tax Relief Reconciliation Act of 2003,” while also focusing on total return for long-term growth of capital. Alpine Rising Dividend Fund seeks income. Long-term growth of capital is a secondary objective. Alpine Financial Services Fund seeks long-term growth of capital and consistent above average total returns as compared to those typical of investments made in public equities. Alpine Small Cap Fund seeks capital appreciation. Alpine Ultra Short Municipal Income Fund seeks high after-tax current income consistent with preservation of capital. Alpine High Yield Managed Duration Municipal Fund seeks a high level of current income exempt from federal income tax.

Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds. The Funds offer Institutional Class and Class A shares. Institutional Class shares are sold without a sales charge. Class A shares have an initial sales charge, which may be waived under certain conditions as described in the Funds’ prospectus. Class A shares may be subject to contingent deferred sales charges (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. All shares of the Funds have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities, except that Class A shares bear certain expenses related to the distribution fee of such shares. Each class has exclusive voting rights with respect to the distribution fee of such class. Each class has exclusive voting rights with respect to matters relating to its shareholders servicing and distribution expenditures.

The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 946 Financial Services - Investment Companies.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Funds are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Funds are valued at their current fair values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Funds’ NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty of the option, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt and short-term securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds’ NAVs are not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Funds may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Funds’ NAVs are calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and over-the-counter derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAVs may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Funds may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

For securities valued by the Funds, valuation techniques are used to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The Board of Trustees adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Board of Trustees has established a Valuation Committee which is responsible for: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

Fair Value Measurement:

In accordance with FASB ASC, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Funds would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

• Level 1 —	Unadjusted quoted prices in active markets for identical investments.

• Level 2 —	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

• Level 3 —	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under ASC 820.

The following is a summary of the inputs used to value the Funds’ assets and liabilities carried at fair value as of April 30, 2017:

	Valuation Inputs
Dynamic Dividend Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Aerospace & Defense	$1,629,705	$—	$—	$1,629,705
Air Freight & Logistics	1,991,850	—	—	1,991,850
Airlines	2,048,944	—	—	2,048,944
Auto Components	3,389,740	—	—	3,389,740
Banks	18,850,185	—	—	18,850,185
Beverages	849,300	—	—	849,300
Biotechnology	2,809,677	—	—	2,809,677
Building Products	924,230	—	—	924,230
Capital Markets	7,823,537	—	—	7,823,537
Chemicals	2,841,435	—	—	2,841,435
Commercial Services & Supplies	829,495	—	—	829,495
Communications Equipment	2,284,377	—	—	2,284,377
Construction & Engineering	5,493,856	—	—	5,493,856
Consumer Finance	1,977,935	—	—	1,977,935

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

	Valuation Inputs
Dynamic Dividend Fund*—continued	Level 1	Level 2	Level 3	Total Value
Common Stocks—continued
Diversified Telecommunication Services	$1,719,581	$—	$—	$1,719,581
Electric Utilities	2,468,898	—	—	2,468,898
Electronic Equipment, Instruments & Components	1,617,033	—	—	1,617,033
Equity Real Estate Investment	6,337,773	—	—	6,337,773
Food & Staples Retailing	3,408,412	—	—	3,408,412
Food Products	4,780,144	—	—	4,780,144
Health Care Equipment & Supplies	3,045,752	—	—	3,045,752
Health Care Providers & Services	5,255,061	—	—	5,255,061
Hotels, Restaurants & Leisure	5,178,256	—	—	5,178,256
Household Durables	5,189,192	—	—	5,189,192
Household Products	2,391,641	—	—	2,391,641
Independent Power and Renewable Electricity Producers	1,713,726	—	—	1,713,726
Insurance	3,222,719	1,806,604	—	5,029,323
Internet Software & Services	1,087,152	—	—	1,087,152
Investment Companies	813,621	—	—	813,621
IT Services	2,397,960	—	—	2,397,960
Life Sciences Tools & Services	1,669,833	—	—	1,669,833
Machinery	2,297,284	—	—	2,297,284
Media	3,893,386	—	—	3,893,386
Metals & Mining	3,534,165	—	—	3,534,165
Multi-Utilities	3,716,637	—	—	3,716,637
Multiline Retail	1,526,910	—	—	1,526,910
Oil, Gas & Consumable Fuels	10,785,312	—	—	10,785,312
Paper & Forest Products	3,019,436	—	—	3,019,436
Pharmaceuticals	2,640,811	—	—	2,640,811
Real Estate Management & Development	1,428,280	—	—	1,428,280
Road & Rail	3,531,995	—	—	3,531,995
Semiconductors & Semiconductor Equipment	6,893,387	—	—	6,893,387
Software	1,761,024	—	—	1,761,024
Specialty Retail	2,717,919	—	—	2,717,919
Technology Hardware, Storage & Peripherals	5,614,959	—	—	5,614,959
Textiles, Apparel & Luxury Goods	2,553,502	—	—	2,553,502
Transportation Infrastructure	768,488	—	—	768,488
Wireless Telecommunication Services	1,547,372	—	—	1,547,372
Equity-Linked Structured Notes	—	3,245,641	—	3,245,641
Exchange-Traded Funds	857,280	—	—	857,280
Total	$165,129,167	$5,052,245	$—	$170,181,412

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Liabilities
Forward Currency Contracts	$—	$(58,501)	$—	$(58,501)
Total	$—	$(58,501)	$—	$(58,501)

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

	Valuation Inputs
Rising Dividend Fund *	Level 1	Level 2	Level 3	Total Value
Common Stocks
Aerospace & Defense	$2,587,140	$—	$—	$2,587,140
Air Freight & Logistics	1,517,600	—	—	1,517,600
Banks	7,567,530	—	—	7,567,530
Beverages	2,680,420	—	—	2,680,420
Biotechnology	2,296,020	—	—	2,296,020
Capital Markets	3,046,300	—	—	3,046,300
Chemicals	1,405,000	—	—	1,405,000
Commercial Services & Supplies	1,222,470	—	—	1,222,470
Communications Equipment	1,056,170	—	—	1,056,170
Consumer Finance	1,772,850	—	—	1,772,850
Diversified Telecommunication Services	2,344,880	—	—	2,344,880
Electric Utilities	1,937,403	—	—	1,937,403
Electronic Equipment, Instruments & Components	1,470,030	—	—	1,470,030
Energy Equipment & Services	943,670	—	—	943,670
Equity Real Estate Investment	2,487,480	—	—	2,487,480
Food & Staples Retailing	1,989,690	—	23,933	2,013,623
Food Products	1,667,300	—	—	1,667,300
Health Care Equipment & Supplies	1,308,790	—	—	1,308,790
Health Care Providers & Services	1,485,770	—	—	1,485,770
Hotels, Restaurants & Leisure	3,088,585	—	—	3,088,585
Household Durables	913,860	—	—	913,860
Household Products	960,630	—	—	960,630
Insurance	1,402,440	—	—	1,402,440
Internet Software & Services	2,013,528	—	—	2,013,528
IT Services	1,163,200	—	—	1,163,200
Machinery	2,503,960	—	—	2,503,960
Media	3,903,394	—	—	3,903,394
Multi-Utilities	983,560	—	—	983,560
Oil, Gas & Consumable Fuels	7,155,760	—	—	7,155,760
Pharmaceuticals	4,557,095	—	—	4,557,095
Road & Rail	2,065,288	—	—	2,065,288
Semiconductors & Semiconductor Equipment	5,552,555	—	—	5,552,555
Software	4,393,760	—	—	4,393,760
Specialty Retail	2,852,240	—	—	2,852,240
Technology Hardware, Storage & Peripherals	2,442,050	—	—	2,442,050
Textiles, Apparel & Luxury Goods	1,049,360	—	—	1,049,360
Exchange-Traded Funds	2,939,625	—	—	2,939,625
Put Options Purchased	23,600	—	—	23,600
Short-Term Investments	—	4,363,000	—	4,363,000
Total	$90,751,003	$4,363,000	$23,933	$95,137,936

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Liabilities
Written Options Contracts	$(8,300)	$—	$—	$(8,300)
Total	$(8,300)	$—	$—	$(8,300)

	Valuation Inputs
Financial Services Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$19,409,962	$—	$—	$19,409,962
Exchange-Traded Funds	258,830	—	—	258,830
Short-Term Investments	—	1,073,000	—	1,073,000
Total	$19,668,792	$1,073,000	$—	$20,741,792

	Valuation Inputs
Small Cap Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$14,875,562	$—	$—	$14,875,562
Short-Term Investments	—	233,000	—	233,000
Total	$14,875,562	$233,000	$—	$15,108,562

	Valuation Inputs
Ultra Short Municipal Income Fund*	Level 1	Level 2	Level 3	Total Value
Municipal Bonds	$—	$1,021,493,300	$—	$1,021,493,300
Money Market Funds	—	17,204	—	17,204
Total	$—	$1,021,510,504	$—	$1,021,510,504

	Valuation Inputs
High Yield Managed Duration Municipal Fund*	Level 1	Level 2	Level 3	Total Value
Municipal Bonds	$—	$180,343,362	$—	$180,343,362
Money Market Funds	—	4,296	—	4,296
Total	$—	$180,347,658	$—	$180,347,658

* For detailed sector, country and state descriptions, see accompanying Schedule of Portfolio Investments.

For the period ended April 30, 2017, there were no transfers between Level 1, Level 2 and Level 3. The Funds recognize transfers as of the beginning of the period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Rising
Dividend
Fund
Balance as of October 31, 2016	$23,933
Realized gain (loss)	—
Change in unrealized depreciation	—
Purchases	—
Sales	—
Transfers in to Level 3	—
Transfers out of Level 3	—
Balance as of April 30, 2017	$23,933
Change in net unrealized appreciation/(depreciation) on Level 3 assets held at period end	$—

* Statements of Operations Location: Change in net unrealized appreciation/(depreciation) on investments.

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Line of Credit and Custody Overdrafts:

On December 1, 2010, each of the Series Trust and Income Trust entered into a lending agreement with BNP Paribas through its New York branch (“BNPP NY”) on behalf of each of the Funds. Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.95% per annum on amounts borrowed. The BNPP NY facility provides secured, uncommitted lines of credit for the Funds where selected Funds’ assets are pledged against advances made to the respective Fund. Each Fund has granted a security interest in all pledged assets used as collateral to the BNPP NY facility. Each Fund is permitted to borrow up to 33.33% of its total assets for extraordinary or emergency purposes. Additionally, each of the following Funds is permitted to borrow up to 10% of its total assets for investment purposes but in no case shall any Fund’s total outstanding borrowings exceed 33.33% of their respective total assets. Either BNPP NY or the Funds may terminate this agreement upon delivery of written notice. For the period ended April 30, 2017, the average interest rate paid on outstanding borrowings under the line of credit was 1.82%, 1.82% and 1.71% for the Dynamic Dividend Fund, Rising Dividend Fund and High Yield Managed Duration Municipal Fund, respectively. The Funds may also incur interest expense on custody overdraft charges.

	Dynamic	Rising	Financial
	Dividend	Dividend	Services	Small Cap
	Fund	Fund	Fund	Fund
Total line of credit amount available for investment purposes at April 30, 2017	$17,523,842	$9,868,482	$2,126,874	$1,511,993
Line of credit outstanding at April 30, 2017	12,359,205	—	—	—
Line of credit amount unused at April 30, 2017	5,164,637	9,868,482	2,126,874	1,511,993
Average balance outstanding during the period	6,366,722	437	—	—
Maximum balance outstanding during the period	16,054,680	19,785	—	—
Interest expense incurred on line of credit during the period	58,126	4	—	—
Interest expense incurred on custody overdrafts during the period	—	—	—	—

	Ultra Short Municipal Income Fund	High Yield Managed Duration Municipal Fund
Total line of credit amount available for investment purposes at April 30, 2017	$103,004,240	$18,320,970
Line of credit outstanding at April 30, 2017	—	—
Line of credit amount unused at April 30, 2017	103,004,240	18,320,970
Average balance outstanding during the period	—	60,200
Maximum balance outstanding during the period	—	2,398,246
Interest expense incurred on line of credit during the period	—	519
Interest expense incurred on custody overdrafts during the period	2,981	260

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

D. Federal and Other Income Taxes:

It is each Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake procedural steps to claim the benefits of such treaties. Where available, the Funds will file refund claims for foreign taxes withheld.

FASB ASC 740-10 “Income Taxes” - Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2017, no provision for income tax is required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of April 30, 2017, open Federal and New York tax years include the tax years ended October 31, 2013 through 2016. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable. Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. As of April 30, 2017, there were no outstanding balances of accrued capital gains taxes for the Funds.

E. Distributions to Shareholders:

Each Fund intends to distribute all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date. All dividends are automatically reinvested in full and fractional shares of the respective Funds at net asset value per share, unless otherwise requested.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

F. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated among the classes of the Funds based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific distribution expenses are limited to those incurred under the Distribution Plan for Class A shares (See Note 5).

G. Foreign Currency Translation Transactions:

Each of the Dynamic Dividend Fund, Rising Dividend Fund and Financial Services Fund may invest without limitation in foreign securities. The Small Cap Fund may invest up to 30% of the value of its net assets in foreign securities. The Funds do not isolate the portion of each portfolio invested in foreign securities of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translations gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

changes in the exchange rates. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translations gains and losses recorded in the Statements of Operations.

i)	fair value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

H. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

I. Equity-Linked Structured Notes:

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Dynamic Dividend Fund held five equity-linked structured notes as of April 30, 2017.

J. Options:

The Funds may engage in option transactions and in doing so achieve similar objectives to what they would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Funds may also purchase put options on individual securities. The Funds may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities in the Funds’ portfolio.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

Written options transactions for the period ended April 30, 2017 were as follows in the Rising Dividend Fund:

	Number of	Premiums
	Contracts	Received
Written Options, outstanding as of October 31, 2016	—	$—
Options written	400	52,502
Options bought back	(200)	(35,316)
Written Options, outstanding as of April 30, 2017	200	$17,186

K. Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Funds’ forward contracts are not subject to an enforceable master netting agreement or similar agreement. The Dynamic Dividend Fund and the Financial Services Fund entered into forward currency contracts during the reporting period to economically hedge against changes in the value of foreign currencies. During the period ended April 30, 2017, the Dynamic Dividend Fund and Financial Services Fund entered into four and one forward contracts, respectively. The average monthly principal amount for forward contracts held by the Dynamic Dividend Fund and Financial Services Fund throughout the period was $6,725,040 and $68,430, respectively. This is based on amounts held as of each month-end throughout the period.

The following forward currency contracts were held as of April 30, 2017:

Dynamic Dividend Fund

		Settlement		Settlement	Current	Unrealized
Description	Counterparty	Date	Currency	Value	Value	Depreciation
Contracts Sold:
Euro	State Street Bank and Trust Company	06/07/17	5,200,000 EUR	$5,615,428	$5,673,929	$(58,501)
					$5,673,929	$(58,501)

L. Derivative Instruments:

The following tables provide information about the effect of derivatives on the Funds’ Statements of Assets and Liabilities and Statements of Operations as of and for the period ended April 30, 2017. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Funds’ derivatives during the period.

The effect of derivative instruments in the Statements of Assets and Liabilities as of April 30, 2017:

Dynamic Dividend Fund

	Statements of Assets	Unrealized
Derivatives	and Liabilities Location	Depreciation
Forward Currency Contracts
Foreign exchange risk	Unrealized depreciation on forward currency contracts	$(58,501)

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

Rising Dividend Fund

Derivatives	Statements of Assets and Liabilities Location	Value
Options Contracts
Equity Contracts	Investments in securities, at value (includes purchased options)	$23,600
Equity Contracts	Written options contracts, at value	$(8,300)

The effect of derivative instruments in the Statements of Operations for the period ended April 30, 2017:

Dynamic Dividend Fund

Derivatives	Statements of Operations Location	Net Realized Gain	Change in Net Unrealized Depreciation
Forward Currency Contracts
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions	$927,606
Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$(522,661)

Rising Dividend Fund

Derivatives	Statements of Operations Location	Net Realized Gain/(Loss)	Change in Net Unrealized Appreciation/(Depreciation)
Options Contracts
Equity risk	Net realized gain/(loss) from investments	$(34,885)
Equity risk	Change in net unrealized appreciation/(depreciation) on investments		$(24,400)
Equity risk	Net realized gain/(loss) from written options contracts	$29,377
Equity risk	Change in net unrealized appreciation/(depreciation) on written options contracts		$8,886

Financial Services Fund

Derivatives	Statements of Operations Location	Net Realized Loss
Forward Currency Contracts
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions	$(2,058)

M. Redemption Fees:

The Funds of the Series Trust impose a redemption fee of 1% of the total redemption amount on all Fund shares redeemed or exchanged within 60 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is accounted for as an increase to paid-in-capital. The Ultra Short Municipal Income Fund imposes a 0.25% redemption fee for shares redeemed or exchanged within 30 days of buying them and the High Yield Managed Duration Municipal Fund imposes a 0.75% redemption fee for shares redeemed or exchanged within 60 days of buying them, of the total redemption amount on all Fund shares redeemed or exchanged. This fee is assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is accounted for as an increase to paid-in-capital.

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

Dynamic Dividend Fund

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	468,838	$1,730,039	1,486,955	$5,166,679
Shares issued in reinvestment of dividends	989,779	3,668,975	2,243,462	7,864,987
Redemption fees	—	14	—	2,584
Shares redeemed	(4,536,963)	(16,664,415)	(9,246,176)	(32,274,678)
Total net change	(3,078,346)	$(11,265,387)	(5,515,759)	$(19,240,428)
Class A
Shares sold	51,154	$188,922	500,144	$1,719,939
Shares issued in reinvestment of dividends	14,305	53,068	31,513	110,605
Redemption fees	—	—	—	57
Shares redeemed	(84,054)	(313,086)	(500,200)	(1,773,362)
Total net change	(18,595)	$(71,096)	31,457	$57,239

Rising Dividend Fund

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	18,625	$298,530	53,207	$758,478
Shares issued in reinvestment of dividends	100,959	1,616,253	248,227	3,665,092
Redemption fees	—	79	—	72
Shares redeemed	(60,118)	(956,547)	(555,655)	(8,220,628)
Total net change	59,466	$958,315	(254,221)	$(3,796,986)
Class A
Shares sold	7,122	$117,272	4,425	$67,792
Shares issued in reinvestment of dividends	991	15,868	3,857	56,846
Redemption fees	—	1	—	1
Shares redeemed	(7,175)	(116,244)	(78,595)	(1,154,232)
Total net change	938	$16,897	(70,313)	$(1,029,593)

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

Financial Services Fund

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	298,086	$4,771,121	135,507	$1,673,566
Shares issued in reinvestment of dividends	3,604	58,668	13,575	172,672
Redemption fees	—	1,220	—	203
Shares redeemed	(118,704)	(1,947,988)	(762,779)	(9,193,716)
Total net change	182,986	$2,883,021	(613,697)	$(7,347,275)
Class A
Shares sold	43,768	$714,967	18,462	$217,085
Shares issued in reinvestment of dividends	175	2,819	2,714	34,336
Redemption fees	—	190	—	58
Shares redeemed	(23,024)	(380,036)	(330,395)	(3,750,081)
Total net change	20,919	$337,940	(309,219)	$(3,498,602)

Small Cap Fund

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	46,013	$817,457	27,831	$407,257
Shares issued in reinvestment of dividends	—	—	—	—
Redemption fees	—	—	—	2
Shares redeemed	(50,534)	(877,618)	(93,944)	(1,358,321)
Total net change	(4,521)	$(60,161)	(66,113)	$(951,062)
Class A
Shares sold	138	$2,500	604	$8,790
Shares issued in reinvestment of dividends	—	—	—	—
Redemption fees	—	—	—	—
Shares redeemed	(3,482)	(58,729)	(41,197)	(605,864)
Total net change	(3,344)	$(56,229)	(40,593)	$(597,074)

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2017 (Unaudited)

Ultra Short Municipal Income Fund

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	32,421,359	$325,410,767	57,341,218	$575,628,307
Shares issued in reinvestment of dividends	277,395	2,784,212	416,008	4,176,278
Redemption fees	—	11,211	—	17,574
Shares redeemed	(44,448,318)	(446,140,777)	(44,425,596)	(445,984,747)
Total net change	(11,749,564)	$(117,934,587)	13,331,630	$133,837,412
Class A
Shares sold	5,952,261	$60,058,314	12,653,132	$127,779,710
Shares issued in reinvestment of dividends	47,293	477,189	65,499	661,340
Redemption fees	—	2,496	—	4,218
Shares redeemed	(5,975,693)	(60,294,741)	(12,436,462)	(125,584,498)
Total net change	23,861	$243,258	282,169	$2,860,770

High Yield Managed Duration Municipal Fund

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	5,324,691	$54,209,380	12,248,523	$127,050,001
Shares issued in reinvestment of dividends	144,231	1,464,714	198,535	2,055,480
Redemption fees	—	11,658	—	21,666
Shares redeemed	(6,719,845)	(68,190,229)	(2,306,308)	(23,920,920)
Total net change	(1,250,923)	$(12,504,477)	10,140,750	$105,206,227
Class A
Shares sold	1,374,305	$13,959,589	2,893,642	$29,933,772
Shares issued in reinvestment of dividends	39,900	405,204	49,097	509,207
Redemption fees	—	2,653	—	5,897
Shares redeemed	(658,717)	(6,702,614)	(476,576)	(4,952,583)
Total net change	755,488	$7,664,832	2,466,163	$25,496,293

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2017 are as follows:

	Purchases	Sales
Dynamic Dividend Fund	$85,352,922	$85,165,742
Rising Dividend Fund	36,975,877	39,285,844
Financial Services Fund	7,697,359	5,333,993
Small Cap Fund	7,329,951	6,913,093
Ultra Short Municipal Income Fund.	924,549,079	1,024,014,864
High Yield Managed Duration Municipal Fund	138,444,230	149,611,245

The Funds did not have purchases and sales of U.S. Government Obligations during the period ended April 30, 2017.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2017 (Unaudited)

5.	Distribution Plan:

Quasar Distributors, LLC (“Quasar”) serves as each Fund’s distributor. Each of the Funds have adopted a distribution and servicing plan (the “Plan”) for their Class A shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution and servicing of their Class A shares at an annual rate, as determined from time to time by the Board, of up to 0.25% of the average daily net assets of the Class A shares of the Funds. Amounts paid under the Plan by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of Class A shares of the Funds, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. Dynamic Dividend Fund, Rising Dividend Fund, Financial Services Fund, Small Cap Fund, Ultra Short Municipal Income Fund and High Yield Managed Duration Municipal Fund incurred $5,039, $1,720, $3,163, $774, $257,901 and $45,693, respectively, pursuant to the Plan for the period ended April 30, 2017.

The Plan for the Funds may be terminated at any time by a majority vote of the Trustees of the Trusts who are not “interested persons,” as defined by the 1940 Act, or by vote of a majority of the outstanding voting shares of the respective Fund.

6.	Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

The Adviser provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the Funds, the Adviser is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the Financial Services Fund and Small Cap Fund. From April 1, 2016 to April 1, 2017, the Adviser waived 0.05% of the Small Cap Fund’s Advisory Fee at an annualized rate. From April 10, 2017 to February 28, 2019, the Adviser shall waive 0.10% of the Financial Services Fund Advisory Fee at an annualized rate. Fees waived pursuant to waivers discussed above are not subject to recoupment by the Adviser discussed below. The Adviser is entitled to an annual fee based on each Fund’s average daily net asset for the Dynamic Dividend Fund and Rising Dividend Fund, in accordance with the following schedule:

First $250 million	1.00%
Over $250 million	0.95%

The Adviser is entitled to an annual fee based on the Ultra Short Municipal Income Fund’s average daily net assets, in accordance with the following schedule:

First $2.5 billion	0.50%
Over $2.5 billion	0.45%

The Adviser is entitled to an annual fee based on the High Yield Managed Duration Municipal Fund’s average daily net assets, in accordance with the following schedule:

First $250 million	0.65%
Over $250 million	0.60%

The Adviser agreed to waive fees and/or reimburse the Dynamic Dividend Fund, Rising Dividend Fund, Financial Services Fund (until April 10, 2017) and Small Cap Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed annually 1.50% of each Fund’s Class A shares average daily net assets, and 1.25% of each Fund’s Institutional Class shares average daily net assets. From April 10, 2017 to February 28, 2019, the Adviser agreed to waive fees and/or reimburse the Financial Services Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed annually 1.25% of the Fund’s Class A shares average daily net assets and 1.00% of the Fund’s Institutional Class shares average daily net assets. The Adviser agreed to waive fees and/or reimburse the Ultra Short Municipal Income Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed annually 0.70% of the Fund’s Class A shares average daily net assets and 0.45% of the Fund’s Institutional Class shares average daily net assets. The Adviser agreed to waive fees and/or reimburse the High Yield Managed Duration Municipal Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, but excluding interest,

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2017 (Unaudited)

brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed annually 0.90% of the Fund’s Class A shares average daily net assets and 0.65% of the Fund’s Institutional Class shares average daily net assets. For the period ended April 30, 2017, the Adviser waived investment advisory fees and other expenses totaling $36,626, $34,940 $25,115, $1,188,511 and $134,205 for the Dynamic Dividend Fund, Financial Services Fund, Small Cap Fund, Ultra Short Municipal Income Fund and High Yield Managed Duration Municipal Fund, respectively. The expense limitations will remain in effect for each Fund through February 28, 2018 (February 28, 2019 for Financial Services Fund) unless and until the Board of the Series and Income Trusts approve its modification or termination with respect to each Fund. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. Waived expenses subject to potential recovery by year of expiration are as follows:

Years of Expiration	Dynamic Dividend Fund	Rising Dividend Fund	Financial Services Fund	Small Cap Fund	Ultra Short Municipal Income Fund	High Yield Managed Duration Municipal Fund
10/31/2017	$146,717	$44,557	$—	$37,668	$2,325,098	$106,330
10/31/2018	—	55,991	137,078	77,751	2,283,138	115,543
10/31/2019	12,047	—	59,030	40,153	1,983,569	205,015
10/31/2020	36,626	—	33,535	22,206	1,042,238	134,205

The Adviser voluntarily agreed to reimburse the Ultra Short Municipal Income Fund (Until April 6, 2017) to the extent necessary to ensure that the Fund’s total operating expenses (including 12b-1 fees, where applicable, but excluding interest, brokerage commissions and extraordinary expenses) were within the range 0.67%-0.70% and 0.42%-0.45% of the average daily net assets of the Class A shares and Institutional Class shares, respectively.

The Adviser makes payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services with respect to the Funds. On February 2, 2012, the Board approved, subject to certain limitations, the reimbursement to the Adviser by the appropriate Fund, of up to a certain percentage of such fees paid by the Adviser to intermediaries that provide omnibus account services, sub-accounting services, and/or networking services. Reimbursement of these fees are subject to review by the Board and are included in the transfer agent fees in the Statements of Operations. For the period ended April 30, 2017, the Dynamic Dividend Fund, Rising Dividend Fund, Financial Services Fund, Small Cap Fund, Ultra Short Municipal Income Fund and High Yield Managed Duration Municipal Fund incurred $62,516, $1,303, $9,434, $2,091 and $232,552 and $17,510 respectively, in reimbursements to the Adviser.

State Street Bank and Trust Company (“SSBT”) serves as the custodian and fund accounting agent. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ NAVs. SSBT, as the Funds’ custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Funds. SSBT also serves as the administrator for the Series Trust and Income Trust. SSBT, as the Funds’ administrator, is paid on the basis of net assets of the Funds which are allocated among the series of the Series Trust and Income Trust, on the basis of relative net assets.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Series and Income Equity Trusts. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

Certain officers and trustees of the Funds are also officers and/or trustees of the Adviser. No interested trustee, who is deemed an interested person due to current or former service with the Adviser or an affiliate of Adviser, receives compensation from the Funds.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2017 (Unaudited)

7.	Federal Income Tax Information:

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share of the Funds.

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Dynamic Dividend Fund	Rising Dividend Fund	Financial Services Fund
Undistributed ordinary income	$—	$600,016	$7,928
Undistributed long-term capital gain	—	—	27,776
Accumulated capital loss	(560,644,359)	(150,415)	—
Unrealized appreciation/(depreciation)	7,984,250	11,044,302	2,318,341
Total	$(552,660,109)	$11,493,903	$2,354,045

	Small Cap Fund	Ultra Short Municipal Income Fund	High Yield Managed Duration Municipal Fund
Undistributed tax exempt income	$—	$145,696	$139,733
Late year ordinary loss deferral	(68,771)	—	—
Accumulated capital loss	(7,778,434)	(546,542)	(920,416)
Unrealized appreciation/(depreciation)	800,498	(6,283)	1,363,597
Total	$(7,046,707)	$(407,129)	$582,914

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. These permanent differences are primarily due to the differing treatment of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies, acquired capital loss carryforwards and distribution redesignations. Accordingly, for the year ended October 31, 2016, the effects of certain differences were reclassified as follows:

Fund	Capital stock	Accumulated net investment income (loss)	Accumulated net realized gains (losses)
Dynamic Dividend Fund	$(536,971,766)	$(114,157)	$537,085,923
Rising Dividend Fund	14	(21,519)	21,505
Financial Services Fund	7,523	56,853	(64,376)
Small Cap Fund	(191,165)	83,168	107,997

As of April 30, 2017, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation/ (depreciation)
Dynamic Dividend Fund	$ 147,974,852	$26,986,420	$(4,779,860)	$22,206,560
Rising Dividend Fund	76,811,788	18,720,811	(394,663)	18,326,148
Financial Services Fund	15,766,727	5,013,976	(38,911)	4,975,065
Small Cap Fund	13,900,157	2,006,539	(798,134)	1,208,405
Ultra Short Municipal Income Fund	1,021,589,362	36,743	(115,601)	(78,858)
High Yield Managed Duration Municipal Fund	180,325,860	1,239,125	(1,217,327)	21,798

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, partnership tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2017 (Unaudited)

The tax character of distributions paid during the year ended October 31, 2016 were as follows:

2016
Dynamic Dividend Fund
Ordinary income	$10,120,435
Long-term capital gain	—
Return of capital	1,100,161
Total	$11,220,596
Rising Dividend Fund
Ordinary income	$3,179,041
Long-term capital gain	589,735
Total	$3,768,776
Financial Services Fund
Ordinary income	$355,958
Long-term capital gain	—
Total	$355,958
Small Cap Fund
Long-term capital gain	$—
Total	$—
Ultra Short Municipal Income Fund
Ordinary income	$861
Exempt interest dividends	6,061,658
Long-term capital gain	—
Total	$6,062,519
High Yield Managed Duration Municipal Fund
Ordinary income	$113,462
Exempt interest dividends	3,507,244
Long-term capital gain	—
Total	$3,620,706

During the year ended October 31, 2016, the Financial Services Fund and Small Cap Fund utilized $181,543 and $126,133 of capital loss carryovers, respectively. Capital loss carryovers as of October 31, 2016 are as follows:

Expiration Date	Dynamic Dividend Fund	Rising Dividend Fund	Financial Services Fund
10/31/2017	$388,131,987	$—	$—
10/31/2018	154,525,095	—	—

Expiration Date	Small Cap Fund	Ultra Short Municipal Income Fund	High Yield Managed Duration Municipal Fund
10/31/2017	$5,637,266	$—	$—
10/31/2018	1,581,056	—	—
10/31/2019	342,429	67,228	—

During the year ended October 31, 2016, the Dynamic Dividend Fund and Small Cap Fund had $536,971,822 and $113,385 of expired capital loss carryovers, respectively.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2017 (Unaudited)

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010 (“the Modernization Act”), post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Capital loss carryover as of October 31, 2016 with no expiration are as follows:

Fund	Short Term	Long Term
Dynamic Dividend Fund	$15,425,258	$2,562,019
Rising Dividend Fund	150,415	—
Small Cap Fund	217,683	—
Ultra Short Municipal Income Fund	443,488	35,826
High Yield Managed Duration Municipal Fund .	703,551	216,865

Certain ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year, if the Funds so elect. For the year ended October 31, 2016, the following Funds elected to defer late-year ordinary losses:

Late Year
Fund	Ordinary Losses
Small Cap Fund	$(68,771)

8.	Subsequent Events:

Distributions: The Dynamic Dividend Fund - Institutional Class Shares and Class A Shares paid a distribution from net investment income of $800,067 and $20,718 or $0.02 and $0.0192 per share, respectively, on May 31, 2017 to shareholders of record on May 30, 2017.

Alpine Mutual Funds

Information about your Funds’ Expenses
April 30, 2017 (Unaudited)

Fund expenses (Unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on November 1, 2016 and held for the six months ended April 30, 2017.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Dynamic Dividend Fund

Based on actual total return(1)

Class	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Institutional	14.23%	$1,000.00	$1,142.30	1.32%	$7.01

Class A	14.09%	$1,000.00	$1,140.90	1.58%	$8.39

Based on hypothetical total return(1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(4)

Institutional	5.00%	$1,000.00	$1,018.25	1.32%	$6.61

Class A	5.00%	$1,000.00	$1,016.96	1.58%	$7.90

Alpine Mutual Funds

Information about your Funds’ Expenses—Continued
April 30, 2017 (Unaudited)

Rising Dividend Fund

Based on actual total return(1)
Class	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Institutional	13.91%	$1,000.00	$1,139.10	1.18%	$6.26

Class A	13.80%	$1,000.00	$1,138.00	1.44%	$7.63

Based on hypothetical total return(1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(4)

Institutional	5.00%	$1,000.00	$1,018.94	1.18%	$5.91

Class A	5.00%	$1,000.00	$1,017.65	1.44%	$7.20

Financial Services Fund

Based on actual total return(1)

Class	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Institutional	25.42%	$1,000.00	$1,254.20	1.21%	$6.76

Class A	25.26%	$1,000.00	$1,252.60	1.46%	$8.15

Based on hypothetical total return(1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(4)

Institutional	5.00%	$1,000.00	$1,018.79	1.21%	$6.06

Class A	5.00%	$1,000.00	$1,017.56	1.46%	$7.30

Small Cap Fund

Based on actual total return(1)

Class	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Institutional	15.29%	$1,000.00	$1,152.90	1.25%	$6.67

Class A	15.17%	$1,000.00	$1,151.70	1.50%	$8.00

Based on hypothetical total return(1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(4)

Institutional	5.00%	$1,000.00	$1,018.60	1.25%	$6.26

Class A	5.00%	$1,000.00	$1,017.36	1.50%	$7.50

Alpine Mutual Funds

Information about your Funds’ Expenses—Continued
April 30, 2017 (Unaudited)

Ultra Short Municipal Income Fund

Based on actual total return(1)

Class	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Institutional	0.40%	$1,000.00	$1,004.00	0.42%	$2.09

Class A	0.28%	$1,000.00	$1,002.80	0.67%	$3.33

Based on hypothetical total return(1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(4)

Institutional	5.00%	$1,000.00	$1,022.71	0.42%	$2.11

Class A	5.00%	$1,000.00	$1,021.47	0.67%	$3.36

High Yield Managed Duration Municipal Fund

Based on actual total return(1)

Class	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Institutional	0.27%	$1,000.00	$1,002.70	0.65%	$3.23

Class A	0.05%	$1,000.00	$1,000.50	0.90%	$4.46

Based on hypothetical total return(1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(4)

Institutional	5.00%	$1,000.00	$1,021.57	0.65%	$3.26

Class A	5.00%	$1,000.00	$1,020.33	0.90%	$4.51

(1)	For the six months ended April 30, 2017.
(2)	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.
(4)	Hypothetical expense examples assume a 5% return over a hypothetical 181 day period.
(5)	Hypothetical expenses if the Fund had been in existence from November 1, 2016 are calculated using average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

Alpine Mutual Funds

Additional Information (Unaudited)
April 30, 2017

Approval of Investment Management Agreements

In the period leading up to the Meeting of the Board of Trustees on April 6, 2017, the Board Members reviewed 15(c) Materials responsive to their information request and specifically relating to the Investment Advisory Agreements (the “Agreements”) provided by the Adviser. The Board members had the opportunity to, and, directly and through counsel, did ask specific questions of the Adviser relating to the 15(c) Materials. In deciding whether to continue the Agreements, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the Adviser under the Agreements, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as a Fund grows and whether the fee levels in the Agreements reflect these economies of scale. The Independent Trustees evaluated a variety of information they deemed relevant on a Fund by Fund basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Independent Trustees, and different Independent Trustees may have placed greater weight on certain factors than did other Independent Trustees.

In considering the nature, extent and quality of the services provided by the Adviser, the Independent Trustees relied on, among other things, their prior experience as Independent Trustees of the Funds, the materials provided at and prior to the Meeting, as well as on materials and updates provided at Board meetings throughout the year. They noted that under the Agreements, the Adviser is responsible for managing the Funds’ investments in accordance with each Fund’s investment objectives and policies, applicable legal and regulatory requirements, and the oversight of the Independent Trustees. The Independent Trustees also noted that the Adviser is responsible for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. Finally, they noted the experience and expertise of the Adviser as a fund adviser to the Funds.

The Independent Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment, operations and compliance activities with respect to the Funds’ investments, and the responsibilities of the investment and compliance personnel with respect to the Funds. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided both at the Meeting and throughout the year, and their general knowledge of the business of the Adviser, which has been formed through meetings with members of the Adviser, including the Portfolio Managers of the Funds, the Independent Trustees took into account the Adviser’s experience, resources and strength in these areas. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by the Adviser to the Funds were appropriate and could be expected to remain so.

The Independent Trustees discussed the Fund performance metrics in the 15(c) Materials that were compiled by Morningstar. In assessing the quality of the portfolio management, the Independent Trustees were able to review and compare the short-term and long-term performance of each Fund on both an absolute basis and in comparison both to its peer group and relevant index as set forth in the Morningstar Report. The Board recognized the steps that management has taken over the past year with respect to the performance of the Funds, including changes to the portfolio management and research teams. They noted the Adviser’s ongoing commitment to continue to consider actions to rationalize the Fund complex, particularly with respect to smaller Funds. The Independent Trustees also reviewed a summary of Fund performance and expenses against those of their peer and category groups. For certain of the Funds, they noted that higher expenses as compared to the peer and category groups were accounted for by the small size of a Fund or a decline in the assets of a Fund. In this connection, the Independent Trustees noted the steps taken by the Adviser to reduce management fees and overall expenses of the Funds. The Board also considered the infrastructure and technology services provided by the Adviser. The Independent Trustees concluded that the fees to the Adviser, as proposed to be reduced or waived for certain Funds at this Meeting, were appropriate.

Based on the presentation previously made by the Adviser regarding profitability, the Independent Trustees also considered the profitability of the advisory agreements with the Adviser. The Independent Trustees were provided with general data on the Funds’ profitability and with respect to the profitability of each Fund. The Independent Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, including pursuant to the expense limitation agreements in place, as well as each Funds’ brokerage and commissions, commission sharing agreements and the Open-

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2017 (Unaudited)

End Trusts’ payments to intermediaries whose customers invest in the Funds. After receiving the Adviser’s presentation and having had time for discussion and analysis, including plans for potential modification or enhancement of existing products, as well as commitments by the Adviser to continue to seek to improve the distribution of the Funds through a review of the Adviser’s business, the Independent Trustees concluded that, to the extent that the Adviser’s relationship with the Funds had been profitable, the profitability was in no instance excessive.

The Independent Trustees also had an opportunity to review and discuss the other 15(c) Materials provided by Alpine in response to the request of their counsel, including, among others, comparative performance, expense information, organization charts, advisory fee breakpoints and profitability data. The Independent Trustees also had the opportunity to consider whether the management of the Funds resulted in any “fall-out” benefits to the Adviser. In considering whether the Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded that, to the extent that the Adviser derives other benefits from its relationship with the Funds, any such benefits do not render the Adviser’s fees excessive.

The Independent Trustees approved the continuance of the Funds’ Agreements for one year with the Adviser after weighing, among others, the foregoing factors. They reasoned that the nature and extent of the services provided by the Adviser were appropriate and that the Adviser was continuing to take appropriate steps to address performance issues affecting certain Funds, including by taking steps to change investment personnel. As to the Adviser’s fees for the Funds, the Independent Trustees determined that the fees, after considering certain additional proposed contractual waivers, were appropriate, that the Funds’ relationship with the Adviser was not so profitable as to render the fees excessive and that any additional benefits to the Adviser were not of a magnitude that resulted in excessive fees.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2017 (Unaudited)

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Funds at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedule of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2017 (Unaudited)

Privacy Policy

The Funds collect non-public information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provided agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to a broker dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

TRUSTEES

Samuel A. Lieber

Eleanor T.M. Hoagland

H. Guy Leibler

Jeffrey E. Wacksman

CUSTODIAN &

ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, NY 10019

FUND COUNSEL

Willkie Farr & Gallagher LLP

787 7th Avenue

New York, NY 10019

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

INVESTMENT ADVISER

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

TRANSFER AGENT

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

SHAREHOLDER | INVESTOR INFORMATION

1(888)785.5578

www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment management companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)   Not applicable to semi-annual reports.

(a)(2)   The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)   Not applicable.

(b)       The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Income Trust

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 7, 2017